SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 281 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT ☐

OF 1940

Amendment No. 282 ☒

(Check appropriate box or boxes.)

Mutual Fund Series Trust - File Nos. 333-132541 and 811-21872

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (402) 895-1600

CT CORPORATION SYSTEM

1300 EAST NINTH STREET

CLEVELAND, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio 43215

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐immediately upon filing pursuant to paragraph (b)

☒ on November 1, 2016 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐on (date) pursuant to paragraph (a)(1)

☐75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Catalyst Small-Cap Insider Buying Fund Class A: CTVAX Class C: CTVCX Class I: CTVIX

Catalyst Insider Buying Fund Class A: INSAX Class C: INSCX Class I: INSIX

Catalyst MLP & Infrastructure Fund Class A: MLXAX Class C: MLXCX Class I: MLXIX

Catalyst/EquityCompass Buyback Strategy Fund Class A: BUYAX Class C: BUYCX Class I: BUYIX

Catalyst/Groesbeck Growth of Income Fund Class A: CGGAX Class C: CGGCX Class I: CGGIX

Catalyst/MAP Global Equity Fund Class A: CAXAX Class C: CAXCX Class I: CAXIX

Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX

Catalyst Dynamic Alpha Fund Class A: CPEAX Class C: CPECX Class I: CPEIX

Catalyst IPOx Allocation Fund Class A: OIPAX Class C: OIPCX Class I: OIPIX

PROSPECTUS
NOVEMBER 1, 2016

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: CATALYST SMALL CAP INSIDER BUYING FUND	1
FUND SUMMARY: CATALYST INSIDER BUYING FUND	6
FUND SUMMARY: CATALYST MLP & INFRASTRUCTURE FUND	10
FUND SUMMARY: CATALYST/EQUITYCOMPASS BUYBACK STRATEGY FUND	17
FUND SUMMARY: CATALYST/GROESBECK GROWTH OF INCOME FUND	23
FUND SUMMARY: CATALYST/MAP GLOBAL EQUITY FUND	28
FUND SUMMARY: CATALYST/LYONS TACTICAL ALLOCATION FUND	33
FUND SUMMARY: CATALYST DYNAMIC ALPHA FUND	39
FUND SUMMARY: CATALYST IPOx ALLOCATION FUND	44
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	48
HOW TO BUY SHARES	65
HOW TO REDEEM SHARES	71
DISTRIBUTION PLANS	73
VALUING THE FUNDS’ ASSETS	74
DIVIDENDS, DISTRIBUTIONS AND TAXES	75
MANAGEMENT OF THE FUNDS	76
FINANCIAL HIGHLIGHTS	85
PRIVACY NOTICE	110
FOR MORE INFORMATION	112

FUND SUMMARY: CATALYST SMALL CAP INSIDER BUYING FUND

Investment Objective: The Fund’s objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 62 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 64.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.45%	0.45%	0.45%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.96%	2.71%	1.71%
Fee Waiver and/or Expense Reimbursement [2]	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.76%	2.51%	1.51%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes and extraordinary expenses) at 1.75%. 2.50% and 1.50% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2017. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$744	$254	$154
1

3	$1,137	$822	$519
5	$1,554	$1,417	$909
10	$2,714	$3,027	$2,003

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2016 was 189% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in common stocks of small capitalization U.S. companies. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors or large activist shareholders. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in small-cap stocks defined as stocks of companies with less than $4 billion in market capitalization.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders or large activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may

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prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Turnover Rate Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Small-Cap Insider Buying Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Performance information for Class I shares will be included in the performance table after the share class has been in operation for one complete calendar year. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

3

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 24.69% (quarter ended September 30, 2009), and the lowest return for a quarter was (26.40)% (quarter ended September 30, 2011). The Fund’s Class A year-to-date return for the period ended September 30, 2016 was 5.58%.

Average Annual Total Returns

(for the periods ended, December 31, 2015)

Class A	1 Year	5 Year	Since inception (7/31/2006)
Return Before Taxes	(28.34)%	(3.80)%	3.11%
Return After Taxes on Distributions	(28.45)%	(4.18)%	2.68%
Return After Taxes on Distributions and Sale of Fund Shares	(15.96)%	(2.84)%	2.36%
Class C
Return Before Taxes	(24.55)%	(3.39)%	3.04%

Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	(4.41)%	9.19%	6.72%

Class I	1 Year	5 Year	Since inception (3/27/2009)
Return Before Taxes	(23.81)%	(2.42)%	9.61%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	(4.41)%	9.19%	17.06%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C and Class I shares will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

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Portfolio Manager: David Miller, Senior Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2006.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

FUND SUMMARY: CATALYST INSIDER BUYING FUND

Investment Objective: The Fund’s objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 62 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 64.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.49%	2.24%	1.24%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$718	$227	$126
3	$1,019	$700	$393
5	$1,341	$1,200	$681
10	$2,252	$2,575	$1,500

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2016 was 167%  of the average value of its portfolio.

6

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors, large shareholders or activist shareholders. The Fund may invest in companies of any market capitalization, including smaller-sized companies, but intends to emphasize larger capitalization stocks.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders and large or activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

7

Turnover Rate Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended March 31, 2013), and the lowest return for a quarter was (9.78)% (quarter ended September 30, 2015). The Fund’s Class A year-to-date return for the period ended September 30, 2016 was (3.10)%.

Average Annual Total Returns

(for the periods ended, December 31, 2015)

	1 Year	Since inception (7/29/2011)
Class A
Return Before Taxes	(13.65)%	9.85%
Return After Taxes on Distributions	(13.65)%	8.61%
Return After Taxes on Distributions and Sale of Fund Shares	(7.73)%	7.26%

8

	1 Year	Since inception (7/29/2011)
Class C
Return Before Taxes	(9.02)%	11.09%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	13.34%
Class I		Since inception (6/6/14)
Return Before Taxes	(8.20)%	(5.38)%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%_	5.21%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C and Class I shares will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: David Miller, Senior Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

FUND SUMMARY: CATALYST MLP & INFRASTRUCTURE FUND

Investment Objective: The Fund’s objective is current income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 62 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 64.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses	2.03%	2.78%	1.78%
Fee Waiver and/or Expense Reimbursement [1]	(0.38)%	(0.38)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.65%	2.40%	1.40%

1 The Fund’s advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses) at 1.65%. 2.40% and 1.40% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2017. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$733	$243	$143
3	$1,140	$826	$523
10

3	$1,140	$826	$523
5	$1,572	$1,436	$929
10	$2,769	$3,081	$2,063

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal period ended June 30, 2016 was 96% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by primarily investing in the equity securities of the general partners of master limited partnerships (“MLPs”) and the parent companies of general partners of MLPs (collectively, “GPs”). MLPs are publically traded partnerships that predominately operate, or directly or indirectly own, energy related assets. The Fund may also invest in the equity securities of MLPs and other companies engaged in energy related businesses. Most of the entities in which the Fund will invest derive a majority of their revenue from “midstream” energy infrastructure related activities, including treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of MLPs, GPs and other businesses that derive a majority of their revenue from energy infrastructure activities. The Fund may invest in U.S. and foreign issuers of any market capitalization.

The Fund intends to be taxed as a registered investment company (“RIC”) and comply with all RIC-related restrictions, including limiting its investment in entities taxed as limited partnerships to 25%.

SL Advisors, LLC (the “Sub-Advisor”), the Fund’s investment sub-advisor, utilizes a investment selection process that includes the analysis of various qualitative and quantitative factors. In evaluating securities for inclusion in the investment portfolio, the Sub-Adviser considers current distribution yield and likely growth prospects of the issuer of the security. Those issuers with a demonstrated history of stable and growing distributions are favored, as are those with well-regarded management teams. Each issuer’s competitive position is also evaluated as is its new projects, its likelihood of successful execution and its impact on future distribution growth. GPs (either directly as a general partner or indirectly as a parent company of a general partner) typically enjoy a share of an MLP’s distributable cash flow (“DCF”) in the form of incentive distribution rights (“IDRs”). IDRs typically provide a GP with an increasing share of an MLP’s DCF up to a maximum of 50%. Not all GPs are at the 50% level of IDR splits, so consideration is given to the likelihood of the GP’s IDR-related share of DCF rising towards this 50% level. Securities will be sold when other appropriate securities are available with superior return prospects.

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The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Distribution Policy: The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Catalyst MLP & Infrastructure Fund Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Energy Sector Risk. The Fund focuses its investments in the energy infrastructure sector. Because of its focus in this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector. Energy infrastructure entities are subject to the risks specific to the industry they serve including, but not limited to, the following:

Fluctuations in commodity prices;

Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;

New construction risk and acquisition risk which can limit potential growth;

A sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;

Depletion of the natural gas reserves or other commodities if not replaced;

Changes in the regulatory environment;

Extreme weather;

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Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and

Threats of attack by terrorists.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Limited History of Operations. The Fund is a relatively new mutual fund and has a limited history of operations for investors to evaluate.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

MLP and MLP-Related Securities. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the

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Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the advisor’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Adviser may not achieve the intended result in managing the Fund.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Sector Concentration Risk. The Fund typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk, as described above.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Mid Capitalization Risk. To the extent the Fund invests in the securities of small and mid sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

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During the period shown in the bar chart, the highest return for a quarter was 4.66% (quarter ended March 31, 2015), and the lowest return for a quarter was (30.78)% (quarter ended September 30, 2015). The Fund’s Class A year-to-date return for the period ended September 30, 2016 was 53.07%.

Average Annual Total Returns

(for the periods ended, December 31, 2015)

Class A	1 Year	Since inception (12/22/14)
Return Before Taxes	(48.86)%	(48.08)%
Return After Taxes on Distributions	(50.00)%	(49.21)%
Return After Taxes on Distributions and Sale of Fund Shares	(27.12)%	(36.51)%
Class C
Return Before Taxes	(46.06)%	(45.31)%
Class I
Return Before Taxes	(45.63)%	(44.88)%
Alerian MLP Total Return Index (reflects no deduction for fees, expenses or taxes)	(32.59)%	(31.24)%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C and Class I shares will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: SL Advisors, LLC (“the Sub-Advisor”) is the Fund’s investment sub-advisor.

Portfolio Managers: Simon Lack, Managing Partner of the Sub-Advisor, serves as the Fund’s Portfolio Manager and is primarily responsible for the day to day management of the Fund’s portfolio. He has served the Fund in this capacity since the Fund commenced operations in 2014.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST/EQUITYCOMPASS BUYBACK STRATEGY FUND

Investment Objective: The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 62 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 64.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses	2.10%	2.85%	1.85%
Fee Waiver and/or Expense Reimbursement[1]	(0.60)%	(0.60)%	(0.60)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement1	1.50%	2.25%	1.25%

1 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses) at 1.50%. 2.25% and 1.25% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2017. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of the waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$719	$228	$127
3	$1,141	$826	$523
5	$1,587	$1,451	$945
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10	$2,822	$3,133	$2,120

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2016 was 790% of the average value of its portfolio.

Principal Investment Strategies:

The Fund invests primarily in the common stocks of companies in the Russell 3000 Index that have announced their intention to repurchase a portion of the company’s outstanding shares. The Fund may invest in companies of any market capitalization. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities.

Catalyst Capital Advisors LLC (“Catalyst” or “Advisor”) uses investment model portfolios provided by the Fund’s portfolio consultant, Choice Financial Partners, Inc. d/b/a EquityCompass Strategies (“EquityCompass” or the “Portfolio Consultant”) to manage the Fund’s investments. The model portfolios are based on the Portfolio Consultant’s share buyback investment strategy, which is based on the premise that stocks of companies that announce share buybacks will perform well because share buybacks are a signal to the market that the management of a company believes the company’s shares are undervalued. This positive signal to the market may cause the value of the shares to rise after the share buyback announcement. In constructing the model portfolio, the Portfolio Consultant utilizes numerous quantitative techniques in identifying share repurchase announcements that it considers the most-favorable. In determining the favorability of a share buyback announcement, the Portfolio Consultant analyzes a wide array of firm and security specific characteristics in addition to buyback-announcement specific factors including, without limitation, the size of the announced share buyback, the length of time since the announcement has been made, as well as the price reaction, volatility, liquidity, trading patterns, and volume of the underlying shares, post-announcement. The Fund’s portfolio will be actively managed, which is expected to result in significant portfolio turnover in the process of investing in the most favorable buyback situations and exiting less favorable positions. Stocks are typically sold from the portfolio when the Portfolio Consultant believes that the majority of the excess returns from the buyback announcement have been realized or when more favorable investment opportunities arise. The share buyback model recommendations are provided to the Advisor and implemented at the Advisor’s discretion. The Advisor conducts all trades for the Fund.

The Portfolio Consultant generally attempts to manage risk by including equal-weighted positions in the model portfolio, seeking to limit the potential adverse impact from any one stock, and by implementing size and liquidity constraints in considering a security for inclusion in the model portfolio and other risk measures. However, there may be times (e.g., when certain positions appreciate or depreciate significantly or there is a relatively low number of companies doing buybacks) when equal weighting of the Fund’s positions is difficult to maintain.

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The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Buyback Strategy Risk. The Portfolio Consultant’s share buyback strategy is based on the premise that stocks of companies that announce share buybacks will perform well because share buybacks are a signal to the market that the management of a company believes the company’s shares are undervalued. This positive signal to the market may cause the value of the shares to rise after the share buyback announcement. However, the announcement of a share buyback and other selection criteria used in selecting portfolio securities may not be accurate predictors of future share performance. The Fund’s returns will be adversely affected if the Portfolio Consultant selects stocks that subsequently decline in value.

Model and Data Risk. The Portfolio Consultant’s strategy relies heavily on quantitative models (both proprietary models developed by the Portfolio Consultant and those supplied by third parties) and information and data supplied by third parties (collectively, “Models and Data”). Models and Data are used to construct sets of transactions and investments to be included in a model portfolio, as well as to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the Portfolio Consultant are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

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Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Mid Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Turnover Rate Risk: Because stocks are generally sold from the portfolio within three to four months after purchase, the Fund may have portfolio turnover rates significantly in excess of 100. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the EquityCompass Buyback Strategy Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Class C shares and Class I shares would have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares would be different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 7.41% (quarter ended December 31, 2015), and the lowest return for a quarter was (8.97)% (quarter ended September 30, 2015). The Fund’s Class A year-to-date return for the period ended September 30, 2016 was 16.20%.

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Average Annual Total Returns
(for the periods ended December 31, 2015)

Class A	1 Year	Since inception (12/31/2013)
Return Before Taxes	(5.72)%	(3.55)%
Return After Taxes on Distributions	(5.90)%	(4.34)%
Return After Taxes on Distributions and Sale of Fund Shares	(3.10)%	(2.94)%
Class C
Return Before Taxes	(0.69)%	(1.38)%
Class I
Return Before Taxes	0.26%	(0.35)%
Russell 3000 Total Return Index (reflects no deduction for fees, expenses or taxes)	0.48%	6.35%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares and Class I shares will vary.

Advisor: Catalyst is the Fund’s investment advisor.

Portfolio Consultant: EquityCompass serves as the Fund’s portfolio consultant.

Portfolio Manager and Portfolio Management Consultant: Michael Schoonover, Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager, and Timothy M. McCann, Senior Portfolio Manager of the Portfolio Consultant, serves as the Fund’s Portfolio Management Consultant. Mr. Schoonover and Mr. McCann have served the Fund in these capacities since the Fund’s inception in 2013.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, or $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These

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payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST/GROESBECK GROWTH OF INCOME FUND

Investment Objective: The Fund seeks to provide current income that increases over time, and as a secondary objective, capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 62 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 64.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[3]	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.74%	2.49%	1.49%
Fee Waiver and/or Expense Reimbursement[2]	(0.38)%	(0.38)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.36%	2.11%	1.11%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses) at 1.35%. 2.10% and 1.10% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2017. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of the waiver/reimbursement and the expense limitation in place at the time of recapture.

3 Restated to reflect the expense limitation agreement currently in effect.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

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Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$706	$214	$113
3	$1,057	$739	$434
5	$1,431	$1,291	$777
10	$2,479	$2,797	$1,747

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2016 was 45% of the average value of its portfolio.

Principal Investment Strategies:

The Growth of Income Fund invests primarily in dividend-paying common stock of medium and large capitalization companies. The Fund’s sub-advisor, Groesbeck Investment Management Corp. (“GIM” or the “Sub-Advisor”) defines large capitalization companies as those with a market capitalization of $5 billion or more. The Fund’s investments will generally be in common stocks that offer dividend yields above the market average and often show promise for future dividend increases.

The securities selected for the portfolio will generally have a higher level of earnings, revenue, and dividend growth rates than the market average. The Sub-Advisor also attempts to select securities of companies that have strong balance sheets with a high return on equity and a low dividend payout ratio (the amount of dividends paid as a percentage of profits). The Sub-Advisor believes that these are characteristics that generally lead to securities with more sustainable dividends. A company that pays out a smaller portion of its profits as dividends has a better ability to continue to pay or raise its dividends than a company that already pays out a higher percentage of its profits.

The Sub-Advisor, seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities. Characteristics that may lead to the sale of a security include slowing sales and earnings growth and slowing dividend growth or reduced dividends.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

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Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Growth of Income Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.58% (quarter ended December 31, 2011), and the lowest return for a quarter was (12.80)% (quarter ended September 30, 2015). The Fund’s Class A year-to-date return for the period ended September 30, 2016 was 7.12%.

Average Annual Total Returns
(for the periods ended December 31, 2015)

Class A	1 Year	5 Year	Since inception (12/30/2009)
Return Before Taxes	(16.37)%	7.29%	7.25%
Return After Taxes on Distributions	(18.18)%	6.11%	6.20%
Return After Taxes on Distributions and Sale of Fund Shares	(7.81)%	5.67%	5.65%
Class C
Return Before Taxes	(11.95)%	7.78%	7.45%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	12.78%
Class I	1 Year	5 Year	Since inception (11/24/10)
Return Before Taxes	9.71%	-	13.53%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	7.42%	-	14.96%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares and Class I shares will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Groesbeck Investment Management Corp. serves as the Fund’s Sub-Advisor.

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Portfolio Managers: Robert Groesbeck, President and Chief Investment Officer of the Sub-Advisor, and Robert P. Dainesi, Executive Vice President and Director of Research of the Sub-Advisor, are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Groesbeck is the Lead Portfolio Manager of the Fund. They have served the Fund in these capacities since the Fund commenced operations in 2009.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST/MAP GLOBAL EQUITY FUND

Investment Objective: The Fund’s objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 62 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 64.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.45%	0.45%	0.45%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.71%	2.46%	1.46%
Fee Waiver and/or Expense Reimbursement[2]	(0.15)%	(0.15)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.56%	2.31%	1.26%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses) at 1.55%, 2.30% and 1.25% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2017. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class I
1	$725	$234	$128
3	$1,069	$752	$442
5	$1,437	$1,297	$778
10	$2,467	$2,785	$1,729

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2016 was 26% of the average value of its portfolio.

Principal Investment Strategies:

The Fund primarily invests in equity securities of U.S. and foreign issuers, including without limitation sponsored American Depositary Receipts (“ADRs”). The Fund may invest in companies of any market capitalization. The Fund may also write covered call options on its equity positions. The allocation of the Fund’s investments to U.S. and foreign issuers and among various levels of market capitalizations may vary substantially depending on various factors, including market conditions, but under normal circumstances includes at least three foreign countries. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, at least 40% of the Fund’s assets will be in securities of issuers domiciled in at least 3 countries outside of the United States. Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities. Equity securities include equity securities and options on equity securities.

The Fund’s sub-advisor, Managed Asset Portfolios, LLC, (“MAP” or the “Sub-Advisor”) seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where there is a catalyst to unlock the intrinsic value of the company. Stocks are subsequently removed from the portfolio when the stock exceeds their estimate of fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic

29

securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put option, the Fund assumes the risk of a rise in the market price of the underlying security above the exercise price of the option which will cause a loss of the premium paid for the option.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Global Equity Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.14% (quarter ended September 30, 2013), and the lowest return for a quarter was (6.60)% (quarter ended September 30, 2015). The Fund’s Class A year-to-date return for the period ended September 30, 2016 was 7.69%.

Average Annual Total Returns
(for the periods ended December 31, 2015)

Class A	1 Year	Since Inception (7/29/2011)
Return Before Taxes	(7.40)%	5.60%
Return After Taxes on Distributions	(7.66)%	4.95%
Return After Taxes on Distributions and Sale of Fund Shares	(3.98)%	4.36%
Class C
Return Before Taxes	(2.42)%	6.23%
MSCI ACWI (reflects no deduction for fees, expenses or taxes)	(1.84)%	6.77%
Class I		Since Inception (6/06/2014)
Return Before Taxes	(1.49)%	(3.35)%
MSCI ACWI (reflects no deduction for fees, expenses or taxes)	(1.84)%	(1.82)%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C and Class I shares will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (“the Advisor”).

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Sub-Advisor: Managed Asset Portfolios, LLC serves as the Fund’s Sub-Advisor.

Portfolio Managers: Michael Dzialo, President and Portfolio Manager of the Sub-Advisor, Peter Swan, International Portfolio Manager of the Sub-Advisor, and Karen Culver, Portfolio Manager of the Sub-Advisor, serve as the Fund’s Portfolio Managers. Messrs. Dzialo and Swan, and Ms. Culver are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Dzialo and Swan have served the Fund in this capacity since the Fund commenced operations in 2011 and Ms. Culver has served the Fund in this capacity since 2012.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST/LYONS TACTICAL ALLOCATION FUND

Investment Objective: The Fund's objective is to achieve total return from long-term capital appreciation and current income, while attempting to minimize downside risk from significant market drawdowns.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 62 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 64.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.74%	2.49%	1.49%
Fee Waiver and/or Expense Reimbursement[1]	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.50%	2.25%	1.25%

1The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses) at 1.50%. 2.25% and 1.25% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2017. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of the waiver/reimbursement and the expense limitation in place at the time of recapture.

.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

33

YEAR	Class A	Class C	Class I
1	$719	$228	$127
3	$1,069	$753	$447
5	$1,443	$1,304	$790
10	$2,490	$2,808	$1,759

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2016 was 91% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by combining a value-based equity investment methodology with a tactical allocation process intended to offer downside protection during significant market declines. The Fund's sub-advisor uses a proprietary quantitative risk model that seeks to maintain a full equity allocation during long-term normal market conditions, and to shift fully to a defensive fixed income allocation during sustained periods of heightened equity market risk. This binary model is intended to identify extended time periods over which risk levels are anticipated to remain either acceptable for owning stocks or elevated above expected reward.

Asset allocation between stocks or bonds is determined monthly based on the risk model’s binary output. A positive reading generally indicates that long-term market risk remains at a level the sub-advisor believes is currently acceptable for owning stocks, and results in a portfolio allocation to equities. A negative reading indicates that market risk has reached levels the sub-advisor believes are typically indicative of long-term, significant market declines, and results in a portfolio shift to fixed income securities. The portfolio may shift allocation at any point during the quarter, but generally reallocation will only occur upon the systematic month-end signal readings. The sub-advisor anticipates that the model may sustain a given signal for extended periods of time, potentially for multi-year periods.

The portfolio’s default allocation is equities. While maintaining equity exposure, the sub-advisor invests in a concentrated portfolio of approximately 25 stocks selected for earnings efficiency, company strength, and relative value. Stock selection is based on the sub-advisor’s proprietary ranking model that ranks stocks according to fundamental criteria. The Fund invests in U.S. domiciled mid-cap, large-cap and mega-cap companies . While maintaining an equity allocation, the portfolio is reconstituted and rebalanced quarterly. Generally, a portion of portfolio securities are replaced at each quarterly reconstitution, and the portfolio is rebalanced to equal-weight (with minor variances).

When the risk model generates a negative signal, all equity positions are sold and equal-weight allocations are made to fixed income securities. Securities are selected for investment based on yields, prices, yield to maturity, duration and risk. The Fund may invest in domestic, investment-grade fixed income securities of any duration and maturity, but it generally will invest in short-

34

term and intermediate-term U.S. Treasury bills and notes with one to ten years to maturity at the time of issuance. These fixed income positions are sold when the risk model produces a positive signal, and a new equity portfolio is established based on an updated stock selection model ranking.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Allocation Risk. The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

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Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Tactical Allocation Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 13.05% (quarter ended December 31, 2016), and the lowest return for a quarter was (5.74)% (quarter ended September 30, 2015). The Fund’s Class A year-to-date return for the period ended September 30, 2016 was 4.30%.

Average Annual Total Returns

(for the periods ended December 31, 2015)

Class A	1 Year	Since inception (7/2/2012)
36

Return Before Taxes	(8.89)%	12.16%
Return After Taxes on Distributions	(11.27)%	10.08%
Return After Taxes on Distributions and Sale of Fund Shares	(4.30)%	8.88%
Class C
Return Before Taxes	(4.09)%	13.25%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	14.64%
Class I		Since inception (6/6/2014)
Return Before Taxes	(3.04)%	2.32%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	5.21%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C and Class I shares will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Lyons Wealth Management, LLC serves as the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Manager: Mr. Alexander Read, Chief Executive Officer and Chief Investment Officer of the Sub-Advisor, Mr. Matthew Ferratusco, Director of Research & Analytics of the Sub-Advisor, Mr. Brandon Burns, Executive Director of Trading and Research of the Sub-Advisor, and Mr. Michael Schoonover, Portfolio Manager of the Advisor, serve as the Fund’s Portfolio Managers.  Messrs. Read, Ferratusco, Burns and Schoonover are jointly and primarily responsible for managing the Fund. Mr. Read has served the Fund in this capacity since the Fund commenced operations in 2012. Mr. Schoonover has served the Fund in this capacity since May 2015. Mr. Ferratusco has served the Fund in the capacity since January 2016. Mr. Burns has served the Fund in this capacity since November 1, 2016.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to

37

you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

38

FUND SUMMARY: CATALYST DYNAMIC ALPHA FUND

Investment Objective: The Fund’s objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 62 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 64.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.51%	2.26%	1.26%
Fee Waiver and Reimbursement [1]	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement[1]	1.35%	2.10%	1.10%

1 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses at 1.35%. 2.10% and 1.10% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2017. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$705	$213	$112
3	$1,010	$691	$384
5	$1,337	$1,195	$676
10	$2,260	$2,583	$1,509
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2016 was 119% of the average value of its portfolio.

Principal investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. In addition to common stocks, other types of equity securities in which the Fund may invest include real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”). Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities defined as common stocks, REITs and ADRs. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The Fund’s investment strategy focuses on individual stock selection taking into consideration the stock’s industry group. Using quantitative measures established by the Sub-Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities.

The Fund believes that the whole market approach provides one main advantage: it allows a shareholder to participate in all major areas of the U.S. equity market in a single fund, including companies of all sizes with both growth and value characteristics. In so doing, the Fund uses a proprietary, disciplined and quantitative process so that more stocks can be analyzed on a weekly basis more objectively than by following a more traditional, labor intensive investment process. The Sub-Advisor uses this process to continually analyze equity securities across various industries as candidates for purchase by the Fund. From the universe of stocks, the Sub-Advisor employs a proprietary analysis based on stock and industry strength, volatility and other factors to select particular stocks to buy, sell or hold. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition,

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foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Turnover Rate Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Dynamic Alpha Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have

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similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 15.03% (quarter ended December 31, 2013), and the lowest return for a quarter was (6.59)% (quarter ended September 30, 2015). The Fund’s Class A year-to-date return for the period ended September 30, 2016 was 5.30%.

Average Annual Total Returns
(for the periods ended December 31, 2015)

Class A	1 Year	Since inception (12/22/2011)
Return Before Taxes	0.58%	17.08%
Return After Taxes on Distributions	0.26%	15.67%
Return After Taxes on Distributions and Sale of Fund Shares	0.59%	13.42%
Class C
Return Before Taxes	5.89%	17.91%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	15.34%
Class I		Since inception (06/06/14)
Return Before Taxes	7.03%	12.46%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	5.21%

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After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C and Class I shares will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Cookson, Peirce & Co., Inc. serves as the Fund’s Sub-Advisor.

Portfolio Managers: Mr. Bruce W. Miller, Chief Investment Officer of the Sub-Advisor, and Mr. Cory S. Krebs, Senior Vice President of the Sub-Advisor, serve as the Fund’s Portfolio Managers. Messrs. Miller and Krebs are jointly and primarily responsible for the day-to-day management of the Fund. They have served the Fund in this capacity since the Fund commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST IPOx ALLOCATION FUND

Investment Objective: The Fund’s objective is capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 62 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 64.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	30.37%	30.37%	30.37%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	32.15%	32.90%	31.90%
Fee Waiver and/or Expense Reimbursement[2]	(30.13)%	(30.13)%	(30.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.02%	2.77%	1.77%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and extraordinary expenses) at 1.99%. 2.74% and 1.74% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2017. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$768	$280	$180
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3	$5,430	$5,261	$5,113
5	$7,904	$7,850	$7,750
10	$10,127	$10,107	$10,144

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2016 was 62% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings, if any) in the common stocks of companies listed on the IPOX U.S. 100 Index (“Index”) and newly listed initial public offerings of U.S. companies. The stocks may be purchased at the time of the offering or in post-IPO trading (“IPOs”). The Fund may invest in the securities of a company without regards to market capitalization.

The Fund’s portfolio has two components; the Core Long Component and the Dynamic Component, each utilize a distinct investment strategy.

Core Long Component. The Fund’s investment advisor, Catalyst Capital Advisors LLC (“Catalyst” or the “Advisor”) will invest the assets allocated Core Long component so as to replicate the Index. The Index is a value-weighted price index measuring the performance of the top 100 companies ranked quarterly by market capitalization in the IPOX U.S. Composite Index. The index includes the largest IPOs and companies with a substantial increase in value since their floatation. The IPOX® U.S. Composite is a fully market-cap-weighted, all-cap momentum based portfolio that measures the performance of IPOs and spin-offs listed in the United States for the first four publicly traded years. Eligible companies enter on their 6th trading day and exit 1000 trading days (four years) thereafter, providing a buy-and-hold perspective to the “going public” event. The portfolio currently captures 759 companies with an underlying total marketcap of $1.9 trillion. The Advisor will seek to replicate the IPOX U.S. 100 Index by investing this portion of the portfolio in the IPOs that make up in the Index in approximately the same proportion as its weighting in the Index.

Dynamic Component. The Advisor will invest the Dynamic Component assets in approximately 30 to 70 IPOs that are not included in the Index. Companies eligible for purchase for Dynamic Component of the Fund’s portfolio enter on the date of their initial public offering and exit one month thereafter. The Fund may make additional investments in these IPOs after the one month period has ended if the Fund invested in that IPO during the initial period. The Advisor has broad discretion to purchase IPOs at the time of their initial offering and in post-IPO trading and will invest in those securities in which it believes are valued attractively relative to their price to sales multiple.

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The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

IPO Risk. The Fund invests in IPOs at the time of the initial offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. Due to limited shares available on the IPO, the Fund purchases most of its holdings in post-IPO trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate. In addition, IPOs share similar liquidity risks as private equity and venture capital. Such liquidity risks exist when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Limited History of Operations. The Fund is a new or relatively new mutual fund and has a limited history of operations for investors to evaluate.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the

46

same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Medium Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Small and mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small and mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Performance:

Because the Fund is a new fund and does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-866-447-4228.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: David Miller, Senior Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Catalyst Small-Cap Insider Buying Fund	The Fund’s investment objective is to achieve long-term capital appreciation.
Catalyst Insider Buying Fund	The Fund’s investment objective is to achieve long-term capital appreciation.
Catalyst MLP & Infrastructure Fund	The Fund’s investment objective is current income and capital appreciation.
Catalyst/Equity Compass Buyback Strategy Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst/Groesbeck Growth of Income Fund	The Fund investment objective is to provide current income that increases over time, and as a secondary objective, capital appreciation.
Catalyst/MAP Global Equity Fund	The Fund’s investment objective is to achieve long-term capital appreciation.
Catalyst/Lyons Tactical Allocation Fund	The Fund’s investment objective is to achieve total return from long-term capital appreciation and current income, while attempting to minimize downside risk from significant market drawdowns.
Catalyst Dynamic Alpha Fund	The Fund’s investment objective is to achieve long-term capital appreciation.
Catalyst IPOx Allocation Fund	The Fund’s objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for the Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Funds’ website at www.CatalystMF.com.

Catalyst Small-Cap Insider Buying Fund

The Fund seeks to achieve its investment objective by investing primarily in common stocks of small capitalization U.S. companies. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors or large activist shareholders. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any

48

borrowings for investment purposes in small-cap stocks defined as stocks of companies with less than $4 billion in market capitalization. This is a non-fundamental policy of the Fund and may be changed upon 60 days’ notice to shareholders of the Fund.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders or large activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst Insider Buying Fund

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors, large shareholders or activist shareholders. The Fund may invest in companies of any market capitalization, including smaller-sized companies, but intends to emphasize larger capitalization stocks.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders and large or activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

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Catalyst MLP & Infrastructure Fund

The Fund seeks to achieve its investment objective by primarily investing in the equity securities of GPs. MLPs are publically traded partnerships that predominately operate, or directly or indirectly own, energy related assets. The Fund may also invest in the equity securities of MLPs and other companies engaged in energy related businesses. Most of the entities in which the Fund will invest derive a majority of their revenue from “midstream” energy infrastructure related activities, including treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of MLPs, GPs and other businesses that derive a majority of their revenue from energy infrastructure activities. The Fund may invest in U.S. and foreign issuers of any market capitalization.

The Fund intends to be taxed as a RIC and comply with all RIC-related restrictions, including limiting its investment in entities taxed as limited partnerships to 25%.

The Sub-Adviser utilizes an investment selection process that includes the analysis of various qualitative and quantitative factors. In evaluating securities for inclusion in the investment portfolio, the Sub-Adviser considers current distribution yield and likely growth prospects of the issuer of the security. Those issuers with a demonstrated history of stable and growing distributions are favored, as are those with well-regarded management teams. Each issuer’s competitive position is also evaluated as is its new projects, its likelihood of successful execution and its impact on future distribution growth. GPs typically enjoy (either directly as a general partner or indirectly as a parent company of a general partner) a share of an MLP’s DCF in the form of IDRs. IDRs typically provide a GP with an increasing share of an MLP’s DCF up to a maximum of 50%. Not all GPs are at the 50% level of IDR splits, so consideration is given to the likelihood of the GP’s IDR-related share of DCF rising towards this 50% level. Securities will be sold when other appropriate securities are available with superior return prospects.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Distribution Policy and Goals:

The Fund’s distribution policy is to make monthly distributions to shareholders. All income will be distributed monthly regardless of whether such income will be treated as return of capital.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) monthly as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.

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Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Catalyst/EquityCompass Buyback Strategies Fund

The Fund invests primarily in the common stocks of companies in the Russell 3000 Index that have announced their intention to repurchase a portion of the company’s outstanding shares. The Fund may invest in companies of any market capitalization. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities.

The Advisor uses investment model portfolios provided by the Fund’s Portfolio Consultant, EquityCompass to manage the Fund’s investments. The model portfolios are based on the Portfolio Consultant’s share buyback investment strategy, which is based on the premise that stocks of companies that announce share buybacks will perform well because share buybacks are a signal to the market that the management of a company believes the company’s shares are undervalued. This positive signal to the market may cause the value of the shares to rise after the share buyback announcement. In constructing the model portfolio, the Portfolio Consultant utilizes numerous quantitative techniques in identifying share repurchase announcements that it considers the most-favorable in constructing the share buyback model. In determining the favorability of a share buyback announcement, the Portfolio Consultant analyzes a wide array of firm and security specific characteristics in addition to buyback-announcement specific factors including, without limitation, the size of the announced share buyback, the length of time since the announcement has been made, as well as the price reaction, volatility, liquidity, trading patterns, and volume of the underlying shares, post-announcement. The Fund’s portfolio will be actively managed, which is expected to result in significant portfolio turnover in the process of investing in the most favorable buyback situations and exiting less favorable positions. Stocks are typically sold from the portfolio when the Portfolio Consultant believes that the majority of the excess returns from the buyback announcement have been realized or when more favorable

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investment opportunities arise. The share buyback model recommendations are provided to the Advisor and implemented at the Advisor’s discretion. The Advisor conducts all trades for the Fund.

The Portfolio Consultant generally attempts to manage risk by including equal-weighted positions in the model portfolio, seeking to limit the potential adverse impact from any one stock, and by implementing size and liquidity constraints in considering a security for inclusion in the model portfolio and other risk measures. However, there may be times (e.g., when certain positions appreciate or depreciate significantly or there is a relatively low number of companies doing buybacks) when equal weighting of the Fund’s positions is difficult to maintain.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Catalyst/Groesbeck Growth of Income Fund

The Growth of Income Fund invests primarily in dividend-paying common stock of medium and large capitalization companies. The Fund’s sub-advisor, Groesbeck Investment Management Corp. (“GIM” or the “Sub-Advisor”) defines large capitalization companies as those with a market capitalization of $5 billion or more. The Fund’s investments will generally be in common stocks that offer dividend yields above the market average and often show promise for future dividend increases.

The securities selected for the portfolio will generally have a higher level of earnings, revenue, and dividend growth rates than the market average. The Sub-Advisor also attempts to select securities of companies that have strong balance sheets with a high return on equity and a low dividend payout ratio (the amount of dividends paid as a percentage of profits). The Sub-Advisor believes that these are characteristics that generally lead to securities with more sustainable dividends. A company that pays out a smaller portion of its profits as dividends has a better ability to continue to pay or raise its dividends than a company that already pays out a higher percentage of its profits.

The Sub-Advisor, seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities. Characteristics that may lead to the sale of a security include slowing sales and earnings growth and slowing dividend growth or reduced dividends.

Catalyst/MAP Global Equity Fund

The Fund primarily invests in equity securities of U.S. and foreign issuers, including without limitation sponsored American Depositary Receipts (“ADRs”). The Fund may invest in companies of any market capitalization. The Fund may also write covered call options on its equity positions. The allocation of the Fund’s investments to U.S. and foreign issuers and among various levels of market capitalizations may vary substantially depending on various factors, including market conditions, but under normal circumstances includes at least three foreign

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countries. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, a majority of the Fund’s investments will be in securities of issuers domiciled outside of the United States. Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities. Equity securities include equity securities and options on equity securities.

The place of domicile of an issuer is not always clear. The determination of domicile may be based on many factors, such as the company’s country of incorporation, country of headquarter offices, primary exchange, geographic sources of revenue, and geographic location of assets. Domicile is determined at the time of investment.

The Fund’s sub-advisor, Managed Asset Portfolios, LLC, (“MAP” or the “Sub-Advisor”) seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where there is a catalyst to unlock the intrinsic value of the company. Stocks are subsequently removed from the portfolio when the stock exceeds their estimate of fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

Catalyst/Lyons Tactical Allocation Fund

The Fund seeks to achieve its investment objective by combining a value-based equity investment methodology with a tactical allocation process intended to offer downside protection during significant market declines. The Fund's sub-advisor uses a proprietary quantitative risk model that seeks to maintain a full equity allocation during long-term normal market conditions, and to shift fully to a defensive fixed income allocation during sustained periods of heightened equity market risk. This binary model is intended to identify extended time periods over which risk levels are anticipated to remain either acceptable for owning stocks or elevated above expected reward.

Asset allocation between stocks or bonds is determined monthly based on the risk model’s binary output. A positive reading generally indicates that long-term market risk remains at a level the sub-advisor believes is currently acceptable for owning stocks, and results in a portfolio allocation to equities. A negative reading indicates that market risk has reached extreme levels the sub-advisor believes are typically indicative of long-term, significant market declines, and results in a portfolio shift to fixed income securities. The portfolio may shift allocation at any point during the quarter, but generally will only occur upon the systematic month-end signal readings. The sub-advisor anticipates that the model may sustain a given signal for extended periods of time, potentially for multi-year periods.

The portfolio’s default allocation is equities. While maintaining equity exposure, the sub-advisor invests in a concentrated portfolio of approximately 25 stocks selected for earnings efficiency, company strength, and relative value. Stock selection is based on the sub-advisor’s proprietary ranking model that ranks stocks according to fundamental criteria. The Fund invests in U.S. domiciled mid-cap, large-cap and mega-cap companies. While maintaining an equity allocation,

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the portfolio is reconstituted and rebalanced quarterly. Generally, a portion of portfolio securities are replaced at each quarterly reconstitution, and the portfolio is rebalanced to equal-weight (with minor variances).

When the risk model generates a negative signal, all equity positions are sold and equal-weight allocations are made to fixed income securities. Securities are selected for investment based on yields, prices, yield to maturity, duration and risk. The Fund may invest in domestic, investment-grade securities of any maturity, but it generally will invest in short-term and intermediate-term U.S. Treasury bills and notes with one to ten years to maturity. These fixed income positions are sold when the risk model produces a positive signal, and a new equity portfolio is established based on an updated stock selection model ranking.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst Dynamic Alpha Fund

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. In addition to common stocks, other types of equity securities in which the Fund may invest include real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”). Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities defined as common stocks, REITs and ADRs. This is a non-fundamental policy of the Fund and may be changed upon 60 days’ notice to shareholders of the Fund. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The Fund’s investment strategy focuses on individual stock selection taking into consideration the stock’s industry group. Using quantitative measures established by the Sub-Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities.

The Fund believes that the whole market approach provides one main advantage: it allows a shareholder to participate in all major areas of the U.S. equity market in a single fund, including companies of all sizes with both growth and value characteristics. In so doing, the Fund uses a proprietary, disciplined and quantitative process so that more stocks can be analyzed on a weekly basis more objectively than by following a more traditional, labor intensive investment process. The Sub-Advisor uses this process to continually analyze equity securities across various industries as candidates for purchase by the Fund. From the universe of stocks, the Sub-Advisor employs a proprietary analysis based on stock and industry strength, volatility and other factors to select particular stocks to buy, sell or hold.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst IPOx Allocation Fund

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The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings, if any) in the common stocks of companies listed on the IPOX U.S. 100 Index (“Index”) and newly listed initial public offerings of U.S. companies. The stocks may be purchased at the time of the offering or in post-IPO trading (“IPOs”). The Fund may invest in the securities of a company without regards to market capitalization.

The Fund’s portfolio has two components; the Core Long Component and the Dynamic Component, each utilize a distinct investment strategy.

Core Long Component. The Fund’s investment advisor, Catalyst Capital Advisors LLC (“Catalyst” or the “Advisor”) will invest the assets allocated Core Long component so as to replicate the Index. The Index is a value-weighted price index measuring the performance of the top 100 companies ranked quarterly by market capitalization in the IPOX U.S. Composite Index. The index includes the largest IPOs and companies with a substantial increase in value since their floatation. The IPOX® U.S. Composite is a fully market-cap-weighted, all-cap momentum based portfolio that measures the performance of IPOs and spin-offs listed in the United States for the first four publicly traded years. Eligible companies enter on their 6th trading day and exit 1000 trading days (four years) thereafter, providing a buy-and-hold perspective to the “going public” event. The portfolio currently captures 759 companies with underlying total marketcap of $1.9 trillion. The Advisor will seek to replicate the IPOX U.S. 100 Index by investing this portion of the portfolio in the IPOs that make up in the Index in approximately the same proportion as its weighting in the Index.

Dynamic Component. The Advisor will invest the Dynamic Component assets in between 30 and 70 IPOs which are not included in the Index. Companies eligible for purchase for Dynamic Component of the Fund’s portfolio enter on the date of their initial public offering and exit one month thereafter. The Fund may make additional investments in these IPOs after the one month period has ended if the Fund invested in that IPO during the initial period. The Advisor has broad discretion to purchase IPOs at the time of their initial offering and in post-IPO trading and will invest in those securities in which it believes are valued attractively relative to their price to sales multiple.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid

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losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Manager-of-Managers Order (Catalyst/Lyons Tactical Allocation Fund, Catalyst/EquityCompass Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst MLP & Infrastructure Fund and Catalyst IPOx Allocation Fund Only)

The Trust and the Advisor have applied for and obtained an exemptive order (the “Order”) from the SEC that would permit the Advisor, with the Trust’s Board of Trustees’ approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.

NON-PRINCIPAL INVESTMENT STRATEGY

In addition to the principal investment strategies discussed above, the Funds may invest in other investment companies, including affiliated funds advised by the Advisor.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a complete investment program.

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of the Prospectus.

	Small-Cap Insider	Insider Buying	MLP & Infrastructure
Acquired Fund Risk	●[1]	●[1]	●[1]
Affiliated Investment Company Risk	●[1]	●[1]	●[1]
Distribution Policy Risk			●
Energy Sector Risk			●
Foreign Securities Risk			●
Limited History of Operations			●
Management Risk	●	●	●
Market Risk	●	●	●
Master Limited Partnerships, MLP-Related Securities Risks			●
Medium (Mid) Capitalization Stock Risk			●
New Sub-Advisor Risk			●
Non-diversification Risk	●		●
Sector Concentration Risk			●
Security Risk	●	●	●

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	Small-Cap Insider	Insider Buying	MLP & Infrastructure
Small Capitalization Stock Risk	●	●	●
Turnover Rate Risk	●	●

1 A Non-Principal Risk of the Fund.

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	Growth of Income	Global Equity	Tactical Allocation	Dynamic Alpha
Acquired Funds Risk	●[1]	●[1]	●[1]	●[1]
Affiliated Investment Company Risk	●[1]	●[1]	●[1]	●[1]
Allocation Risk			●
Fixed Income Risk			●
Foreign Securities Risk		●		●
Management Risk	●	●	●	●
Market Risk	●	●	●	●
Medium (Mid) Capitalization Stock Risk	●	●	●	●
Non-diversification Risk			●	●
Options Risk		●
Real Estate Risk				●
Security Risk	●	●	●	●
Smaller Capitalization Stock Risk		●		●
Turnover Rate Risk				●
U.S. Agency Securities Risk			●

1 A Non-Principal Risk of the Fund.

Risks	Equity Compass Buyback Strategies	IPOx Allocation
Affiliated Investment Company Risk	●[1]	●[1]
Buyback Strategy Risk	●
Common Stock Risk		●
IPO Risk		●
Limited History of Operations Risk		●
Management Risk	●	●
Market Risk	●	●
Medium (Mid) Capitalization Stock Risk	●	●
Model and Data Risk	●
Non-diversification Risk	●	●
Security Risk	●	●
Smaller Capitalization Stock Risk	●	●
Turnover Rate Risk	●

1 A Non-Principal Risk of the Fund.

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Acquired Funds Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds. By investing in acquired funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the acquired funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the acquired funds.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Allocation Risk. The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Buyback Strategy Risk. The Portfolio Consultant’s share buyback strategy is based on the premise that stocks of companies that announce share buybacks will perform well because share buybacks are a signal to the market that the management of a company believes the company’s shares are undervalued. This positive signal to the market may cause the value of the shares to rise after the share buyback announcement. However, the announcement of a share buyback and other selection criteria used in selecting portfolio securities may not be accurate predictors of future share performance. The Fund’s returns will be adversely affected if the Portfolio Consultant selects stocks that subsequently decline in value. The Advisor may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in other investments, potentially including investments that may not perform as well as the investment opportunity.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of

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your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Energy Sector Risk. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include

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credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

IPO Risk. The Fund invests in IPOs at the time of the offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. Due to limited shares available on the IPO, the Fund purchases most of its holdings in post-IPO trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar liquidity risks as private equity and venture capital. Such liquidity risks exist when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that lock-up shares are released.

Limited History of Operations. The Fund is a new or relatively new mutual fund and has a limited history of operations for investors to evaluate.

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Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Medium (Mid) Capitalization Stock Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

MLP and MLP-Related Securities. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation

Master Limited Partnerships, MLP-Related Securities Risks: The Fund’s MLP and MLP-related investments will be focused in the mid-stream energy sector. An investment in MLP units or MLP-related investments involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on

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matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders of MLPs and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, as compared to an MLP that is not taxed as a corporation, likely causing a reduction in the value of Fund shares.

Model and Data Risk. The Portfolio Consultant’s strategy relies heavily on quantitative models (both proprietary models developed by the Portfolio Consultant and those supplied by third parties) and information and data supplied by third parties (collectively, “Models and Data”). Models and Data are used to construct sets of transactions and investments to be included in a model portfolio, as well as to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the Portfolio Consultant are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect.

New Sub-Advisor Risk. The sub-advisor has limited experience managing a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the advisor’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Adviser may not achieve the intended result in managing the Fund.

Non-diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium

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invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Sector Concentration Risk. The Fund typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk, as described above.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Turnover Rate Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios is found in the Statement of Additional Information.

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HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

the name of the Fund and share class

the dollar amount of shares to be purchased

a completed purchase application or investment stub

check payable to the applicable Fund

Multiple Classes

Each Fund offers Class A, Class C and Class I shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares.

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The up-front Class A sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00%(2)

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase. For Class A shares purchased prior to November 1, 2014, the CDSC may be assessed on shares redeemed within 18 months of purchase.

(2) The Funds’ Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

For each Fund, if you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the

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end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Catalyst Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Catalyst Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Funds’ Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Funds’ Advisor or its affiliates and certain employee benefit plans for employees of the Funds’ investment; (4) authorized retirement plans serviced or sponsored by financial intermediaries, provided that such financial intermediary has entered into an agreement with the Fund or distributor with respect to such purchases at NAV; (5) fee-based financial planners and

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registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (6) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; (7) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases; and (8) financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Additional information is available by calling 866-447-4228. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Funds’ website at www.CatalystMF.com.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00%. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee. Availability of Class I shares is subject to agreement between the distributor and financial intermediary.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 1-866-447-4228 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

Catalyst Funds
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha NE 68130

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All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-866-447-4228 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in each share class of a Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in a Fund is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

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You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at 1-866-447-4228.

Additional Investments

The minimum subsequent investment in the Funds is $50. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 1-866-447-4228 or by writing to the Fund at:

Catalyst Funds
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha NE 68130

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded,

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investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good form, should be addressed to:

Catalyst Funds
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha NE 68130

“Good form” means your request for redemption must:

Include the Fund name and account number;

Include the account name(s) and address;

State the dollar amount or number of shares you wish to redeem; and

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

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The Funds may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-447-4228 if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 1-866-447-4228. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-866-447-4228. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

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Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund in the Catalyst Family of Funds (including Catalyst Funds offered by a separate prospectus). For example, you can exchange Class A shares of the Small-Cap Insider Buying Fund for Class A shares of the Catalyst/SMH High Income Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss. Please read the current prospectus for any Catalyst fund into which you are exchanging before investing.

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Fund’s distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.

An investor may directly or through his or her financial intermediary contact the Funds to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate this conversion feature at any time.

DISTRIBUTION PLANS

Each Fund has adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940 that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will

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increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b 1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares

Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

VALUING THE FUNDS’ ASSETS

Each Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Funds’ assets at their fair value according to policies approved by the Funds’ Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The NAV for a Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price its shares, the

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value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. The Small-Cap Insider Buying Fund, Insider Buying Fund, Global Equity Fund, Tactical Allocation Fund, Dynamic Alpha Fund and Buyback Strategy Fund intend to make annual dividend distributions; and the Growth of Income Fund intends to make quarterly distributions if applicable. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Please refer to the sections heading “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies –Distribution Policy and Goals” and “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Risks” for the Catalyst/MLP & Infrastructure Fund for a detailed description of the Funds’ distribution policy and tax consequences.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

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MANAGEMENT OF THE FUNDS

Advisor

Catalyst Capital Advisors LLC, a New York limited liability company located at 36 North New York Avenue, Huntington, NY serves as Advisor to the Funds. The Advisor was formed on January 24, 2006. Management of the Funds is currently its primary business. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc., the investment advisors of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund Complex can be found at Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. Under the terms of the management agreement, Catalyst Capital Advisors LLC is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Portfolio Managers:

David Miller - Senior Portfolio Manager of the Advisor (Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund and Catalyst IPOx Allocation Fund)

David Miller is a senior portfolio manager and co-founder of Catalyst Capital Advisors LLC and has been responsible for the day-to-day management of the Small-Cap Insider Buying Fund, Insider Buying Fund and IPOx Allocation Fund since their inceptions. Prior to founding the Advisor, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005. The Investment Catalyst newsletter worked to identify undervalued stocks with a near term catalyst for appreciation. Mr. Miller was a trader with UBS, working on the equity derivatives desk from July 2002 until December 2002. Mr. Miller was the CEO of MovieDaze Media Group, a search engine marketing company that he co-founded in 2003 and sold in 2006. He received a BS in Economics from the University of Pennsylvania, Wharton School and a MBA in Finance from the University of Michigan, Ross School of Business.

Michael Schoonover - Portfolio Manager of the Advisor (Catalyst/Lyons Tactical Allocation Fund)

Mr. Schoonover has served as a portfolio manager of Catalyst since November 2013. Mr. Schoonover began his association with the Advisor in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at the Adviser to provide investment research for several mutual funds. From 2005 -2011, he served in various technical and scientific management roles with the Perrigo Company. Mr. Schoonover has an MBA with high distinction from the University of Michigan Ross School of Business and a BS from the University of Michigan.

Sub-Advisor: MLP Fund

SL Advisors, LLC (“SL Advisors”) a New Jersey limited liability company located at 210 Elmer Street, Westfield, NJ, is the investment sub-advisor to the Fund. As of June, 30, 2016, SL Advisors managed approximately $108 million in assets. In addition to serving as the

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investment sub-advisor to the Fund, SL Advisors provides investment advice to individuals, family offices and institutions. SL Advisors is controlled by Simon Lack.

Under the supervision of the Fund’s Advisor, SL Advisors is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, SL Advisors is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay SL Advisors 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers: MLP Fund

Simon Lack is primarily responsible for the day-to-day management of the Fund’s portfolio.

Simon Lack –Founder and Managing Partner of SL Advisors

Simon Lack is the founder and Managing Partner of SL Advisors since the firm’s inception in 2009. Prior to founding SL Advisors, Mr. Lack was employed by JPMorgan for 23 years. His most recent position with JPMorgan was as a Managing Director of North American Fixed Income Derivatives and Forward FX trading, Global Trading Division. He was also a member of JPMorgan’s Capital Markets Investment Program investment committee overseeing hedge fund investments and founded the JPMorgan Incubator Funds (two private equity vehicles that took economic stakes in emerging hedge fund managers). Mr. Lack is the Chairman of the Investment Committee for Wardlaw-Hartridge School in Edison, NJ, and Chairman of the Memorial Endowment Trust Investment Committee of St. Paul’s Episcopal Church in Westfield, NJ. He is the author of The Hedge Fund Mirage: The Illusion of Big Money and Why It’s Too Good to Be True (January 2012) and Bonds Are Not Forever: The Crisis Facing Fixed Income Investors (September 2013). Mr. Lack is a CFA Charterholder and Vice-Chair of the New York Society of Security Analysts’ Market Integrity Committee, and makes regular appearances on cable TV business shows discussing hedge funds and investing.

Sub-Advisor: Catalyst/Groesbeck Growth of Income Fund

Groesbeck Investment Management Corp. (“GIM” or “Sub-Advisor”) a New Jersey corporation located at 12 Route 17 North, Paramus, New Jersey 07652, is the investment sub-adviser to the Fund. In addition to serving as a Sub-Advisor, GIM provides investment advice to high net worth individuals, pension and profit sharing plans and charitable organizations. GIM is controlled by Robert Groesbeck.

Subject to the oversight and approval of the Advisor, GIM is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, GIM is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay GIM 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers: Catalyst/Groesbeck Growth of Income Fund

Robert Groesbeck and Robert Dainesi are primarily and jointly responsible for the day-to-day management of the Growth of Income Fund’s portfolio.

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Robert P. Groesbeck, CFA - President and Chief Investment Officer of GIM (Catalyst/Groesbeck Growth of Income Fund)

Robert P. Groesbeck, CFA, has served as President, Chief Investment Officer and Portfolio Manager of GIM since 1993 with responsibility for portfolio design, portfolio management and risk/return disposition of the GIM portfolios. He has served as portfolio manager of the Growth of Income Fund since its inception. Prior to founding GIM, Mr. Groesbeck worked at Argus Investors’ Counsel from 1967 to 1993. Mr. Groesbeck has a BS degree from Saint Peter’s College and an MBA from New York University. He also holds a Chartered Financial Analyst designation and is a member of the New York Society of Securities Analysts.

Robert P. Dainesi - Executive Vice President and Director of Research of GIM (Catalyst/Groesbeck Growth of Income Fund)

Robert P. Dainesi has served as Executive Vice President, Director of Research and Portfolio Manager of GIM since 1993. He has served as co-portfolio manager of the Growth of Income Fund since its inception. Before teaming with Mr. Groesbeck at GIM, Mr. Dainesi was a portfolio manager with Asiel & Co. from 1992 to1993 and with Sturdivent & Co. from 1991 to 1992. Prior to that, he was a security analyst with Value Line from 1987 to 1991. Mr. Dainesi holds a bachelor’s degree from Queens College and an MBA from Bernard M. Baruch College. He is a member of the CFA Institute and the New York Society of Securities Analysts.

Sub-Advisor: Catalyst/MAP Global Equity Fund

Managed Asset Portfolios, LLC (“MAP” or “Sub-Advisor”) a Delaware limited liability corporation located at 950 West University, Suite 100, Rochester, MI 48307, is the investment sub-adviser to the Fund listed above. In addition to serving as a Sub-Advisor, MAP provides investment advice to high net worth individuals, institutions, pension and profit sharing plans and charitable organizations. MAP is controlled by Michael Dzialo.

Subject to the oversight and approval of the Advisor, MAP is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, MAP is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay MAP 50% of the management fees that the Advisor receives from the applicable Fund.

Portfolio Managers: Catalyst/MAP Global Equity Fund

Michael Dzialo, Peter Swan and Karen Culver are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.

Michael S. Dzialo - President and Portfolio Manager of MAP

Michael Dzialo has served as President and portfolio manager since founding the firm in 2000. He has served as portfolio manager of the Global Equity Fund since its inception. Prior to founding MAP, Mr. Dzialo worked at H&R Block Financial Advisors (formerly OLDE Discount

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Corp.) from 1987 to 2000. Mr. Dzialo has a Bachelor of Science degree in Finance and Graduate Studies in Finance from Wayne State University.

Peter J. Swan - International Portfolio Manager of MAP

Peter Swan has served as international portfolio manager of MAP since 2002. He has served as portfolio manager of the Global Equity Fund since its inception. Prior to joining MAP, Mr. Swan worked at Pacific Growth Equities from 1999 to 2002 and at H&R Block Financial Advisors (formerly OLDE Discount Corp.) from 1994 to 1999. Mr. Swan has Bachelor of Science degrees in Business Administration and Agriculture from the University of Arkansas.

Karen Culver - Portfolio Manager and Senior Research Analyst of MAP

Karen Culver has served as a Portfolio Manager of MAP and as a portfolio manager of the Global Equity Fund since 2012. Ms. Culver joined MAP in 2001. She served as Senior Research Analyst between 2001-2010 and Assistant Portfolio Manager and Senior Research Analyst between 2010 and 2012.

Sub-Advisor: Catalyst/Lyons Tactical Allocation Fund

Lyons Wealth Management, LLC, (“Lyons” or the “Sub-Advisor”) located at 807 West Morse Blvd., Suite 105, Winter Park, FL 32789 is the investment sub-advisor to the Funds. The Sub-Advisor was founded in 2009 and is a registered investment advisor providing customized investment management services to high net worth individuals and associated trusts, estates, pension and profit sharing plans.

Subject to the oversight and approval of the Advisor, the Sub-Advisor is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Lyons 50% of the net management fees that the Advisor receives from the Fund.

Portfolio Managers: Tactical Allocation Fund

Alexander Read, Matthew Ferratusco, Brandon Burns and Michael Schoonover are primarily and jointly responsible for the day-to-day management of the Tactical Allocation Fund’s portfolio.

Alexander Read - President, Chief Executive Officer and Chief Investment Officer of Lyons

Mr. Read has been the Chief Executive Officer and Chief Investment Officer of Lyons since 2009, and is responsible for overseeing the development, management and distribution of the firm’s investment strategies. He is the lead member of the firm’s investment committee on equities and derivatives. Mr. Read was a wealth manager for the private client group at Merrill Lynch, managing both institutional and individual assets. In 1997, he transitioned to become the Chief Executive Officer and lead portfolio manager of his own firm focusing on derivative overlay strategies for high net worth clients with concentrated stock positions. Mr. Read is a graduate of the Phillips Exeter Academy, holds a BA in Economics from Lake Forest College,

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and also completed the Executive Management Program at Rollins College. Mr. Read designed and has continued to develop the option trading strategy over the course of his 20 years career.

Matthew Ferratusco, CIPM – Director of Research & Analytics of Lyons

Mr. Ferratusco has served as Director of Research and Analytics for Lyons Wealth Management, LLC since 2015, responsible for the firm’s portfolio analysis, equity research and performance measurement and reporting. He is a member of the equity portfolio management team and investment committee. From 2011 to 2015, Mr. Ferratusco served as the firm’s Business Development Officer, performing roles in sales and marketing in addition to his research and analysis functions. Prior to joining Lyons, he served as a market and currency analyst for FX Renew May 2011 to September 2011 and as an independent consultant in the motor sports industry from 2004 to 2011. Matt holds the CIPM® (Certificate in Investment Performance Measurement) designation. He holds a BS in Finance from the University of Central Florida.

Brandon Burns, MBA – Executive Director of Trading and Research of Lyons

Brandon Burns is the Executive Director, Trading and Research and a portfolio manager for Lyons Wealth Management, LLC. Mr. Burns helps direct Lyons’ trade execution and investment research initiatives. He is also a member of the firm’s investment committee. Mr. Burns joined Lyons Wealth in 2009 as the Director of Trading and Research. Mr. Burns received his MBA from Rollins College Crummer Graduate School of Business.

Michael Schoonover - Portfolio Manager of Catalyst

Mr. Schoonover has served as a portfolio manager of Catalyst since November 2013. He has served as a portfolio manager of the Hedged Premium Return Fund and Tactical Allocation Fund since May 2015. Mr. Schoonover began his association with the Advisor in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at the Adviser to provide investment research for several mutual funds. From 2005 -2011, he served in various technical and scientific management roles with the Perrigo Company. Mr. Schoonover has an MBA with high distinction from the University of Michigan Ross School of Business and a BS from the University of Michigan.

Sub-Advisor: Catalyst Dynamic Alpha Fund

Cookson, Peirce & Co., Inc., (“CP” or the “Sub-Advisor”) located at 555 Grant Street, Suite 380, Pittsburgh, PA 15219 is the investment sub-adviser to the Funds. The Sub-Advisor was founded in 1984 and is a registered investment adviser. Over the last 20 years, the Sub-Advisor has managed the assets of some of the country’s most prominent families and institutions.

Subject to the oversight and approval of the Advisor, the Sub-Advisor is primarily responsible for the day-to-day management of the Funds’ portfolios. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Funds. As compensation for the sub-advisory services it provides to the Funds, the Advisor will pay CP a minimum of 50% of the net management fees that the Advisor receives from the Funds.

Portfolio Managers: Catalyst Dynamic Alpha Fund

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Bruce Miller and Cory Krebs are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio, including updating the quantitative model, analysis of individual securities and sectors, security selection, trading and reporting.

Bruce W. Miller, CFA - Chief Investment Officer and Secretary of CP

Mr. Miller has served as Chief Investment Officer and Secretary of the Advisor since 2006. He is jointly responsible for the day-to-day management of the Fund’s portfolio. Prior to joining the Advisor in 1987 as a portfolio manager, Mr. Miller was a consultant to small business owners through the Small Business Development Center at Clarion University. After nearly ten years with the Advisor, Mr. Miller left to join the Fragasso Group, an investment firm, where he created an in-house portfolio management department. He rejoined the Advisor in April 1999 and became an owner in 2002. Mr. Miller graduated from Slippery Rock University with a Bachelor of Science degree in Business Administration with a major in Finance in 1983. Mr. Miller then attended Kent State University and received his M.B.A. with a concentration in Finance and Information Systems. Mr. Miller was awarded the Chartered Financial Analyst designation by the CFA Institute in September of 1991.

Cory S. Krebs, CFA – Executive Vice President and Portfolio Manager of CP

Mr. Krebs has served as an Executive Vice President and Portfolio Manager of the Advisor since 2003. He is jointly responsible for the day-to-day management of the Fund’s portfolio. Prior to joining the Advisor in 2003, Mr. Krebs was an Equity Trader with Laurel Capital Advisors, an investment subsidiary of Mellon Financial Corporation, from 1998 to 2003. Mr. Krebs had also previously worked in the financial services industry for Federated Investors Inc. and American Express Financial Advisors. Mr. Krebs pursued his undergraduate studies at the University of Pittsburgh, completing a Bachelor of Arts degree in Economics in 1996. He has since obtained a M.B.A. degree with a concentration in Finance from the Katz Graduate School of Business at the University of Pittsburgh. Mr. Krebs was awarded the Chartered Financial Analyst designation by the CFA Institute in October 2007.

Portfolio Consultant: Catalyst/EquityCompass Buyback Strategies Fund

Choice Financial Partners, Inc. d/b/a EquityCompass Strategies is a registered investment adviser located at 501 North Broadway, St. Louis, Missouri 63102. The Portfolio Consultant was formed as a Missouri corporation in September 2007 and has been registered as an investment adviser with the SEC since 2008; it is a wholly-owned subsidiary of Stifel Financial Corp. (NYSE: SF). In addition to serving as portfolio consultant to the Fund, EquityCompass offers a broad range of portfolio strategies based on its research driven, rules-based investment process which merges traditional investment theory with quantitative techniques. EquityCompass portfolio strategies are provided to its clients as model portfolios or through investment vehicles such as structured notes or similar equity-linked instruments.

The Portfolio Consultant is responsible for providing model portfolios based on its share buyback strategy to the Advisor. The ultimate responsibility for determining which securities are purchased and sold for the Fund and for executing the Fund’s securities transactions is retained by the Advisor.

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As compensation for the portfolio consultancy services that the Portfolio Consultant provides to the Advisor and Fund, the Advisor will pay the Portfolio Consultant 40% of the “net “ advisory fees that the Advisor receives from the Fund. For this purpose, “net” advisory fees are defined as the Advisor’s management fees from the Fund, less fee applicable waivers due to the Expense Limitation agreement and any documented revenue sharing, administration, account-based and asset-based fees or sub-transfer agency fees not paid by the Fund.

Portfolio Manager and Portfolio Management Consultant – Catalyst/EquityCompass Buyback Strategies Fund

Michael Schoonover - Portfolio Manager of the Advisor

Mr. Schoonover is responsible for the day-to-day management of the Fund, including execution of portfolio transactions, and has served as the Fund’s Portfolio Manager since the Fund commenced operations in 2013.

Mr. Schoonover has been a Portfolio Manager for the Advisor since November 2013. He began his association with the Advisor in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at the Adviser to provide investment research for several mutual funds. From 2005 -2011, he served in various technical and scientific management roles with the Perrigo Company. Mr. Schoonover has an MBA with high distinction from the University of Michigan Ross School of Business and a BS from the University of Michigan.

Timothy M. McCann - Senior Portfolio Manager of the Portfolio Consultant

Mr. McCann provides the Advisor with research and portfolio investment recommendations in the form of model portfolios based on the share buyback investment strategy. Mr. McCann has served as the Fund’s Portfolio Management Consultant since the Fund commenced operations in 2013.

Mr. McCann is the Senior Portfolio Manager for the Portfolio Consultant. Mr. McCann has been with the Portfolio Consultant’s investment team since before the Portfolio Consultant’s creation in 2007. He joined the Portfolio Consultant’s broker-dealer affiliate, Stifel, Nicolaus & Company, Incorporated, in 2005 when Stifel Financial Corp. acquired Legg Mason’s Capital Markets Group, and moved with the investment team upon the group’s spin-off as a Stifel Financial subsidiary. While at Legg Mason, Mr. McCann originally worked for two retail financial advisory entities; his responsibilities included the creation, back testing, and implementation of a quantitative rules-based discipline for the group’s asset management efforts. Mr. McCann joined the Legg Mason equity research department in 2002 as a quantitative analyst to aid in the development of the firm’s in-house quantitative models (EquityCompass) and rules-based strategies. Prior to Legg Mason, he worked in various positions at Morgan Stanley and

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UBS Securities (via PaineWebber). Mr. McCann has a B.S. in business from The College of Notre Dame of Maryland.

The Statement of Additional Information provides additional information about the compensation, other accounts managed and ownership of securities in the managed Fund for each of the portfolio manager and the portfolio management consultant.

Advisory Fees

Each Fund is authorized to pay the Advisor an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at a certain level. Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver, and any expense limits in place at the time of recoupment and the repayment is approved by the Board of Trustees.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by each Fund’s adviser for the Fund’s most recent fiscal year (or period for Fund’s in operation less than one full fiscal year) and (iii) the expense limitation for each Fund.

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation*
Small-Cap Insider Fund	1.25%	1.05%	Class A – 1.75% Class C – 2.50% Class I – 1.50%
Insider Buying Fund	1.00%	1.00%	Class A – 1.50% Class C – 2.25% Class I – 1.25%
MLP & Infrastructure Fund	1.25%	0.86%	Class A – 1.65% Class C – 2.40% Class I – 1.40%
EquityCompass Buyback Strategies Fund	1.00%	0.40%	Class A – 1.50% Class C – 2.25% Class I – 1.25%
Growth of Income Fund	1.00%	0.70%	Class A – 1.35% Class C – 2.10% Class I – 1.10%
Global Equity Fund	1.00%	0.85%	Class A – 1.55% Class C – 2.30% Class I – 1.25%

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Tactical Allocation Fund	1.25%	1.01%	Class A – 1.50% Class C – 2.25% Class I – 1.25%
Dynamic Alpha Fund	1.00%	0.84%	Class A – 1.35% Class C – 2.10% Class I – 1.10%
IPOx Allocation Fund	1.50%	0.00%	Class A – 1.99% Class C – 2.74% Class I – 1.74%

* Applicable to all classes of shares unless otherwise noted.

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled “Additional Compensation to Financial Intermediaries” for more information.

The Trust’s annual report to shareholders for the period ended June 30, 2016 contains discussions regarding the basis of the Board of Trustees’ renewal of the management agreement with the Advisor for the Small Cap Insider Buying Fund, Insider Buying Fund, Growth of Income Fund, Equity/Compass Buyback Strategy Fund, Dynamic Alpha Fund, Global Equity Fund and Tactical Allocation Fund. The Trust’s annual report to shareholders for the period ended June 30, 2016 also contains discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor and Groesbeck for the Growth of Income Fund, between the Advisor and MAP for the Global Equity Fund and between the Advisor and Lyons for the Tactical Allocation Fund.

The Trust’s semi-annual report to shareholders for the period ended December 31, 2015 contains discussions regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor for the Catalyst IPOx Allocation Fund.

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FINANCIAL HIGHLIGHTS

Catalyst Small-Cap Insider Buying Fund

The following table is intended to help you better understand the financial performance of the Catalyst Small-Cap Insider Buying Fund since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Small-Cap Insider Buying Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

Class A
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$15.23	$18.31		$13.28	$11.05	$14.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.02	0.07		0.18	0.19	0.30
Net realized and unrealized gain (loss) on investments	(2.78)	(3.14)		4.97	2.54	(3.21)
Total from investment operations	(2.76)	(3.07)		5.15	2.73	(2.91)

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.01)		(0.12)	(0.50)	—
From net realized gains on investments	—	—		—	—	(0.32)
Total distributions	(0.08)	(0.01)		(0.12)	(0.50)	(0.32)

Net asset value, end of year	$12.39	$15.23		$18.31	$13.28	$11.05

Total return (B)	(18.13)%	(16.74	)% (C)	38.94%	25.62%	(20.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$17,356	$41,704		$71,084	$28,433	$45,077
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.95%	1.79%		1.84%	1.86%	1.80%
Expenses, net waiver and reimbursement (D)	1.75%	1.68%		1.55%	1.55%	1.55%
Net investment income (loss), before waiver and reimbursement (D)(E)	(0.06)%	0.33%		0.82%	1.33%	2.31%
Net investment income (loss), net waiver and reimbursement (D)(E)	0.14%	0.44%		1.11%	1.64%	2.56%
Portfolio turnover rate	189%	214%		231%	117%	61%

	Class C

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$14.63	$17.71		$12.87	$10.70	$13.95

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INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.07)	(0.05)		0.05	0.10	0.22
Net realized and unrealized gain (loss) on investments	(2.67)	(3.03)		4.83	2.47	(3.15)
Total from investment operations	(2.74)	(3.08)		4.88	2.57	(2.93)

LESS DISTRIBUTIONS:
From net investment income	—	—		(0.04)	(0.40)	—
From net realized gains on investments	—	—		—	—	(0.32)
Total distributions	—	—		(0.04)	(0.40)	(0.32)

Net asset value, end of year	$11.89	$14.63		$17.71	$12.87	$10.70

Total return (B)	(18.73)%	(17.39	)% (C)	37.92%	24.69%	(20.94)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,213	$13,702		$17,503	$7,870	$10,448
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.70%	2.54%		2.59%	2.61%	2.55%
Expenses, net waiver and reimbursement (D)	2.50%	2.43%		2.30%	2.30%	2.30%
Net investment income (loss), before waiver and reimbursement (D) (E)	(0.80)%	0.42%		0.05%	0.58%	(1.66)%
Net investment income (loss), net waiver and reimbursement (D) (E)	(0.60)%	0.31%		0.34%	0.89%	(1.91)%
Portfolio turnover rate	189%	214%		231%	117%	117%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Not annualized.

(G)	Annualized.

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$15.39	$18.47	$13.39	$11.15	$14.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05	0.13	0.23	0.22	0.35
Net realized and unrealized gain (loss) on investments	(2.82)	(3.17)	5.00	2.56	(3.25)
Total from investment operations	(2.77)	(3.04)	5.23	2.78	(2.90)

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LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.04)		(0.15)	(0.54)	—
From net realized gains on investments	—	—		—	—	(0.32)
Total distributions	(0.16)	(0.04)		(0.15)	(0.54)	(0.32)

Net asset value, end of year	$12.46	$15.39		$18.47	$13.39	$11.15

Total return (B)	(17.95)%	(16.47	)% (C)	39.24%	25.95%	(20.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,154	$15,087		$7,999	$2,133	$1,504
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.70%	1.54%		1.59%	1.61%	1.55%
Expenses, net waiver and reimbursement (D)	1.50%	1.45%		1.30%	1.30%	1.30%
Net investment income (loss), before waiver and reimbursement (D,E)	0.20%	0.71%		1.07%	1.58%	(2.27)%
Net investment income (loss), net waiver and reimbursement (D,E)	0.40%	0.81%		1.37%	1.89%	(2.52)%
Portfolio turnover rate	189%	214%		231%	117%	61%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Not annualized.

(G)	Annualized.
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Catalyst Insider Buying Fund

The following table is intended to help you better understand the Catalyst Insider Buying Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Insider Buying Fund’s financial statements, is included in the annual report, which is available upon request.

Share Outstanding Throughout Each Period

Class A (A)
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013		June 30, 2012

Net asset value, beginning of period	$15.03	$15.86	$12.65	$10.42		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.04)	0.07	0.12	0.27		0.06
Net realized and unrealized gain (loss) on investments	(1.71)	(0.30)	3.26	2.96		0.43
Total from investment operations	(1.75)	(0.23)	3.38	3.23		0.49

LESS DISTRIBUTIONS:
From net investment income	—	(0.05)	(0.02)	(0.14)		(0.07)
From net realized gains on investments	—	(0.54)	(0.15)	(0.86)		—
From paid in capital	—	(0.01)	—	—		—
Total distributions	—	(0.60)	(0.17)	(1.00)		(0.07)

Net asset value, end of period	$13.28	$15.03	$15.86	$12.65		$10.42

Total return (C)	(11.64)%	(1.44)%	26.90%	32.99	% (F)	4.91	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$81,330	$228,894	$212,047	$4,475		$422
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	1.49%	1.47%	1.49%	5.72%		16.13	% (E)
Expenses, net waiver and reimbursement (H)	1.49%	1.47%	1.47%	1.00%		1.20	% (E)
Net investment income (loss), before waiver and reimbursement (H,I)	(0.26)%	0.46%	0.79%	(2.45)%		(14.27	)% (E)
Net investment income, net waiver and reimbursement (H,I)	(0.26)%	0.46%	0.81%	2.27%		0.66	% (E)
Portfolio turnover rate	167%	293%	185%	168%		73	% (D)

	Class C (A)
	For the	For the	For the	For the		For the

88

	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$15.16	$16.05		$12.90	$10.63	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.14)	(0.06)		0.01	0.22	(0.06)
Net realized and unrealized gain (loss) on investments	(1.72)	(0.28)		3.29	3.01	0.72
Total from investment operations	(1.86)	(0.34)		3.30	3.23	0.66

LESS DISTRIBUTIONS:
From net investment income	—	(0.00	) (G)	—	(0.10)	(0.03)
From net realized gains on investments	—	(0.54)		(0.15)	(0.86)	—
From paid in capital	—	(0.01)		—	—	—
Total distributions	—	(0.55)		(0.15)	(0.96)	(0.03)

Net asset value, end of period	$13.30	$15.16		$16.05	$12.90	$10.63

Total return (C)	(12.27)%	(2.12)%		25.74%	32.14%	6.67	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$33,042	$66,069		$36,144	$356	$6
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	2.24%	2.22%		2.24%	6.47%	16.88	% (E)
Expenses, net waiver and reimbursement (H)	2.24%	2.22%		2.22%	1.75%	1.95	% (E)
Net investment income (loss), before waiver and reimbursement (H,I)	(0.99)%	(0.37)%		0.05%	(3.20)%	(15.02	)% (E)
Net investment income (loss), net waiver and reimbursement (H,I)	(0.99)%	(0.37)%		0.07%	1.52%	(0.09	)% (E)
Portfolio turnover rate	167%	293%		185%	168%	73	% (D)

(A)	The Catalyst Insider Buying Fund Class A and Class C shares commenced operations on July 29, 2011.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Represents an amount less than $0.01 per share.

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

89

(I)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I (A)
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2016		June 30, 2015	June 30, 2014

Net asset value, beginning of period	$15.05		$15.86	$15.78

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.00	) (F)	0.06	0.00	(F)
Net realized and unrealized gain (loss) on investments	(1.71)		(0.25)	0.08
Total from investment operations	(1.71)		(0.19)	0.08

LESS DISTRIBUTIONS:
From net investment income	—		(0.07)	—
From net realized gains on investments	—		(0.54)	—
From paid in capital	—		(0.01)	—
Total distributions	—		(0.62)	—

Net asset value, end of period	$13.34		$15.05	$15.86

Total return (C)	(11.36)%		(1.16)%	0.51	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$19,381		$68,304	$216
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.24%		1.22%	1.48	% (E)
Expenses, net waiver and reimbursement (G)	1.24%		1.22%	1.25	% (E)
Net investment income (loss), before waiver and reimbursement (G,H)	(0.02)%		0.42%	0.09	% (E)
Net investment income (loss), net waiver and reimbursement(G,H)	(0.02)%		0.42%	0.32	% (E)
Portfolio turnover rate	167%		293%	185	% (D)

(A)	The Catalyst Insider Buying Fund Class I shares commenced operations on June 6, 2014

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

90

Catalyst MLP & Infrastructure Fund

The following table is intended to help you better understand the Catalyst MLP & Infrastructure Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst MLP & Infrastructure Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout The Period

Class A (A)					Class C (A)				Class I(A)
	For the		For the		For the		For the		For the	For the
	Year Ended		Period Ended		Year Ended		Period Ended		Year Ended	Period Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015		June 30, 2016	June 30, 2015

Net asset value, beginning of period	$9.93		$10.00		$9.93		$10.00		$9.94		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.32		0.08		0.26		0.04		0.32		0.09
Net realized and unrealized gain (loss) on investments	(3.30	) (F)	0.09	(F)	(3.27	) (F)	0.10	(F)	(3.28	) (F)	0.09	(F)
Total from investment operations	(2.98)		0.17		(3.01)		0.14		(2.96)		0.18

LESS DISTRIBUTIONS:
From net investment income	(0.29)			(0.09)	(0.26)		(0.06)		(0.30)		(0.09)
From paid in capital	(0.35)			(0.15)	(0.34)		(0.15)		(0.36)		(0.15)
Total distributions	(0.64)			(0.24)	(0.60)		(0.21)		(0.66)		(0.24)

Net asset value, end of period	$6.31		$9.93		$6.32		$9.93		$6.32		$9.94

Total return (C)	(29.05)%		1.58	% (D)	(29.44)%		1.35	% (D)	(28.86)%		1.76	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$22,775		$7,906		$6,204		$1,278		$22,187		$6,253
Ratios to average net assets
Expenses, before waiver and reimbursement	2.03%		3.41	% (E)	2.78%		4.16	% (E)	1.78%		3.16	% (E)
Expenses, net waiver and reimbursement	1.65%		1.65	% (E)	2.40%		2.40	% (E)	1.40%		1.40	% (E)
Net investment income (loss), before waiver and reimbursement	5.00%		(0.30	)% (E)	4.24%		(1.03	)% (E)	5.08%		(0.03	)% (E)
Net investment income, net waiver and reimbursement	5.40%		1.46	% (E)	4.62%		0.73	% (E)	5.46%		1.73	% (E)
Portfolio turnover rate	96%		11	% (D)	96%		11	% (D)	96%		11	% (D)

(A)	The Catalyst/MLP & Infrastructure Fund Class A, Class C and Class I shares commenced operations on December 22, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

91

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

92

Catalyst/EquityCompass Buyback Strategies Fund

The following table is intended to help you better understand the Catalyst/EquityCompass Buyback Strategies Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/EquityCompass Buyback Strategies Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$9.71	$10.19		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.11	0.06		(0.02)
Net realized and unrealized gain (loss) on investments	(0.27)	(0.16)		0.21
Total from investment operations	(0.16)	(0.10)		0.19

LESS DISTRIBUTIONS:
From net investment income	(0.07)	—		—
From net realized gains on investments	—	(0.38)		—
Total distributions	(0.07)	(0.38)		—

Net asset value, end of period	$9.48	$9.71		$10.19

Total return (C)	(1.60)%	(0.84	)% (F)	1.90	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,095	$5,158		$6,464
Ratios to average net assets
Expenses, before waiver and reimbursement	2.10%	1.92%		1.99	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50%		1.50	% (E)
Net investment income (loss), before waiver and reimbursement	0.53%	0.22%		(0.94	)% (E)
Net investment income (loss), net waiver and reimbursement	1.13%	0.66%		(0.45	)% (E)
Portfolio turnover rate	790%	806%		384	% (D)

	Class C (A)
	For the	For the		For the
	Year Ended	Year Ended		Period Ended

93

June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$9.60	$10.16	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.03	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.25)	(0.17)	0.22
Total from investment operations	(0.22)	(0.18)	0.16

LESS DISTRIBUTIONS:
From net investment income	—	(G)	—	—
From net realized gains on investments	—	(0.38)	—
Total distributions	—	(0.38)	—

Net asset value, end of period	$9.38	$9.60	$10.16

Total return (C)	(2.24)%	(1.65)%	1.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,721	$5,648	$5,567
Ratios to average net assets
Expenses, before waiver and reimbursement	2.85%	2.67%	2.74	% (E)
Expenses, net waiver and reimbursement	2.25%	2.25%	2.25	% (E)
Net investment loss, before waiver and reimbursement	(0.24)%	(0.51)%	(1.71	)% (E)
Net investment income (loss), net waiver and reimbursement	0.37%	(0.08)%	(1.22	)% (E)
Portfolio turnover rate	790%	806%	384	% (D)

(A)	The Catalyst/EquityCompass Buyback Strategy Fund Class A, Class C and Class I shares commenced operations on December 31, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Less than $0.005

Class I(A)
For the	For the	For the
Year Ended	Year Ended	Period Ended
June 30, 2016	June 30, 2015	June 30, 2014

94

Net asset value, beginning of period	$9.75	$10.22	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.12	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	(0.25)	(0.15)	0.23
Total from investment operations	(0.13)	(0.09)	0.22

LESS DISTRIBUTIONS:
From net investment income	(0.10)	—	—
From net realized gains on investments	—	(0.38)	—
Total distributions	(0.10)	(0.38)	—

Net asset value, end of period	$9.52	$9.75	$10.22

Total return (C)	(1.27)%	(0.74)%	2.20	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,817	$2,869	$11,042
Ratios to average net assets
Expenses, before waiver and reimbursement	1.85%	1.67%	1.74	% (E)
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25	% (E)
Net investment income (loss), before waiver and reimbursement	0.68%	0.17%	(0.68	)% (E)
Net investment income (loss), net waiver and reimbursement	1.27%	0.57%	(0.19	)% (E)
Portfolio turnover rate	790%	806%	384	% (D)

(A)	The Catalyst/EquityCompass Buyback Strategy Fund Class A, Class C and Class I shares commenced operations on December 31, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

95

Catalyst/Groesbeck Growth of Income Fund

The following table is intended to help you better understand the Catalyst/Groesbeck Growth of Income Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/Groesbeck Growth of Income Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$15.76	$15.10	$13.75	$11.77	$11.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.13	0.12	0.11	0.13	0.09
Net realized and unrealized gain (loss) on investments	(1.67)	1.30	2.09	2.02	0.27
Total from investment operations	(1.54)	1.42	2.20	2.15	0.36

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.12)	(0.11)	(0.13)	(0.08)
From net realized gains on investments	(1.11)	(0.64)	(0.74)	(0.04)	(0.11)
Total distributions	(1.24)	(0.76)	(0.85)	(0.17)	(0.19)

Net asset value, end of year	$12.98	$15.76	$15.10	$13.75	$11.77

Total return (C)	(9.38)%	9.44%	16.36%	18.42%	3.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,089	$17,012	$16,182	$13,111	$10,644
Ratios to average net assets
Expenses, before waiver and reimbursement	1.73%	1.66%	1.69%	1.79%	1.98%
Expenses, net waiver and reimbursement	1.43%	1.55%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement	0.65%	0.67%	0.61%	0.77%	0.33%
Net investment income, net waiver and reimbursement	0.94%	0.78%	0.75%	1.01%	0.76%
Portfolio turnover rate	45%	32%	25%	15%	26%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012
96

Net asset value, beginning of year	$15.54	$14.91	$13.59	$11.65	$11.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.03	0.01	0.00	(B)	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	(1.66)	1.28	2.06	2.00	0.29
Total from investment operations	(1.63)	1.29	2.06	2.03	0.28

LESS DISTRIBUTIONS:
From net investment income	—	(B)	(0.02)	(0.00	) (B)	(0.05)	(0.03)
From net realized gains on investments	(1.11)	(0.64)	(0.74)	(0.04)	(0.11)
Total distributions	(1.11)	(0.66)	(0.74)	(0.09)	(0.14)

Net asset value, end of year	$12.80	$15.54	$14.91	$13.59	$11.65

Total return (C)	(10.11)%	8.68%	15.51%	17.49%	2.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$424	$561	$540	$559	$484
Ratios to average net assets
Expenses, before waiver and reimbursement	2.48%	2.41%	2.44%	2.54%	2.73%
Expenses, net waiver and reimbursement	2.18%	2.30%	2.30%	2.30%	2.30%
Net investment income (loss), before waiver and reimbursement	(0.10)%	(0.08)%	(0.13)%	0.02%	(0.49)%
Net investment income (loss), net waiver and reimbursement	0.20%	0.03%	0.01%	0.26%	(0.06)%
Portfolio turnover rate	45%	32%	25%	15%	26%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

	Class I (A)
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$15.76	$15.10	$13.75	$11.77	$11.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.17	0.17	0.14	0.16	0.12

97

Net realized and unrealized gain (loss) on investments	(1.68)	1.29	2.09	2.02	0.27
Total from investment operations	(1.51)	1.46	2.23	2.18	0.39

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.16)	(0.14)	(0.16)	(0.11)
From net realized gains on investments	(1.11)	(0.64)	(0.74)	(0.04)	(0.11)
Total distributions	(1.27)	(0.80)	(0.88)	(0.20)	(0.22)

Net asset value, end of year	$12.98	$15.76	$15.10	$13.75	$11.77

Total return (D)	(9.14)%	9.71%	16.65%	18.71%	3.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,681	$3,869	$3,058	$2,838	$2,179
Ratios to average net assets
Expenses, before waiver and reimbursement	1.48%	1.41%	1.44%	1.54%	1.73%
Expenses, net waiver and reimbursement	1.18%	1.30%	1.30%	1.30%	1.30%
Net investment income, before waiver and reimbursement	0.92%	0.94%	0.85%	1.02%	0.61%
Net investment income, net waiver and reimbursement	1.26%	1.05%	0.98%	1.26%	1.04%
Portfolio turnover rate	45%	32%	25%	15%	26%

(A)	The Catalyst/Groesbeck Growth of Income Fund Class I commenced operations on November 24, 2010.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Represents less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	Annualized.

98

Catalyst/MAP Global Equity Fund

The following table is intended to help you better understand the Catalyst/MAP Global Equity Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/MAP Global Equity Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$12.43	$13.56	$11.04	$10.02	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18	0.18	0.15	0.25	0.14
Net realized and unrealized gain (loss) on investments	(0.03)	(0.67)	2.69	1.12	(0.11	) (G)
Total from investment operations	0.15	(0.49)	2.84	1.37	0.03

LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.13)	(0.12)	(0.29)	(0.01)
From net realized gains on investments	—	(0.51)	(0.20)	(0.06)	—
Total distributions	(0.14)	(0.64)	(0.32)	(0.35)	(0.01)

Net asset value, end of period	$12.44	$12.43	$13.56	$11.04	$10.02

Total return (C)	1.28%	(3.58)%	26.10%	13.75%	0.26	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$22,279	$23,973	$18,917	$9,735	$4,469
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	1.70%	1.64%	1.77%	2.05%	3.54	% (E)
Expenses, net waiver and reimbursement (H)	1.55%	1.55%	1.55%	1.55%	1.55	% (E)
Net investment income (loss), before waiver and reimbursement (H,I)	1.35%	1.34%	0.96%	1.73%	(0.49	)% (E)
Net investment income, net waiver and reimbursement (H,I)	1.50%	1.43%	1.18%	2.23%	1.50	% (E)
Portfolio turnover rate	26%	33%	50%	28%	25	% (D)

	Class C (A)

99

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$12.30	$13.40	$10.93	$9.95	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.09	0.09	0.05	0.16	0.09
Net realized and unrealized gain (loss) on investments	(0.03)	(0.68)	2.68	1.12	(0.14	) (G)
Total from investment operations	0.06	(0.59)	2.73	1.28	(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.04)	—	(0.06)	(0.24)	(0.00	) (F)
From net realized gains on investments	—	(0.51)	(0.20)	(0.06)	—
Total distributions	(0.04)	(0.51)	(0.26)	(0.30)	(0.00	) (F)

Net asset value, end of period	$12.32	$12.30	$13.40	$10.93	$9.95

Total return (C)	0.54%	(4.37)%	25.26%	12.92%	(0.47	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,795	$6,962	$6,072	$3,045	$1,025
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	2.45%	2.39%	2.52%	2.80%	4.29	% (E)
Expenses, net waiver and reimbursement (H)	2.30%	2.30%	2.30%	2.30%	2.30	% (E)
Net investment income (loss), before waiver and reimbursement (H)(I)	0.62%	0.62%	0.20%	0.98%	(1.24	)% (E)
Net investment income, net waiver and reimbursement (H)(I)	0.77%	0.71%	0.42%	1.48%	0.75	% (E)
Portfolio turnover rate	26%	33%	50%	28%	25	% (D)

(A)	Catalyst/MAP Global Capital Appreciation Fund Class A and C shares commenced operations on July 29, 2011.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

(G)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2012, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

100

(I)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$12.44	$13.56	$13.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.25	0.28	0.02
Net realized and unrealized gain (loss) on investments	(0.07)	(0.74)	0.06
Total from investment operations	0.18	(0.46)	0.08

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.15)	—
From net realized gains on investments	—	(0.51)	—
Total distributions	(0.17)	(0.66)	—

Net asset value, end of period	$12.45	$12.44	$13.56

Total return (C)	1.56%	(3.33)%	0.59	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,320	$455	$136
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.45%	1.39%	1.81	% (E)
Expenses, net waiver and reimbursement (F)	1.25%	1.25%	1.25	% (E)
Net investment income, before waiver and reimbursement (F)(G)	1.89%	2.04%	1.40	% (E)
Net investment income, net waiver and reimbursement (F)(G)	2.06%	2.18%	1.96	% (E)
Portfolio turnover rate	26%	33%	50	% (D)

(A)	Catalyst/MAP Global Capital Appreciation Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

101

Catalyst/Lyons Tactical Allocation Fund

The following table is intended to help you better understand the Catalyst/Lyons Tactical Allocation Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/Lyons Tactical Allocation Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of period	$14.28	$14.50	$12.12	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.14	0.14	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.30)	0.57	2.73	2.10
Total from investment operations	(0.16)	0.71	2.91	2.28

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.13)	(0.08)	(0.07)
From net realized gains on investments	(1.03)	(0.80)	(0.45)	(0.09)
Total distributions	(1.11)	(0.93)	(0.53)	(0.16)

Net asset value, end of period	$13.01	$14.28	$14.50	$12.12

Total return (C)	(1.04)%	4.74%	24.29%	23.04	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$55,827	$94,156	$76,417	$14,262
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.74%	1.73%	1.77%	2.23	% (E)
Expenses, net waiver and reimbursement (F)	1.50%	1.50%	1.50%	1.50	% (E)
Net investment income, before waiver and reimbursement (F,G)	0.82%	0.76%	1.05%	0.86	% (E)
Net investment income, net waiver and reimbursement (F,G)	1.06%	0.98%	1.32%	1.59	% (E)
Portfolio turnover rate	91%	194%	165%	126	% (D)

	Class C(A)
102

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of period	$14.08	$14.33	$12.04	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.04	0.04	0.08	0.11
Net realized and unrealized gain (loss) on investments	(0.30)	0.54	2.72	2.08
Total from investment operations	(0.26)	0.58	2.80	2.19

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.03)	(0.06)	(0.06)
From net realized gains on investments	(1.03)	(0.80)	(0.45)	(0.09)
Total distributions	(1.04)	(0.83)	(0.51)	(0.15)

Net asset value, end of period	$12.78	$14.08	$14.33	$12.04

Total return (C)	(1.82)%	3.93%	23.51%	22.13	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$33,653	$40,645	$24,157	$2,494
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.49%	2.48%	2.52%	2.98	% (E)
Expenses, net waiver and reimbursement (F)	2.25%	2.25%	2.25%	2.25	% (E)
Net investment income, before waiver and reimbursement (F,G)	0.10%	0.02%	0.33%	0.11	% (E)
Net investment income, net waiver and reimbursement (F,G)	0.34%	0.24%	0.59%	0.84	% (E)
Portfolio turnover rate	91%	194%	165%	126	% (D)

(A)	The Catalyst/Lyons Tactical Allocation Fund Class A and Class C shares commenced operations on July 2, 2012, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Class I (A)
For the	For the	For the
Year Ended	Year Ended	Period Ended
June 30, 2016	June 30, 2015	June 30, 2014
103

Net asset value, beginning of period	$14.30	$14.51	$14.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18	0.19	0.01
Net realized and unrealized gain (loss) on investments	(0.31)	0.56	(0.07	) (F)
Total from investment operations	(0.13)	0.75	(0.06)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.16)	—
From net realized gains on investments	(1.03)	(0.80)	—
Total distributions	(1.15)	(0.96)	—

Net asset value, end of period	$13.02	$14.30	$14.51

Total return (C)	(0.79)%	5.01%	(0.41	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$14,561	$27,230	$135
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.49%	1.48%	1.90	% (E)
Expenses, net waiver and reimbursement (G)	1.25%	1.25%	1.20	% (E)
Net investment income, before waiver and reimbursement (G,H)	1.07%	1.04%	0.13	% (E)
Net investment income, net waiver and reimbursement (G,H)	1.31%	1.27%	0.83	% (E)
Portfolio turnover rate	91%	194%	165	% (D)

(A)	The Catalyst/Lyons Tactical Allocation Fund Class A and Class C shares commenced operations on July 2, 2012, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the class launching on June 6, 2014 which does not represent a full year.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

104

Catalyst Dynamic Alpha Fund

The following table is intended to help you better understand the Catalyst Dynamic Alpha Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Dynamic Alpha Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014		June 30, 2013	June 30, 2012

Net asset value, beginning of period	$16.39	$15.43	$12.40		$10.68	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.02)	(0.01)	(0.00	) (F)	0.01	(0.00	) (F)
Net realized and unrealized gain on investments	0.39	2.56	4.26		1.73	0.68
Total from investment operations	0.37	2.55	4.26		1.74	0.68

LESS DISTRIBUTIONS:
From net investment income	—	—	—		(0.02)	—
From net realized gains on investments	(0.22)	(1.59)	(1.23)		—	—
Total distributions	(0.22)	(1.59)	(1.23)		(0.02)	—

Net asset value, end of period	$16.54	$16.39	$15.43		$12.40	$10.68

Total return (C)	2.31%	16.98%	35.52%		16.30%	6.80	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$92,749	$111,493	$31,000		$23,331	$20,530
Ratios to average net assets
Expenses, before waiver and reimbursement	1.51%	1.52%	1.56%		1.57%	1.81	% (E)
Expenses, net waiver and reimbursement	1.35%	1.35%	1.35%		1.35%	1.35	% (E)
Net investment loss, before waiver and reimbursement	(0.28)%	(0.22)%	(0.20)%		(0.14)%	(0.39	)% (E)
Net investment income (loss), net waiver and reimbursement	(0.13)%	(0.05)%	0.01%		0.08%	0.07	% (E)
Portfolio turnover rate	119%	84%	108%		97%	74	% (D)

	Class C (A)
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014		June 30, 2013	June 30, 2012

105

Net asset value, beginning of period	$15.92	$15.14	$12.28	$10.64	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.13)	(0.12)	(0.10)	(0.08)	(0.04)
Net realized and unrealized gain on investments	0.37	2.49	4.19	1.73	0.68
Total from investment operations	0.24	2.37	4.09	1.65	0.64

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.01)	—
From net realized gains on investments	(0.22)	(1.59)	(1.23)	—	—
Total distributions	(0.22)	(1.59)	(1.23)	(0.01)	—

Net asset value, end of period	$15.94	$15.92	$15.14	$12.28	$10.64

Total return (C)	1.55%	16.07%	34.44%	15.47%	6.40	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$28,282	$12,696	$608	$256	$27
Ratios to average net assets
Expenses, before waiver and reimbursement	2.26%	2.27%	2.31%	2.32%	2.56	% (E)
Expenses, net waiver and reimbursement	2.10%	2.10%	2.10%	2.10%	2.10	% (E)
Net investment loss, before waiver and reimbursement	(1.02)%	(0.94)%	(0.95)%	(0.89)%	(1.18	)% (E)
Net investment loss, net waiver and reimbursement	(0.85)%	(0.77)%	(0.74)%	(0.67)%	(0.72	)% (E)
Portfolio turnover rate	119%	84%	108%	97%	74	% (D)

(A)	The Catalyst Dynamic Alpha Fund Class A and Class C shares commenced operations on December 22, 2011.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

Class I (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$16.41	$15.43	$15.30

INCOME FROM INVESTMENT OPERATIONS:
106

Net investment income (B)	0.02	0.04	0.01
Net realized and unrealized gain on investments	0.40	2.53	0.12
Total from investment operations	0.42	2.57	0.13

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.22)	(1.59)	—
Total distributions	(0.22)	(1.59)	—

Net asset value, end of period	$16.61	$16.41	$15.43

Total return (C)	2.61%	17.12%	0.85	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$26,226	$24,187	$118
Ratios to average net assets
Expenses, before waiver and reimbursement	1.26%	1.27%	1.51	% (E)
Expenses, net waiver and reimbursement	1.10%	1.10%	1.10	% (E)
Net investment income, before waiver and reimbursement	(0.03)%	0.10%	0.18	% (E)
Net investment income, net waiver and reimbursement	0.13%	0.27%	0.59	% (E)
Portfolio turnover rate	119%	84%	108	% (D)

(A)	The Catalyst Dynamic Alpha Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

107

Catalyst IPOx Allocation Fund

The following table is intended to help you better understand the Catalyst IPOx Allocation Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst IPOx Allocation Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

	Class A (A)	Class C (A)	Class I(A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2016	June 30, 2016	June 30, 2016

Net asset value, beginning of period	$10.00	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.07)	(0.13)	(0.06)
Net realized and unrealized gain on investments	0.32	0.32	0.32
Total from investment operations	0.25	0.19	0.26

Net asset value, end of period	$10.25	$10.19	$10.26

Total return (C,D)	2.50%	1.90%	2.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$105	$3	$140
Ratios to average net assets
Expenses, before waiver and reimbursement (E,F)	32.12%	32.87%	31.87%
Expenses, net waiver and reimbursement (E,F)	1.99%	2.74%	1.74%
Net investment loss, before waiver and reimbursement (E,F,G)	(31.01)%	(32.69)%	(31.26)%
Net investment loss, net waiver and reimbursement (E,F,G)	(1.02)%	(1.87)%	(0.84)%
Portfolio turnover rate (D)	62%	62%	62%

(A)	The Catalyst IPOx Allocation Fund Class A, Class C and Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.
108

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

109

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

110

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

•         open an account or deposit money

•         direct us to buy securities or direct us to sell your securities

•         seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•         sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•         affiliates from using your information to market to you.

•         sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn’t jointly market.
111

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Funds at 1-866-447-4228 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.CatalystMF.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21872

112

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2016

MUTUAL FUND SERIES TRUST

Catalyst Small-Cap Insider Buying Fund

Class A: CTVAX Class C: CTVCX Class I: CTVIX

Catalyst Insider Buying Fund

Class A: INSAX Class C: INSCX Class I: INSIX

Catalyst/EquityCompass Buyback Strategy Fund

Class A: BUYAX Class C: BUYCX Class I: BUYIX

Catalyst IPOx Allocation Fund

Class A: OIPAX Class C: OIPCX Class I: OIPIX

Catalyst Dynamic Alpha Fund

Class A: CPEAX Class C: CPECX Class I: CPEIX

Catalyst/Groesbeck Growth of Income Fund

Class A: CGGAX Class C: CGGCX Class I: CGGIX

Catalyst/MAP Global Equity Fund

Class A: CAXAX Class C: CAXCX Class I: CAXIX

Catalyst/Lyons Tactical Allocation Fund

Class A: CLTAX Class C: CLTCX Class I: CLTIX

Catalyst MLP & Infrastructure Fund

Class A: MLXAX Class C: MLXCX Class I: MLXIX

17605 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Catalyst Small-Cap Insider Buying Fund (the “Small-Cap Insider Buying Fund”), Catalyst Insider Buying Fund (the “Insider Buying Fund”), Catalyst MLP & Infrastructure Fund (the “MLP & Infrastructure Fund”), Catalyst/EquityCompass Buyback Strategies Fund (the “Buyback Strategies Fund”), Catalyst/Groesbeck Growth of Income Fund (the “GOI Fund”), Catalyst/MAP Global Equity Fund (the “Global Equity Fund”), Catalyst/Lyons Tactical Allocation Fund (the “Tactical Allocation Fund”), Catalyst Dynamic Alpha Fund (the “Dynamic Alpha Fund”) and Catalyst IPOx Allocation Fund (the “IPOx Allocation Fund”), (each, a “Fund” and, collectively, the “Funds”) dated November 1, 2016. Each Fund is a separate series of the Mutual Fund Series Trust (“Trust”), an open-end management company organized as an Ohio business trust. The Small-Cap Insider Buying Fund’s, Insider Buying Fund’s, MLP & Infrastructure Fund’s, Buyback Strategy Fund’s, GOI Fund’s, Global Equity Fund’s, Tactical Allocation Fund’s, Dynamic Alpha Fund’s and the IPOx Allocation Fund’s Annual Reports to shareholders for the period ended June 30, 2016 are incorporated herein by reference. This SAI has been incorporated in its entirety into the Prospectuses. Copies of the Prospectuses, Annual and Semi-Annual Reports may be obtained at no charge from the Trust by writing to the above address or calling 1-866-447-4228.

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TABLE OF CONTENTS

INVESTMENT RESTRICTIONS	3
OTHER INVESTMENT POLICIES	4
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	5
DISCLOSURE OF PORTFOLIO HOLDINGS	25
TRUSTEES AND OFFICERS	26
PRINCIPAL SHAREHOLDERS	32
ADVISOR AND SUB-ADVISORS	43
CODE OF ETHICS	52
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	52
COMPLIANCE SERVICES	54
CUSTODIAN	55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
COUNSEL	55
DISTRIBUTOR	55
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	58
PROXY VOTING POLICY	59
PORTFOLIO TURNOVER	59
PORTFOLIO TRANSACTIONS	60
Purchase and Redemption of Shares	62
Reduction of Up-Front Sales Charge on Class A Shares	63
Waivers of Up-Front Sales Charge on Class A Shares	64
Exchange Privilege	64
NET ASSET VALUE	64
TAX INFORMATION	65
INVESTMENTS IN FOREIGN SECURITIES	65
BACKUP WITHHOLDING	66
FOREIGN SHAREHOLDERS	67
FINANCIAL STATEMENTS	67
Appendix A—Description of Commercial Paper and Bond Ratings	68
Appendix B	70
Appendix C	73
Appendix D	76
Appendix E	79
Appendix F	82
Appendix G	87

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MUTUAL FUND SERIES TRUST

The Trust, an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Small-Cap Insider Buying Fund, Tactical Allocation Fund, Dynamic Alpha Fund, Buyback Strategies Fund, MLP & Infrastructure Fund and IPOx Allocation Fund are each separate non-diversified series of the Trust and the Insider Buying Fund, GOI Fund and Global Equity Fund are each diversified series of the Trust. There are currently several other series (or funds) and additional series may be created by the Board of Trustees of the Trust (“Board” or “Trustees”) from time to time.

Catalyst Capital Advisors LLC acts as advisor to the Funds.

Groesbeck Investment Management Corp, serves as the investment sub-advisor to the GOI Fund.

Managed Assets Portfolios, LLC serves as the investment sub-advisor to the Global Equity Fund.

Lyons Wealth Management, LLC serves as the investment sub-advisor to the Tactical Allocation Fund.

Cookson Pierce & Co., Inc. serves as the investment sub-advisor to the Dynamic Alpha Fund.

Choice Financial Partners, Inc., d/b/a EquityCompass Strategies, serves as the portfolio consultant to the Buyback Strategy Fund.

SL Advisors, LLC, serves as the investment sub-advisor to the MLP & Infrastructure Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers three classes of shares: Class A, Class C and Class I Shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of that Fund.

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As a matter of fundamental policy, each Fund, except as otherwise noted, may not:

(a)        borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)        issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(e)        purchase or sell physical commodities or forward contracts relating to physical commodities;

(f)        With respect to all of the Funds, make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

(g)       invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

(h)        (Insider Buying Fund, GOI Fund and Global Equity Fund Only) With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

(a)       No Fund will invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. Rule 144A securities with registration rights are not considered to be illiquid;

(b)       No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(c)                 No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. No Fund will mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

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(d)                 No Fund will purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

(e)                 (Global Equity Fund only) Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities.

(f)                 (MLP and Infrastructure Fund only) Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in the securities of master limited partnerships (“MLPs”), general partners of MLPs (“GPs”) and other businesses that derive a majority of their revenue from energy infrastructure activities.

(g)                 (Small Cap Insider Buying Fund only) Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in small-cap stocks defined as stocks of companies with less than $4 billion in market capitalization.

(h)                 (Buyback Strategy Fund only) Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities.

(i)                 (IPOx Allocation Fund only) The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings, if any) in the common stocks of companies listed on the IPOX U.S. 100 Index and newly listed initial public offerings of U.S. companies.

(j)                 (Global Equity Fund only) Under normal conditions, at least 40% of the Fund’s assets will be in securities of issuers domiciled in at least 3 countries outside of the United States.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with a Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus.

Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often

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face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

Exchange Traded Funds. Each Fund may invest in a range of exchange-traded funds ("ETFs"). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see "Securities of Other Investment Companies" above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government

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regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  Under the 1940 Act, the Funds may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Funds may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Funds from allocating its investments in the manner that the Fund’s advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a sub-advisor as an investment advisor, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the NAV per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

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An investor in the Funds should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Funds he will bear not only his proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Funds rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Funds may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders' risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. Each Fund may purchase put or call options on equity securities (including securities of ETFs). Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise

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price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do unless the Fund arranges to have its Custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s Custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the

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market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its Custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its Custodian to segregate cash or other liquid assets equal in value to the

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exercise liability of the call option adjusted daily to the option’s current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the Custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its Custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes. Each Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

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Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts.

Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in

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interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment Risk.”

Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the advisor acting as agent, for no additional fee, in its capacity as advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the advisor. Master Notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). The Funds may also invest in commercial paper that is not rated but is determined by the advisor, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality.

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Other Fixed Income Securities. Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the advisor under guidelines approved by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and exchange traded funds (“ETFs”) or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

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Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. Each Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. Each Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Funds will maintain with the custodian a separate

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account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of a Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. Each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities

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prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. Each Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisor may still not result in a successful hedging transaction over a short time frame.

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The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

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Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have

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limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

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Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund

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having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Funds’ Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. Each advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Funds are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(a)(2) commercial paper, as determined by the advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a

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repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to an advisor or its affiliate, in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of an advisor, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against The Box. The Funds may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position

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and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

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The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Each Fund may invest in "private activity" bonds. Each Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities. The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

As a general matter, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Funds’ custodian, administrator, investment advisor, sub-investment advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed and (2) to third-party vendors, currently consisting of Morningstar Investment Services and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

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Neither the Funds or the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or an advisor or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the advisor, the performance of the Funds, the advisor’s costs and the profitability of the agreements to the advisor, ancillary benefits to the advisor or their affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Board of Trustees currently has two standing committees: the Audit Committee and the Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine,	49	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016
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			from 2005 to 2011.
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
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Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	40	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A
Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A
Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

* The term of office of each Trustee is indefinite.

** The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

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***The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

Leadership Structure. The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in the Advisor and AlphaCentric Advisors LLC, investment advisers to certain series of the Trust. The Board of Trustees is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Dr. Bert Pariser, each an Independent Trustee. Effective July 2, 2015, Mr. Caldwell was appointed by the Board as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the Managing Member of MFund Services LLC, which provides management and administrative services to the Fund, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisors, sub-advisors, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisors and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Fund resides with the Fund’s advisor and other service providers to the Fund. Although the risk management policies of the advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended June 30, 2016, the Audit Committee met four times.

 Valuation Committee. The Valuation Committee is composed of (1) either the Trust's Treasurer or Assistant Treasurer and (2) either the Trust's Chief Compliance Officer or a Trustee that is independent of the adviser/sub-adviser and the fund involved in the subject valuation. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The

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Valuation Committee meets as is required. During the fiscal year ended June 30, 2016, the Valuation Committee held 26 meetings.

Background and Qualifications of the Trustees. Mr. Szilagyi is the managing member of the Advisor, an original sponsor of the Trust. Mr. Szilagyi is the Managing Member of AlphaCentric Advisors, LLC, an investment advisor to certain series of the Trust. Mr. Szilagyi is also the President of Rational Advisors, Inc., an investment advisor to other series in the Fund Complex. He is also President of MFund Services LLC, which provides management and administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds. Mr. Caldwell also serves on the Boards of other trusts in the Fund Complex.

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Dr. Pariser is the managing partner of a technology consulting firm and has served on the Boards of many other companies. His experience with other Boards provides the Trustees with insight as to the manner in which matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

Share Ownership in the Funds

Fund Shares Owned by Trustees as of December 31, 2015

Name of Trustee	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi
Dollar Range of Equity Securities in Small-Cap Insider Buying Fund	Over $100,000	$50,001-$100,000	$50,001-$100,000	Over $100,000
Dollar Range of Equity Securities in Insider Buying Fund	None	None	$10,001-$50,000	Over $100,000
Dollar Range of Equity Securities in MLP & Infrastructure Fund	None	None	$1-$10,000	$50,001-$100,000
Dollar Range of Equity Securities in the EquityCompass Buyback Strategy Fund	None	None	None	$50,001-$100,000
Dollar Range of Equity Securities in GOI Fund	$10,001-$50,000	None	$10,001-$50,000	Over $100,000
Dollar Range of Equity Securities in Global Equity Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Tactical Allocation Fund	$10,001-$50,000	None	None	Over $100,000
Dollar Range of Equity Securities in Dynamic Alpha Fund	$10,001-$50,000	None	None	Over $100,000
Dollar Range of Equity Securities in IPOx Allocation Fund	None	None	None	Over $100,000
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000

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Compensation of the Board of Trustees

Effective July 2, 2015, the Independent Trustees are paid a quarterly retainer of $500. Prior to July 2, 2015, Independent Trustees were paid a quarterly retainer of $350. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Portfolio shares.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal year ended June 30, 2016. The Trust has no retirement or pension plans.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi**
Aggregate Compensation from the Small-Cap Insider Buying Fund	$3,012	$2,012	$2,012	$0
Aggregate Compensation from the Insider Buying Fund	$3,012	$2,012	$2,012	$0
Aggregate Compensation from the MLP & Infrastructure Fund	$3,012	$2,012	$2,012	$0
Aggregate Compensation from the GOI Fund	$3,012	$2,012	$2,012	$0
Aggregate Compensation from the Global Equity Fund	$3,012	$2,012	$2,012	$0
Aggregate Compensation from the Tactical Allocation Fund	$3,012	$2,012	$2,012	$0
Aggregate Compensation from the Dynamic Alpha Fund	$3,012	$2,012	$2,012	$0
Aggregate Compensation from the EquityCompass Buyback Strategy Fund	$3,012	$2,012	$2,012	$0
Aggregate Compensation from the IPOx Fund	$2,261	$1,512	$1,512	$0
Total Compensation from Fund Complex*	$158,100	$83,850	$83,350	$0

* The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

** Mr. Szilagyi is compensated by Catalyst for advisory services and MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the advisory agreement with the

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advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of each fund.

Catalyst Small-Cap Insider Buying Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Small-Cap Insider Buying Fund Class A shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	87,950.3330	7.19%

As of October 3, 2016, securities of the Catalyst Small-Cap Insider Buying Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst Small-Cap Insider Buying Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Small-Cap Insider Buying Fund Class C shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd, 5th FL Weehawken, NJ 07086	38,468.1270	8.32%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	25,339.5050	5.48%

As of October 3, 2016, securities of the Catalyst Small-Cap Insider Buying Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst Small-Cap Insider Buying Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Small-Cap Insider Buying Fund Class I shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd, 5th FL Weehawken, NJ 07086	107,491.7570	37.52%*
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LPL Financial 4707 Executive Drive San Diego, CA 92121	20,801.6020	7.26%

Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	33,460.4600	11.68%

Oppenheimer & Co. Inc. FBO Quinton PAS Managed Account 1003 221st Avenue SE Sammamish, WA 98075	38,305.8830	13.37%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2016, securities of the Catalyst Small-Cap Insider Buying Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst Insider Buying Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Insider Buying Class A shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	430,372.1340	9.19%

As of October 3, 2016, securities of the Catalyst Insider Buying Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst Insider Buying Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Insider Buying Class C shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd, 5th FL Weehawken, NJ 07086	153,646.1960	7.57%

As of October 3, 2016, securities of the Catalyst Insider Buying Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

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Catalyst Insider Buying Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Insider Buying Class I shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd, 5th FL Weehawken, NJ 07086	486,862.0230	39.39%*

LPL Financial 4707 Executive Drive San Diego, CA 92121	197,716.8470	15.99%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2016, securities of the Catalyst Insider Buying Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst MLP & Infrastructure Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst MLP & Infrastructure Class A shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	2,128,773.7430	47.93%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2016, securities of the Catalyst MLP & Infrastructure Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

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Catalyst MLP & Infrastructure Fund Class C Shares

No Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst MLP & Infrastructure Fund Class C Shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

As of October 3, 2016, securities of the Catalyst MLP & Infrastructure Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund

Catalyst MLP & Infrastructure Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst MLP & Infrastructure Fund Class I shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	1,976,963.7920	44.01%*

Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	1,102,536.1840	24.54%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2016, securities of the Catalyst MLP & Infrastructure Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

GOI Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the GOI Fund Class A shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
MG Trust Co. FBO Groesbeck Investments Management 717 17th Street, Suite 1300 Denver, CO 80202	53,563.6750	11.35%

Robert Groesbeck 150 Jordan Road Emerson, NJ 07630	139,213.1210	29.50%*

Robert Groesbeck 150 Jordan Road Emerson, NJ 07630	24,548.5700	5.20%
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*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 3, 2016, securities of the GOI Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

GOI Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the GOI Fund Class C shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd, 5th FL Weehawken, NJ 07086	2,418.6940	7.52%

LPL Financial 4707 Executive Drive San Diego, CA 92121	2,226.5010	6.93%

D180024079 O’Connell Joint Revocable Tr U/A/DTD 6/29/2009 4431 Chula Vista	3,084.7820	9.60%

John E Sleighter 501 North Broadway St. Louis, MO 63102	5,006.4020	15.57%

First Clearing, LLC 2801 Market Street St. Louis, MO 63103	2,202.5490	6.85%

American Enterprise INV SVCS 707 2nd Avenue South Minneapolis, MN 55402	2,579.6670	8.02%

American Enterprise INV SVCS 707 2nd Avenue South Minneapolis, MN 55402	2,024.2910	6.30%

American Enterprise INV SVCS 707 2nd Avenue South Minneapolis, MN 55402	2,024.2910	6.30%

Robert Calvo 2801 Market Street St. Louis, MO 63103	6,486.4280	20.18%

As of October 3, 2016, securities of the GOI Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

GOI Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the GOI Fund Class I shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
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Mid Atlantic Trust Company FBO 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	21,165.6340	19.95%

Mid Atlantic Trust Company FBO 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	18,547.2650	17.48%

Mid Atlantic Trust Company FBO 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	16,204.5670	15.27%

Mid Atlantic Trust Company FBO 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	36,983.8670	34.86%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2016, securities of the GOI Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst/MAP Global Equity Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/MAP Global Equity Fund Class A shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS Susan Rosenblatt 201 S Biscayne Blvd, Suite 818 Miami, FL 33131	274,379.1050	15.05%

Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	407,651.3870	22.36%

As of October 3, 2016, securities of the Catalyst/MAP Global Equity Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst/MAP Global Equity Fund Class C Shares

No Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/MAP Global Equity Fund Class C shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

As of October 3, 2016, securities of the Catalyst/MAP Global Equity Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

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Catalyst/MAP Global Equity Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/MAP Global Equity Fund Class I shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Christina P Kus 2801 Market Street St. Louis, MO 63103	15,885.6240	9.35%

Mary Shuster 2801 Market Street St. Louis, MO 63103	12,214.9840	7.19%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	19,108.2800	11.25%

Jerry & Isobel Szilagyi 5 Abbington Drive Lloyd Harbor, NY 11743	10,000.000	5.88%

As of October 3, 2016, securities of the Catalyst/MAP Global Equity Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst /Lyons Tactical Allocation Fund Class A Shares

No Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst /Lyons Tactical Allocation Fund Class A shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

As of October 3, 2016, securities of the Catalyst /Lyons Tactical Allocation Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst /Lyons Tactical Allocation Fund Class C Shares

No Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst /Lyons Tactical Allocation Fund Class C shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

As of October 3, 2016, securities of the Catalyst /Lyons Tactical Allocation Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

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Catalyst/Lyons Tactical Allocation Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/Lyons Tactical Allocation Fund Class I shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd, 5th FL Weehawken, NJ 07086	473,563.1510	41.90%*

LPL Financial 4707 Executive Drive San Diego, CA 92121	307,444.5770	27.20%*

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2016, securities of the Catalyst/Lyons Tactical Allocation Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst Dynamic Alpha Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Dynamic Alpha Fund Class A shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	674,617.4150	11.41%

Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	2,740,829.6340	46.36%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 3, 2016, securities of the Catalyst Dynamic Alpha Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

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Catalyst Dynamic Alpha Fund Class C Shares

No Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Dynamic Alpha Fund Class C shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

As of October 3, 2016, securities of the Catalyst Dynamic Alpha Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst Dynamic Alpha Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Dynamic Alpha Fund Class I shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	536,103.4830	30.02%*

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2016, securities of the Catalyst Dynamic Alpha Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst/EquityCompass Buyback Strategy Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/EquityCompass Buyback Strategy Fund Class A shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Ronald H Hoehn 501 North Broadway St. Louis, MO 63102	24,027.8240	5.91%

As of October 3, 2016, securities of the Catalyst/EquityCompass Buyback Strategy Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

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Catalyst/EquityCompass Buyback Strategy Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/EquityCompass Buyback Strategy Fund Class C shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Frederic Ridgway Sr 501 North Broadway St. Louis, MO 63102	29,915.5070	6.67%

As of October 3, 2016, securities of the Catalyst/EquityCompass Buyback Strategy Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst/EquityCompass Buyback Strategy Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/EquityCompass Buyback Strategy Fund Class I shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jeffrey Lohse 501 North Broadway St. Louis, MO 63102	27,567.9760	14.55%

Richard Rodman Jersey City, NJ 07303	13,956.3030	7.37%

Jerry & Isobel Szilagyi 5 Abbington Drive Lloyd Harbor, NY 11743	10,197.4710	5.38%

As of October 3, 2016, securities of the Catalyst/EquityCompass Buyback Strategy Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst/IPOx Allocation Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/IPOx Allocation Fund Class A shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS FBO Steven Danekas 90 Muirfield Circle Wheaton, IL 60189	1,269.0360	10.51%

David Miller 1521 Alton Road, Box 527 Miami Beach, FL 33139	10,000.0000	82.82%*

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*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 3, 2016, securities of the Catalyst/IPOx Allocation Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst/IPOx Allocation Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/IPOx Allocation Fund Class C shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry & Isobel Szilagyi 5 Abbington Drive Lloyd Harbor, NY 11743	100.0000	31.42%*

Janet Thomas 3701 Stone Row Lane Rohrersville, MD 21779	218.2290	68.58%*

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 1, 2016, securities of the Catalyst/IPOx Allocation Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented 31.42% of the outstanding Class C shares of the Fund.

Catalyst/IPOx Allocation Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/IPOx Allocation Fund Class I shares on October 3, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS Fidelity Retirement Savings Pl FBO Chris Maddock 114 Beech Road Loveland, OH 45140	1,358.0440	6.50%

Jerry & Isobel Szilagyi 5 Abbington Drive Lloyd Harbor, NY 11743	18,005.4480	86.20%*

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2016, securities of the Catalyst/IPOx Allocation Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 86.20% of the outstanding Class I shares of the Fund.

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ADVISOR AND SUB-ADVISORS

Catalyst Capital Advisors LLC (the “Advisor”) has been retained by the Funds under a Management Agreements to act as each Fund’s advisor, subject to the authority of the Board of Trustees. Catalyst Capital Advisors was organized under the laws of New York on January 24, 2006. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers each Fund’s investment program. The address of the Advisor is 36 N. New York Avenue, Huntington, NY 11743. Jerry Szilagyi is the controlling member of the Advisor.

The Management Agreement provides that the Advisor will provide the applicable Fund with investment advice and supervision and will continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the applicable Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Management Agreement, each Fund pays the Advisor a monthly management fee based on its average daily net assets at the annual rates set forth below:

Contractual Advisory Fee
Small-Cap Insider	1.25%
Insider Buying	1.00%
Growth of Income	1.00%
Global Equity	1.00%
Tactical Allocation	1.25%
Dynamic Alpha	1.00%
EquityCompass Buyback Strategies	1.00%
IPOx Allocation	1.50%
MLP & Infrastructure	1.25%

The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and other expenses paid by the Funds as detailed in each Fund’s Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

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The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Funds’ total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at the levels set forth in the table below through October 31, 2017.

Expense Limitation*
Small-Cap Insider	Class A – 1.75% Class C – 2.50% Class I – 1.50%
Insider Buying	Class A – 1.50% Class C – 2.25% Class I – 1.25%
MLP & Infrastructure	Class A – 1.65% Class C – 2.40% Class I – 1.40%
EquityCompass Buyback Strategies	Class A – 1.50% Class C – 2.25% Class I – 1.25%
Growth of Income	Class A – 1.35% Class C – 2.10% Class I – 1.10%
Global Equity	Class A – 1.55% Class C – 2.30% Class I – 1.25%
Tactical Allocation	Class A – 1.50% Class C – 2.25% Class I – 1.25%
Dynamic Alpha	Class A – 1.35% Class C – 2.10% Class I – 1.10%
IPOx Allocation	Class A – 1.99% Class C – 2.74% Class I – 1.74%

* Applicable to all classes of shares unless otherwise noted.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees.

The Management Agreement with each Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Management Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the renewal of the Management Agreement for each Fund can be found in the Fund’s Annual Report to Shareholders dated June 30, 2016. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement for the IPOx Allocation Fund is contained in the semi-annual report to shareholders for the period ending December 31, 2015.

Each Management Agreement provides that the advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting

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from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The table below provides information about the advisory fees paid to the Advisor of each Fund for each of the fiscal periods ended June 30:

Fund		2014	2015	2016
Small-Cap Insider Buying Fund	Total Advisory Fee	$803,666	$1,204,569	$512,580
	Waiver/Reimbursement	$187,134	$102,194	$81,912
	Net Advisory Fee	$616,532	$1,102,375	$430,668
Insider Buying	Total Advisory Fee	$922,152	$3,829,836	$2,302,530
	Waiver/Reimbursement	$13,983	-	-
	Net Advisory Fee	$908,169	$3,829,836	$2,302,530
MLP & Infrastructure	Total Advisory Fee	N/A*	$36,191	$279,454
	Waiver/Reimbursement	N/A*	$51,372	$86,597
	Net Advisory Fee	N/A*	$(15,181)	$192,857
EquityCompass Buyback Strategies Fund	Total Advisory Fee	$79,979	$174,050	$117,242
	Waiver/Reimbursement	$38,309	$73,567	$70,812
	Net Advisory Fee	$41,670	$100,483	$46,430
GOI Fund	Total Advisory Fee	$181,780	$209,861	$188,774
	Waiver/Reimbursement	$25,265	$23,308	$57,470
	Net Advisory Fee	$156,515	$186,553	$131,304
Global Equity Fund	Total Advisory Fee	$187,083	$335,201	$290,642
	Waiver/Reimbursement	$41,616	$29,826	$43,565
	Net Advisory Fee	$145,467	$305,375	$247,077
Tactical Allocation Fund	Total Advisory Fee	$731,945	$1,656,757	$1,638,582
	Waiver/Reimbursement	$154,771	$298,782	$309,686
	Net Advisory Fee	$577,174	$1,357,975	$1,328,896
Dynamic Alpha Fund	Total Advisory Fee	$276,031	$785,869	$1,576,040
	Waiver/Reimbursement	$56,685	$133,692	$245,721
	Net Advisory Fee	$219,346	$652,177	$1,330,319
IPOx Allocation Fund	Total Advisory Fee	N/A*	N/A*	$2,588
	Waiver/Reimbursement	N/A*	N/A*	$52,153
	Net Advisory Fee	N/A*	N/A*	$(49,565)

*Fund had not commenced operations.

Sub-Advisor – MLP & Infrastructure Fund

SL Advisors, LLC. (“SL Advisors”), an investment advisory firm founded in 2009 and registered as an investment advisor with the Securities and Exchange Commission on October 8, 2014. SL Advisors has been retained to act as the Sub-Advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. SL Advisors is controlled by Mr. Simon Lack. In addition to serving as the investment sub-advisor to the Fund, SL Advisors provides investment advice to individuals, family offices and institutions. The Investment Advisor and the Trustees have chosen to engage SL Advisors as Sub-Advisor to the Fund in part because of SL Advisors’ prior expertise and performance in advising other accounts similar in strategies to that of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Investment Advisor will pay SL Advisors 50% of the net advisory fees earned by the Investment Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-

45

Advisor by the Investment Advisor will be paid from the Investment Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. For the fiscal periods ended June 30, 2015, and June 30, 2016, SL received $0 and $86,135, respectively, in sub-advisory fees for its services to the MLP & Infrastructure Fund.

Sub-Investment Advisor – GOI Fund

Groesbeck Investment Management Corp. (“GIM”), an investment advisory firm founded in 1993, has been retained to act as the Sub-Advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. GIM is controlled by Robert Groesbeck, GIM’s President and Chief Compliance Officer. GIM also provides investment advisory services to high net worth individuals, pension and profit sharing plans and charitable organizations. The Investment Advisor and the Trustees have chosen to engage GIM as Sub-Advisor to the Fund in part because of GIM’s prior expertise and performance in advising other accounts similar in objective to that of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Investment Advisor will pay GIM 50% of the net advisory fees earned by the Investment Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Investment Advisor will be paid from the Investment Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is in the Fund’s Annual Report to Shareholders dated June 30, 2015. For the fiscal periods ended June 30, 2014, June 30, 2015 and June 30, 2016, GIM received $77,972, $93,277 and $65,652, respectively, in sub-advisory fees for its services to the GOI Fund.

Sub-Investment Advisor –Global Equity Fund

Managed Asset Portfolios, LLC (“MAP”)., an investment advisory firm founded in 2000, has been retained to act as the Sub-Advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. MAP is controlled by Michael Dzialo, MAP’s President and Managing Member. MAP also provides investment advisory services to high net worth individuals, institutions, pension and profit sharing plans and charitable organizations. The Investment Advisor and the Trustees have chosen to engage MAP’s services as Sub-Advisor to the Funds in part because of MAP’s prior expertise and performance in advising other accounts similar in objective to that of the Funds.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay MAP 50% of the net advisory fees earned by the Advisor from each Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Funds. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is in the Fund’s Annual Report to Shareholders dated June 30, 2016. For the fiscal periods ended June 30, 2014, 2015 and 2016, MAP received the following amounts in sub-advisory fees for its services to the Global Equity Fund:

	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2015	Fiscal Period Ended June 30, 2014
Global Equity Fund	$123,538	$152,688	$72,733

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Sub-Investment Advisor –Tactical Allocation Fund

Lyons Wealth Management LLC (“Lyons”), an investment advisory firm founded in 2009, has been retained to act as the Sub-Advisor to the Tactical Allocation Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Lyons is controlled by Alexander Read. Lyons also provides investment advisory services to high net worth individuals and associated trusts, estates, pension and profit sharing plans. The Advisor and the Trustees have chosen to engage Lyons’ services as Sub-Advisor to the Tactical Allocation Fund in part because of Lyons’ prior expertise and performance in advising other accounts similar in objective to that of the Fund.

As compensation for the sub-advisory services it provides to the Tactical Allocation Fund, the Advisor will pay Lyons 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is in the Fund’s Annual Report to Shareholders dated June 30, 2016. For the fiscal periods ended June 30, 2014, June 30, 2015, and June 30, 2016, Lyons received $190,540, $687,987 and $664,448, respectively, in sub-advisory fees for its services to the Tactical Allocation Fund.

Sub-Investment Advisor – Dynamic Alpha Fund

Cookson, Peirce & Co., Inc., an investment advisory firm founded in 1984 (“CP” or the “Sub-Advisor”), has been retained to act as the Sub-Advisor to the Dynamic Alpha Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Over the last 20 years, the Sub-Advisor has managed the assets of some of the country’s most prominent families and institutions. As of June 30, 2016, the Sub-Advisor had approximately $918 million in assets under management. The Investment Advisor and the Trustees have chosen to engage CP’s services as Sub-Advisor to the Dynamic Alpha Fund in part because of CP’s prior expertise and performance in advising other accounts similar in objective to that of the Fund.

As compensation for the sub-advisory services it provides to the Dynamic Alpha Fund, the Advisor will pay the Sub-Advisor a minimum of 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Dynamic Alpha Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Dynamic Alpha Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval renewal of the Sub-Advisory Agreement is in the Fund’s Annual Report to Shareholders dated June 30, 2016. For the fiscal period ended June 30, 2014, June 30, 2015, and June 30, 2016, CP received $210,968, $455,106 and $809,956, respectively, in sub-advisory fees for its services to the Dynamic Alpha Fund.

Portfolio Consultant – EquityCompass Buyback Strategies Fund

Choice Financial Partners, Inc. d/b/a EquityCompass Strategies ("EquityCompass" or the “Portfolio Consultant”) is a registered investment advisor located at 501 North Broadway, St. Louis, Missouri 63102. Choice Financial Partners, Inc.~~,~~ is a Missouri corporation and a wholly-owned subsidiary of Stifel Financial Corp. (NYSE: SF). The Portfolio Consultant was formed in 2007 and registered with the SEC as an investment advisor in May 2008. In addition to serving as portfolio consultant to the Fund, EquityCompass offers a broad range of portfolio strategies based on its research driven, rules-based investment process which merges traditional investment theory with quantitative techniques. EquityCompass portfolio strategies are provided to its clients as model portfolios or through investment vehicles such as structured notes or similar equity-linked instruments.

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As compensation for the portfolio consultancy services it provides to the Fund, the Advisor will pay the Portfolio Consultant 40% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net” advisory fees are defined as the Advisor’s management fees from the Fund, less applicable fee waivers due to the expense limitation agreement and any documented revenue sharing, administration, account-based and asset-based fees or sub-transfer agency fees not paid by the Fund. The fee paid to the Portfolio Consultant by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Portfolio Consultancy Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Portfolio Consultancy Agreement is in the Fund’s Annual Report to Shareholders dated June 30, 2015. For the fiscal periods ended June 30, 2014, June 30, 2015, and June 30, 2016, EquityCompass received $16,688, $40,193 and $18,571, respectively, in sub-advisory fees for its services to the EquityCompass Buyback Strategies Fund.

Portfolio Managers –Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund and Catalyst IPOx Allocation Fund

David Miller is the senior portfolio manager responsible for the day-to-day management of the Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund, and Catalyst IPOx Allocation Fund. Mr. Schoonover is co-portfolio manager for the Tactical Allocation Fund. Mr. Miller’s compensation from the Fund’s advisor is based on a percentage of the overall profits of the advisor. He is also entitled to a portion of the proceeds if the advisor sells all or a portion of the advisor's business. He also participates in a pension plan. Mr. Schoonover’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on performance and the profitability of the Funds that he serves as a portfolio manager.

Portfolio Managers – GOI Fund

Subject to the oversight and approval of the Advisor, Mr. Robert Groesbeck and Mr. Robert Dainesi, as portfolio managers, have primary responsibility for the day-to-day management of the portfolio of the GOI Fund. Messrs. Groesbeck and Dainesi’s compensation is based on a salary plus a bonus based on the overall profits of GIM. Messrs. Groesbeck and Dainesi are also owners of GIM and therefore benefit for any increase in value of the firm.

Portfolio Managers –Global Equity Fund

Subject to the oversight and approval of the Advisor, Mr. Michael Dzialo, Mr. Peter Swan and Karen Culver, as portfolio managers, have primary responsibility for the day-to-day management of the portfolio of the Funds. Mr. Dzialo’s compensation is based on a salary plus the overall profits of MAP. He is also the majority owner of MAP and therefore benefits from any increase in value of the firm. Mr. Swan’s compensation is based on a salary plus a percentage of the profits from MAP’s mutual fund business. He also holds an ownership stake in the firm and therefore benefits proportionately from any increase in the value of the firm. Ms. Culver’s compensation is based on a salary plus a percentage of the profits from MPA’s mutual fund business. She also holds an ownership stake in the firm and therefore benefits proportionately from any increase in the value of the firm.

Portfolio Manager –Tactical Allocation Fund

Subject to the oversight and approval of the Advisor, Alexander Read, Matthew Ferratusco, Brandon Burns and Michael Schoonover are jointly and primarily responsible for the day-to-day management of the portfolio of the Tactical Allocation Fund. Messrs. Read, Ferratusco and Burns’ compensation from Lyon’s is based on a salary plus a discretionary bonus based on the overall profits of the firm. Mr. Schoonover’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on performance and the profitability of the Fund that he serves as a portfolio manager.

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Portfolio Managers – Dynamic Alpha Fund

Bruce W. Miller and Cory S. Krebs are the portfolio managers responsible for the day-to-day management of the Dynamic Alpha Fund. Messrs. Miller and Krebs’ compensation from the Funds’ sub-advisor is based on a fixed salary plus bonus based on the overall profits of the Sub-Advisor. They are also entitled to a portion of the proceeds if the sub-advisor sells all or a portion of the advisor's business. They also participate in a 401(k) retirement plan.

Portfolio Manager and Portfolio Management Consultant - EquityCompass Buyback Strategies Fund

Michael Schoonover serves as the Fund's portfolio manager and, in that capacity, is primarily responsible for the day-to-day management of the Fund including execution of portfolio transactions. The Advisor compensates the portfolio manager with a fixed base salary and a discretionary bonus based on performance and the profitability of the Fund.

Timothy M. McCann serves as the Fund’s portfolio management consultant and, in such capacity, provides the Advisor with investment recommendations in the form of model portfolios based on the Portfolio Consultant’s share buyback strategy. The Portfolio Consultant compensates the portfolio management consultant with a fixed base salary and a discretionary bonus that is based on the portfolio management consultant’s individual performance, his contribution to overall EquityCompass performance as well as EquityCompass’s net revenues for the year. In assessing the portfolio management consultant’s performance, the Portfolio Consultant considers the investment performance of the portfolio strategies for which such portfolio manager is responsible, measured on a pre-tax basis, over the 1-, 3- and 5-year time horizons (as applicable).

Portfolio Manager - MLP & Infrastructure Fund

Subject to the oversight and approval of the Advisor, Mr. Lack, as portfolio manager, is primary responsible for the day-to-day management of the portfolio of the Fund. Mr. Lacks compensations is based on a percentage of the overall profits/salary plus bonus based on a percentage of overall profits of SL Advisors.

As of June 30, 2016, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by David Miller, Michael Schoonover, Timothy McCann, Robert Groesbeck, Robert Dainesi, Michael Dzialo, Peter Swan, Karen Culver, Alexander Read, Brandon Burns, Matthew Ferratusco, Bruce W. Miller, and Cory S. Krebs are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
David Miller	15	$461 million	0	$0	0	$0
Michael Schoonover	11	$320 million	0	$0	0	$0
Simon Lack	1	$51 million	0	$0	120	$67 million
Timothy M. McCann	1	$10.6 million	0	$0	0	$0
Robert Groesbeck	2	$19.2 million	0	$0	110	$173.0
Robert Dainesi	2	$19.2 million	0	$0	110	$173.0
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Michael Dzialo	2	$52 million	2	$33 million	1,170	$400 million
Peter Swan	2	$52 million	1	$23.6 million	1,170	$400 million
Karen Culver	2	$52 million	2	$33 million	1,170	$400 million
Alexander Read	2	$107 million	2	$4 million	330	$220 million
Brandon Burns	2	$107 million	1	$3.5 million	28	$18 million
Matthew Ferratusco	2	$107 million	1	$3.5 million	28	$18 million
Cory S. Krebs	1	$147 million	0	$0	711	$771 million
Bruce W. Miller	1	$147 million	0	$0	711	$771 million

The advisory fee for the registered investment companies, other pooled investment vehicles or other accounts managed by each of the portfolio managers listed above, are not based on the performance of the respective account.

The following table shows the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of June 30, 2016.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
David Miller	Small-Cap Insider Buying Fund	None
	Insider Buying Fund	None
	IPOx Allocation Fund	$100,001-$500,000
Michael Schoonover	EquityCompass Buyback Strategy Fund	$10,001-$50,000
	Tactical Allocation Fund	None
Simon Lack	MLP & Infrastructure Fund	Over $1,000,000
Timothy M. McCann	EquityCompass Buyback Fund	None
Robert Groesbeck	GOI Fund	Over $1,000,000
Robert Dainesi	GOI Fund	$100,001-$500,000
Michael Dzialo	Global Capital Appreciation Fund	$1 - $10,000
50

Peter Swan	Global Capital Appreciation Fund	$50,001 - $100,000
Karen Culver	Global Capital Appreciation Fund	$1 - $10,000
Alexander Read	Tactical Allocation Fund	$1-$10,000
Matthew Ferratusco	Tactical Allocation Fund	$1-$10,000
Brandon Burns	Tactical Allocation Fund	None
Bruce W. Miller	Dynamic Alpha Fund	$100,001-$500,000
Cory S. Krebs	Dynamic Alpha Fund	$50,001-$100,000

Potential Conflicts of Interest – Advisor and Sub-Advisors

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Funds, the advisor or sub-advisors determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

The appearance of a conflict of interest may arise where an advisor or sub-advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Funds may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Funds’ assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Funds’ assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

Each advisor, sub-advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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CODE OF ETHICS

Catalyst, GIM, MAP, Lyons, CP, SL, Northern Lights Distributors, LLC and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on April 30, 2012 and will remain in effect for an initial term of three years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v)

52

calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For these services, each of the Funds pay GFS an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses. The Funds paid the following amounts to GFS for the fiscal years ended June 30, 2014, June 30, 2015 and June 30, 2016:

Fund	Fiscal Year Ended June 30, 2014	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2016
Small-Cap Insider Buying Fund	$52,398	$48,498	$18,598
Insider Buying	$68,279	$188,637	$86,676
MLP & Infrastructure	N/A*	$9,943	$10,796
Equity/Compass Buyback Strategies Fund	$6,362	$10,201	$7,742
GOI Fund	$16,208	$12,186	$9,525
Global Equity Fund	$19,646	$20,435	$14,363
Tactical Allocation Fund	$45,472	$65,890	$50,191
Dynamic Alpha Fund	$23,438	$39,304	$59,219
IPOx Allocation Fund	N/A*	N/A*	$3,448

        *The Fund was not in operation during the periods indicated in the table above.

MFund Services LLC (“MFund”) provides the Funds with various management and administrative services. For these services, the Funds pay MFund $5,000 annually and an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by Catalyst Capital Advisors LLC):

0.10% of net assets up to $50 million;

0.07% of net assets from $50 million to $100 million;

0.05% of net assets from $100 million to $250 million;

0.04% of net assets from $250 million to $500 million;

0.03% of net assets from $500 million to $1 billion;

0.02% of net assets from $1 billion

In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of Catalyst Capital Advisors LLC, and a Trustee of the Trust. For the fiscal years ended June 30 the Funds paid MFund the following fees for its management services:

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Fund	2016	2015	2014*
Small-Cap Insider Buying	$15,719	$37,541	None
Insider Buying	$66,390	$132,319	None
MLP & Infrastructure	$10,954	$3,358	None
EquityCompass Buyback Strategy	$8,224	$10,931	None
GOI Fund	$10,175	$12,006	None
Global Equity Fund	$12,929	$16,193	None
Tactical Allocation Fund	$40,209	$48,923	None
Dynamic Alpha	$47,369	$30,075	None
IPOx Allocation	$3,787	N/A	None

* Prior to July 1, 2014, MFund Services waived its fee due from the Funds.

The IPOx Allocation Fund had not yet commenced operations as of June 30, 2015.

COMPLIANCE SERVICES

Pursuant to an Employment Services Agreement, MFund Services provides employment related services to the Trust’s Chief Compliance Officer, including payroll services, office space, supplies, and health insurance and other benefits. During the fiscal years ended June 30, 2015, and June 30, 2016, the Funds paid MFund Services the following amounts for compliance services:

Fund	March 4, 2015 to June 30, 2015	June 30, 2016
Small-Cap Insider Buying Fund	$1,853	$6,452
Insider Buying	$3,817	$11,362
MLP & Infrastructure Fund	$2,587	$10,724
GOI Fund	$2,078	$8,264
Global Equity Fund	$2,144	$9,045
Tactical Allocation Fund	$2,952	$11,494
Dynamic Alpha Fund	$3,384	$15,275
Equity/Compass Buyback Strategies Fund	$2,632	$10,484
IPOx Allocation Fund*	N/A	$4,006

*The IPOx Allocation Fund had not yet commenced operations as of June 30, 2015.

Prior to March 4, 2014, CCO Compliance Services, LLC (“CCO3”) provided Chief Compliance Officer and related services to the Trust. During the fiscal year ended June 30, 2015, the Funds paid the following amounts to CCO3:

Fund	July 1, 2014 to March 3, 2015
Small-Cap Insider Buying Fund	$4,502
Insider Buying	$4,538
MLP & Infrastructure	$2,394
GOI Fund	$5,079
Global Equity Fund	$4,914
Tactical Allocation Fund	$4,931
Dynamic Alpha Fund	$5,343
Equity/Compass Buyback Strategies Fund	$5,341
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IPOx Allocation Fund*	N/A

* IPOx Allocation Fund had not yet commenced operations as of June 30, 2015.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Funds. The custodian has custody of all securities and cash of a Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. BBD, LLP will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Funds have adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under each Funds’ Plan related to the Class A Shares, the Funds incur an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Funds are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the

55

Board of Trustees and upon notice to shareholders, the Funds may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under each Funds’ Plan related to the Class C Shares, the Funds incur an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fees”).

Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust's Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Funds’ Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Funds may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor or Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. The Advisor or Sub-Advisor make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the year ended June 30, 2016.

Fund	Class A Shares	Class C Shares
Small-Cap Insider Buying Fund	$72,660	$77,823
Insider Buying Fund	$396,372	$478,118
MLP & Infrastructure Fund	$6,910	$21,644
EquityCompass Buyback Strategies Fund	$11,436	$53,166
GOI Fund	$26,508	$4,397
Global Equity Fund	$48,493	$64,757
Tactical Allocation Fund	$176,094	$363,513
Dynamic Alpha Fund	$145,091	$213,485

IPOx Allocation Fund $27 $11

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The table below states the principal types of activities for which each Fund made payments under the distribution plan for the year ended June 30, 2016.

Fund	Advertising & Sales Literature	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker Dealers	Reimbursement to the Advisor for other distribution related expenses	Interest, Carrying or other Financial Charges	Other- Accrued and Unpaid Expenses
Small-Cap Insider Buying Class A	-	-	-	$72,660	-	-	$(11,313)
Class C	-	-	-	$77,823	-	-	$8,478
Insider Buying Class A	-	-	-	$396,372	-	-	$(31,757)
Class C	-	-	-	$478,118	-	-	$7,773
MLP & Infrastructure Class A				$6,910	-	-	$17,612
Class C				$21,644	-	-	$3,586
GOI Class A	-	-	-	$26,508	-	-	$6,652
Class C	-	-	-	$4,397	-	-	$297
Global Equity Class A	-	-	-	$48,493	-	-	$7,133
Class C	-	-	-	$64,757	-	-	$(778)
Tactical Allocation Class A	-	-	-	$176,094	-	-	$6,535
Class C	-	-	-	$363,513	-	-	$12,844
Dynamic Alpha Class A	-	-	-	$145,091	-	-	$117,630
Class C	-	-	-	$213,485	-	-	$12,547
EquityCompass Buyback Strategies Class A	-	-	-	$11,436	-	-	$(286)
Class C	-	-	-	$53,166	-	-	$(803)
IPOx Allocation Class A	-	-	-	$28	-	-	$183
Class C	-	-	-	$11	-	-	$9

The Distributor for the Funds received the following commissions and other compensation during the fiscal year ended June 30, 2016.

	Net Underwriting	Compensation
	Discounts and	on Redemptions	Brokerage	Other
	Commissions	and Repurchases	Commissions	Compensation
Small-Cap Insider Buying Fund	$1,028	$0	$3,516	$0
Insider Buying	$19,270	$0	$110,062	$0
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MLP & Infrastructure	$33,793	$0	183,684	$0
EquityCompass Buyback Strategies Fund	$1,565	$0	$8,634	$0
GOI Fund	$682	$0	$3,388	$0
Global Equity Fund	$8,310	$0	$46,712	$0
Tactical Allocation Fund	$20,173	$0	$110,548	$0
Dynamic Alpha Fund	$49,773	$0	$286,827	$0
IPOx Allocation Fund	$21	$0	$368,297	$0

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Funds may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial

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incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the respective Fund’s Advisor or Sub-Advisor, as follows:

Fund	Responsible Party
Small-Cap Insider Buying	Catalyst
Insider Buying	Catalyst
MLP & Infrastructure	SL
GOI	GIM
Global Equity	MAP
Tactical Allocation	Lyons
Dynamic Alpha	CP
EquityCompass Buyback Strategies Fund	Catalyst
IPOx Allocation	Catalyst

The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies are attached hereto as Appendix B through Appendix I.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures is also available by calling 1-866-447-4228 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Funds’ response to market conditions. The portfolio turnover rate of the Funds for the fiscal periods ended June 30 were as follows:

Fund	2014	2015	2016
Small-Cap Insider Buying	231%	214%	189%
Insider Buying	185%	293%	167%
MLP & Infrastructure	N/A	11%	96%
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GOI	25%	32%	45%
Global Appreciation	50%	33%	26%
Tactical Allocation	165%	194%	91%
Dynamic Alpha	108%	84%	119%
EquityCompass Buyback Strategies	384%	806%	790%
IPOx Allocation	N/A	N/A	62%

The significant decrease in the portfolio turnover rate of the Insider Buying Fund from 293% in the 2015 fiscal year to 167% in the 2016 fiscal year was due to a reduction in certain insider buying activity and a reduction in the rate of redemptions of Fund shares. The significant increase in the portfolio turnover rate of the MLP & Infrastructure Fund from 11% in the 2015 fiscal year to 96% in the 2016 fiscal year was due to growth in asset size during the 2016 fiscal year. The significant decrease in the portfolio turnover rate of the Tactical Allocation Fund from 194% in the 2015 fiscal year to 91% in the 2016 fiscal year was due to modifications in the Fund’s investment model process.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and Sub-Advisors attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor or Sub-Advisors, be reasonable in relation to the value of the brokerage services provided, under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor or Sub-Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor or Sub-Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor or Sub-Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s or Sub-Advisor’s overall responsibilities to the Funds and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor or Sub-Advisor and not solely or necessarily for the benefit of the Funds. The Advisor's or Sub-Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor or Sub-Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor or Sub-Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor’s receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed

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those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor or Sub-Advisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor or Sub-Advisor in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor or Sub-Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor or Sub-Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor or Sub-Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, each Fund may place a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor. As the level of option writing or stock trading increases, the level of commissions paid by each Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities.

The Management Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Funds. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, Sub-Advisor, the Distributor or their affiliates.

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The Funds paid the following amounts in commissions on the purchase and sale of securities for fiscal periods ended June 30. No commissions were paid to the Distributor.

Fund	2016	2015	2014
Small-Cap Insider Buying	$242,911	$880,908	$716,751
Insider Buying	$278,281	$1,169,303	$181,150
MLP & Infrastructure	$31,132	$3,430	$146,945
GOI	$1,909	$1,318	$1,159
Global Equity	$17,508	$20,338	$25,358
Tactical Allocation	$36,140	$77,542	$60,888
Dynamic Alpha	$63,155	$36,047	$10,357
EquityCompass Buyback Strategies	$65,820	$71,110	$50,032
IPOx Allocation	$256	N/A	N/A

The IPOx Allocation had not commenced operations as of June 30, 2015.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell.

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The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor's current purchase of Class A shares in the Fund; and

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

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For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

NET ASSET VALUE

For each Fund, net asset value ("NAV") per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and

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therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

Each Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Funds will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize

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deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Reporting and Withholding Requirements.   Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor. Under 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning after December 31, 2004 and ending before January 1, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent’s death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

FINANCIAL STATEMENTS

The financial statements of each Fund and the independent registered public accounting firm’s report appearing in the Annual Report for the fiscal year ended June 30, 2016 are incorporated herein by reference. You can obtain the Annual and Semi-Annual Reports without change by calling the Funds at 1-866-447-4228.

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Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B,

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CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Appendix B

CATALYST CAPITAL ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

In order to fulfill its responsibilities under the Act, Catalyst Capital Advisors LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

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The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

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Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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Appendix C

GROESBECK INVESTMENT MANAGEMENT CORP.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated to the investment advisor, the investment advisor has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Groesbeck Investment Management ("the Advisor") for voting proxies received for accounts managed by the Advisor are set forth below and are applicable if:

The underlying advisory agreement entered into with the client expressly provides that the Advisor shall be responsible to vote proxies received in connection with the client’s account; or

In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Advisor’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts.

Proxy Voting Guidelines

It is the policy of the firm to encourage our clients to vote their own proxies. In the event that a client directs in writing that we are to handle that responsibility, the following guidelines will apply.

The portfolio manager will vote proxies in an informed, responsible and timely manner in the best interests of the client.

The firm will keep adequate voting records, as well as any documents used in making voting decisions.

If the portfolio manager has a material conflict of interest in a proxy issue, he/she will disclose such conflict to the client and request instruction from the client, clearly indicating the timeframe for a response. In the absence of client instruction, the portfolio manager may delegate the voting to an informed, neutral third party or may convene a committee to discuss and vote on the issue.

When requested to do so in writing by the client, the firm will provide a record of proxy voting to the client for whom we perform that service.

Written procedures have been developed to comply with this policy and will be reviewed and revised, if necessary, on a regular basis.

Groesbeck Investment Management reserves the right to amend these policies and procedures at any time and may do so without prior notice to clients.

Proxy Voting Policies

In the absence of specific voting guidelines from a client, Groesbeck Investment Management will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Advisor shall consider only those factors that relate to the client's investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Groesbeck Investment Management believes that voting in accordance with the following policies is in the best interests of its clients.

A. Specific Voting Policies

1. Routine Items:

The Advisor will generally vote for the election of directors (where no corporate governance issues are implicated).

The Advisor will generally vote for the selection of independent auditors.

The Advisor will generally vote for increases in or reclassification of common stock.

The Advisor will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

The Advisor will generally vote for changes in the board of directors.

The Advisor will generally vote for outside director compensation.

The Advisor will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management.

The Advisor will generally vote for proposals that increase shareholder value.

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The Advisor will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management.

The Advisor will generally vote for proposals that maintain or increase the rights of shareholders.

2. Non-Routine and Conflict of Interest Items:

The Advisor will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

The Advisor will generally vote against shareholder resolutions that consider non-financial impacts of mergers, corporate governance issues, or non-financial matters in general.

The Advisor will generally vote against anti-greenmail provisions.

B. General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Advisor may engage an independent third party to determine how the proxies should be voted. In voting on each and every issue, the Advisor and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot. In exercising its voting discretion, the Advisor and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Advisor will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Advisor or 

any affiliate of the Advisor. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Advisor;

(ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Advisor; or

(iii) any other person for which a person described in clause (ii) acts in any such capacity;

any issuer of a security for which the Advisor (or any affiliate of the Advisor) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

any person with whom the Advisor (or any affiliate of the Advisor) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Advisor’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person.”)

After informing the client of any potential conflict of interest, the Advisor will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below. The Advisor shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written request.

Consistent with SEC Rule 206(4)-6, as amended, the Advisor shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures, and (2) the process or procedures clients must follow to obtain information regarding how the Advisor voted with respect to assets held in their accounts. This information may be provided to clients through the Advisor’s Form ADV (Part II or Schedule H) disclosure or by separate notice to the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Proxy Voting Procedures

A. The assigned portfolio manager (the “Responsible Party”) shall be designated by the Advisor to make discretionary investment decisions for the client's account and will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

C. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Advisor or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Advisor’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor.

D. If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

the proposal to be voted upon;

the actual or potential conflict of interest involved;

the Advisor’s vote recommendation (with a summary of material factors supporting the recommended vote); and

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if applicable, the relationship between the Advisor and any Interested Person.

The Conflict Notice will either request the client’s consent to the Advisor’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the record-keeping policies and procedures of the Advisor. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Advisor may:

convene a committee of its choosing to discuss and vote on the material issue. The committee shall consist of parties who have knowledge in proxy voting matters.

cast its vote as recommended if the vote recommendation would fall against the Advisor’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

abstain from voting if such action is determined by the Advisor to be in the best interest of the client under the circumstances.

E. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

F. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

A copy of the proxy statement received (unless retained by a third party for the benefit of the Advisor or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

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Appendix D

Managed Asset Portfolios, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies

Policy

Managed Asset Portfolios, LLC (the “Advisor”) acts as discretionary investment advisor to high net worth individuals and institutional accounts (“clients”). Our policy is to exercise voting authority with respect to clients’ securities only if a client has authorized us to exercise such discretion pursuant to the client’s advisory contract or otherwise in writing.

Our policy is to vote proxies in the best interests of clients. In pursuing this policy, we vote in a manner that is intended to maximize the value of client’s assets. Our investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because we generally make investments in companies in which we have confidence in management, proxies generally are voted in accordance with management’s recommendation. We may vote a proxy in a manner contrary to management’s recommendation if, in our judgment, the proposal would not enhance shareholder value.

The procedures and guidelines described below are intended to implement this proxy voting policy.

procedures

Michael Dzialo, President, is responsible for monitoring corporate actions and ensuring that (a) proxies are received and forwarded to the appropriate decision makers; and (b) proxies are voted in a timely manner upon receipt of voting instructions. The Advisor is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

Daniel Patterson, Client Relations Manager, shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (a) significant client relationships; (b) other potential material business relationships; and (c) material personal and family relationships.

Proxy voting decisions will be determined by the applicable portfolio manager for each account. Issues not covered by these guidelines or any deviations from these guidelines must be discussed with and reviewed by two (2) portfolio managers, at least one of which must be the President.

The Advisor may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

Voting Guidelines

The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

• Approval of auditors

• Election of directors

• Indemnification provisions for directors

• Liability limitations of directors

• Name changes

• General updating/corrective amendment to charter

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. We will review and vote on each issue in this category on a case-by-case

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basis. As previously stated, voting decisions will be made based on the economic interest of our clients. Non-routine matters include:

• Mergers and acquisitions

• Restructuring

• Re-incorporation

• Changes in capitalization

• Increase in number of directors

• Increase in preferred stock

• Increase in common stock

• Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category include:

• Poison pills

• Golden parachutes

• Greenmail

• Supermajority voting

• Dual class voting

• Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the Fund. Shareholder matters include:

• Annual election of directors

• Anti-poison pill

• Anti-greenmail

• Confidential voting

• Cumulative voting

ConflictS OF INTEREST

The Advisor is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Advisor or any person involved in the proxy decision-making process who currently serves on the company’s Board.
•	An immediate family member of a principal of the Advisor or any person involved in the proxy decision-making process who currently serves as a director or executive officer of the company.
•	The company is a client of the Advisor (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees of the Advisor are obligated to disclose any potential conflict to the Chief Compliance Officer.

If a material conflict is identified, proxies will be voted for that company in the following manner:

•	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue, we will vote in accordance with such predetermined guidelines.
•	If the Guidelines do not cover an issue or indicate a “case-by-case” analysis, we will either seek the consent of applicable clients or the written recommendation of an independent third party.
recordkeeping

Members of the Compliance department are responsible for maintaining the following records:

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•	proxy voting policies and procedures;
•	proxy statements (provided, however, that the Advisor may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Advisor with an undertaking to provide a copy of the proxy statement promptly upon request);
•	records of votes cast;
•	records of client requests for voting information; and
•	any records prepared by the Advisor that were material to a proxy voting decision or that memorialized a decision.
Disclosure

The Advisor will describe these Policies and Procedures in Part II of its Form ADV and indicate that these Policies and Procedures are available to clients upon request. The Advisor will also advise clients in Part II of its Form ADV how a client may obtain information on how the Advisor voted with respect to that client’s securities. The Advisor will send the initial summary of these Policies and Procedures and the other information described in this Section to existing clients by separate notice.

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Appendix E

COOKSON, PEIRCE & Co., Inc.

PROXY VOTING POLICIES AND PROCEDURES

Objective

Cookson, Peirce & Co., Inc. (Advisor) recognizes that corporate governance and shareholder proposals can directly affect shareholder values. The purpose of this policy is to ensure that the

Advisor proxies for shares held in their mutual fund are voted in the best interest of the Advisor’s clients so as to maximize portfolio values over time.

Delegation

The Chief Investment Officer (CIO) has the responsibility for proxy voting and administration.

The CIO may delegate such responsibility to professional members of the investment staff who are qualified to analyze proxy issues and exercise prudence when discretion is required to vote proxies. The CIO or designees are responsible for insuring that they understand thoroughly the issues that arise in how proxies are voted. When appropriate, the CIO or the designee may consult with consultants or advisors.

Control

The CIO or the designee will vote proxies in a timely manner in accordance with this policy unless it is in the best interest of the Advisor’s clients to vote otherwise. The staff will maintain a record of votes on all proxy issues. If a proxy item on a substantial issue is voted for which no standard exists in this policy, a proxy exceptions report will be prepared and maintained in the proxy file. The exceptions report will document the reasons behind the vote and date of each corporate meeting at which the exception votes were cast. For the purposes of this policy, an issue is considered “substantial” when an outcome of the proposal could reasonably be expected or perceived to have a probable impact on the longtime value of the Advisor’s clients’ holdings in the company. The following items shall be maintained in a readily accessible record in the form of the proxy-voting file:

1. A record of all proxies voted during the preceding five years will be maintained in an easily accessible place, to include two years of records retained in the proxy-voting file onsite in the Advisor’s offices. The file will contain a copy of how a proxy was voted.

2. Any exceptions to the proxy policy will also be contained in this file.

3. A record of any proxies received but not voted due to special circumstances, including untimely receipt, re-registration, or blocking.

Use of Independent Service(s)

Use of an outside service(s) to administer and vote proxies in accordance with the Advisor’s proxy voting policy is authorized. The contract with such an agency will incorporate the Advisor’s proxy voting policy.

Specific Voting Standards

The following proxy issues are governed by a “For or Against” standard:

Corporate Governance Issues

•	Approve classified board Against
•	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote For
•	Eliminate or Limit Shareholders’ Right to Call a Special Meeting Against
•	Eliminate of Limit Shareholders’ Right to Act By Written Consent Against
•	Adopt or Increase Super Majority Vote Requirement Against
•	Allow Board to Consider Non-financial Effect of Merger Against
•	Adopt Fair Price Provision Against

Board of Directors Related Corporate Governance Issues

•	Restore or Provide for Cumulative Voting For
•	Require Majority of Independent Directors on Board For
•	Adopt Director Indemnification Provision For
•	Adopt Director Liability Provision For
•	Vote for Director(s) Missing 75% or More of Meetings Against

Compensation Issues

•	Allow for Repricing or Exchange of Underwater Options Against

Routine Corporate Administrative Issues

•	Ratification or Appointment of Auditors For
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Stock-related Corporate Governance Issues

•	Eliminate Pre-emptive Rights For

General Voting Standards

Certain proxy issues involve complex business matters that require subjective decision-making. These proxy issues will be voted on a case-by-case basis using the standards outlined below. Other proxy issues not mentioned in this policy will be voted in the best interest of the Advisor’s clients.

Board of Directors-related Corporate Governance Issues

•	Election of Directors and Compensation of Corporate Boards & Committees

The Advisor will generally vote with management but will monitor the make up of corporate boards of directors, as well as the relative numbers of inside and independent directors serving on the audit, compensation, and nominating committees of such boards. If it is perceived that it is in the shareholders’ best interest to seek a greater number of independent directors on a board or its committees, the Advisor will vote in a manner to encourage an increase in the number of independent directors required on the board or committees.

•	Increase or Reduce Size of Board

The Advisor will generally vote for management proposals related to the size of boards given a reasonable explanation for the change.

Compensation Issues

•	All other compensation issues including stock options, stock purchase plans, bonus plans

The Advisor generally supports compensation packages which represent long-term incentives, are related to objective performance measures, and which reflect the requirements and best practices of the current marketplace. The Advisor generally supports integrated, competitive compensation packages, which are governed by objective, performance-based standards for setting executive compensation levels.

Restructurings

•	Mergers, Acquisitions, Restructurings, or Sale of Assets

Proposals to restructure, merge with, be acquired by, or sell significant assets, or acquire significant assets of other companies submitted for shareholder approval will be evaluated individually, using the assistance of the Advisor’s investment staff to determine whether the transaction is in the best interest of the Advisor’s clients.

•	Reincorporation

The Advisor’s proxies will be voted against proposals to reincorporate in a different jurisdiction if a reincorporation would likely result in a significant adverse effect on shareholder rights or values. The Advisor’s proxies may be voted for proposals to reincorporate that would likely result in more effective and less costly corporate governance without significantly affecting shareholder rights or values.

Stock-related Corporate Governance Issues

•	Increase, decrease, amend, authorize common or preferred stock

The Advisor will support proposed changes in capital structure so long as the number of shares that would be authorized to be issued is reasonable in relation to the purposes for which the authorization is requested, a legitimate business purpose exists, and the proposal is not opposed to the best interest of the Advisor’s clients. As an example, it is often reasonable for a company to increase the number of authorized shares to implement a stock split, pay a stock dividend, raise new capital, effect a merger or acquisition, or make shares available for stock option plans. The Advisor will specifically not support shareholder proposals involving a) private issues of additional equity or equity type securities that would be issued as an anti-takeover measure, b) a change of control that is reasonably expected not to be in the best interest of the Advisor’s clients, c) excessive dilution of common shares providing no clear benefit to the company, d) any new issue or increase in previously issued blank check preferred stock (preferred stock with rights to be determined by the board at the time of issuance), or e) an increase in dual class shares.

•	Approved Common/Preferred Stock Issuance

a) Authorization of preferred stock

The Advisor will support a new class of preferred stock only if the issuance has a specific business purpose and only after evaluation of the rights and preferences of holders of the new preferred stock including any limitations on payments to the common shareholders. The Advisor proxies will not be voted in favor of issuing blank check preferred stock.

b) Authorization of common stock

The Advisor will vote proxies in favor of issuing new classes of common stock when there is a clearly specified rationale that promotes the interest of existing shareholders or at least not opposed to such interests. Because the creation of new classes of common stock may affect dividend, conversion, or other rights of existing shareholders, the proposal will be evaluated considering all relevant facts and circumstances.

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c) Share repurchases

The Advisor will generally support share repurchase plans so long as they have a rationale that promotes long term interest of the shareholders.

d) Approve or reverse stock split

The Advisor will generally support stock split proposals so long as they have a rationale that promotes the long-term interest of existing shareholders.

Social/Political Issues

•	Social or political proposals

The Advisor’s proxy voting decisions may not be based on personal views concerning social or political issues. Cookson, Peirce & Co., Inc. may have or require consideration of such matters when the investment staff could reasonably believe that adoption or rejection of social or political proposals submitted to shareholders might be expected to have a significant adverse effect on the value of a portfolio security. The Advisor will generally support management recommendation on social or political shareholder proposals so long as they are not, in the reasonable opinion of the

CIO or the designee in light of all relevant circumstances, opposed to the best long-term interests of the company and do not diminish significantly the rights or prerogatives of shareholders. Because the duty of the Advisor is to obtain the highest investment return commensurate with acceptable levels of risk, social or political considerations should not take precedence over economic risk and return considerations.

Conflicts of Interest

Where a proxy proposal raises a material conflict between the Advisor’s interests and a client’s interest, including a mutual fund client, the Advisor will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client’s account. The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by the Advisor will be addressed as described above.

Adopted: April 25, 2005

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Appendix F

Lyons Wealth Management, LLC

Proxy Voting Policy and Procedures

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, LWM considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

  LWM lacks written proxy voting policies and procedures;

  Proxies are not identified and processed in a timely manner;

  Proxies are not voted in Clients’ best interests;

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  Conflicts of interest between LWM and a Client are not identified or resolved appropriately;

  Third-party proxy voting services do not vote proxies according to LWM’s instructions and in Clients’ best interests; and

  Proxy voting records, Client requests for proxy voting information, and LWM’s responses to such requests, are not properly maintained;

  LWM lacks policies and procedures regarding Clients’ participation in class actions; and

  LWM fails to maintain documentation associated with Clients’ participation in class actions.

LWM has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

Proxy Voting

LWM does not have the authority to vote Client proxies for all Clients, only the Mutual Funds that LWM sub-advises, as disclosed in LWM’s standard advisory contract and Part 2 of Form ADV. If LWM inadvertently receives any proxy materials on behalf of a Client, the Company will promptly forward such materials to the Client.

For the purpose of the funds LWM sub-advises, proxies must be voted with diligence, care, and loyalty. LWM will vote each proxy in accordance with its fiduciary duty to its Clients. LWM will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, LWM will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The Managing Director, Operations coordinates LWM’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires LWM to maintain certain books and records associated with its proxy voting policies and procedures. LWM’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Managing Director, Operations will ensure that LWM complies with all applicable recordkeeping requirements associated with proxy voting.

Absent specific Client instructions, LWM has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

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We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

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These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

  The Managing Director, Portfolio Management will retain the following information in connection with each proxy vote:

o	The Issuer’s name;
o	The security’s ticker symbol or CUSIP, as applicable;
o	The shareholder meeting date;
o	The number of shares that LWM voted;
o	A brief identification of the matter voted on;
o	Whether the matter was proposed by the Issuer or a security-holder;
o	Whether LWM cast a vote;
o	How LWM cast its vote (for the proposal, against the proposal, or abstain); and
o	Whether LWM cast its vote with or against management.

  If LWM votes the same proxy in two directions, the CCO will maintain documentation describing the reasons for each vote (e.g., LWM believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

  Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any
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  Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

  Proxies received after a Client terminates its advisory relationship with LWM will not be voted. The Managing Director, Operations will promptly return such proxies to the sender, along with a statement indicating that LWM’s advisory relationship with the Client has terminated, and that future proxies should not be sent to LWM.

Class Actions

LWM does not direct Clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The CCO will determine whether to return any documentation inadvertently received regarding Clients’ participation in class actions to the sender, or to forward such information to the appropriate Clients.

Employees must notify the CCO if they are aware of any material conflict of interest associated with Clients’ participation in class actions. The Proxy Voting Committee will evaluate any such conflicts and determine an appropriate course of action for LWM.

LWM generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Disclosures to Clients and Investors

LWM includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how LWM voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

As a matter of policy, LWM does not disclose how it expects to vote on upcoming proxies. Additionally, LWM does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

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Appendix G

SL Advisors, LLC

PROXY VOTING POLICIES AND PROCEDURES

______________________________________________________________________________

Background

An investment adviser has a duty of care and loyalty to its Clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients. SL Advisors will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

SL Advisors does not have authority to vote proxies relating to client securities held by wealth management clients. These proxy voting policies and procedures apply strictly to the investment management services SL Advisors provides to RICs.

These policies and procedures are designed to deal with the complexities which may arise in cases where SL Advisors’ interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby SL Advisors exercises proxy authority. This document is available upon client request. SL Advisors will also make available the record of SL Advisors’ votes promptly upon request.

The CCO of SL Advisors is responsible for monitoring the effectiveness of this policy. Unless contractually obligated to vote in a certain manner, SL Advisors will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where SL Advisors deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SL Advisors may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Non-Voting of Proxies

SL Advisors will generally not vote proxies in the following situations:

•	Proxies are received for equity securities where, at the time of receipt, SL Advisors’ position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an "immaterial position").
•	Proxies are received for equity securities where, at the time of receipt, SL Advisors’ Clients no longer hold that position.

Management Proposals

Absent good reason to the contrary, SL Advisors will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SL Advisors will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which SL Advisors will generally vote along with company management include: appointment of auditors, fees paid to board members, and change in the board structure. As long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, SL Advisors will generally vote along with management.

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Non-Routine Matters

Non-routine matters might include such things as:

•	Amendments to management incentive plans
•	The authorization of additional common or preferred stock
•	Initiation or termination of barriers to takeover or acquisition
•	Mergers or acquisitions
•	Changes in the state of incorporation
•	Corporate reorganizations
•	Term limits for board members
•	"Contested" director slates

In non-routine matters, SL Advisors will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Processing Proxy Votes

The Managing Partner will be responsible for determining whether each proxy is for a "routine" matter, as described above, and whether the Policy and Procedures set forth herein actually address the specific issue. For proxies that are not clearly "routine", SL Advisors, in conjunction with the Managing Partner, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the company. SL Advisors’ proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a "Proxy Service" for voting SL Advisors’ proxies after approval by the Managing Partner and CCO.

Documenting Proxy Voting

SL Advisors will maintain copies of each proxy statement received and of each executed proxy; however, SL Advisors may rely on the SEC’s EDGAR system for records of proxy statements. SL Advisors will also maintain records relating to each proxy, including the voting decision on each proxy, and any documents that were material to making the voting decision.

SL Advisors will also maintain a record of each written request from a Client for proxy voting information and SL Advisors’ written response to any request from a Client for proxy voting information. These records shall be maintained in compliance with Rule 204-2.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between SL Advisors and its clients may arise when SL Advisors’ relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the SL Advisors’ clients.

If the issue is specifically addressed in these policies and procedures, SL Advisors will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these Policies and Procedures and an apparent or actual conflict exists, SL Advisors shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from SL Advisors’ Managing Partner and CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, SL Advisors will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

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Mutual Fund Series Trust

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)  Declaration of Trust.

(i)	Registrant’s Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, is hereby incorporated by reference.
(ii)	Amendment No. 35 to the Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on July 15, 2015, is hereby incorporated by reference.
(iii)	Amendment No. 36 to the Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(iv)	Amendment No. 37 to the Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on August 23, 2016, is hereby incorporated by reference.
(v)	Amendment No. 38 to the Agreement and Declaration of Trust, will be filed by subsequent amendment.

(b)  By-laws. Registrant’s By-laws, which were filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, are hereby incorporated by reference.

(c)  Instruments Defining Rights of Security Holders.  None (other than in the Declaration of Trust and By-laws of the Registrant).

(d)  Investment Advisory Contracts.

Catalyst Capital Advisors LLC (as adviser)

(i)	Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on February 29, 2008, is hereby incorporated by reference.
(ii)	Amended Exhibit 1 to Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(iii)	Management Fee Limitation Agreement between the Trust and Catalyst Capital Advisors LLC is filed herewith.
(iv)	Expense Limitation Agreement with Catalyst Capital Advisors LLC, is filed herewith.

SMH Capital Advisors, Inc. (as sub-adviser)

(v)	Sub-Advisory Agreement between Catalyst and SMH Capital Advisors, Inc. for the Catalyst/SMH High Income Fund and the Catalyst/SMH Total Return Income Fund, which was filed with the Registration's Registration Statement on October 28, 2014, is hereby incorporated by reference.

Groesbeck Investment Management Corp.

(vi)	Amended Sub-Advisory Agreement between Catalyst and Groesbeck Investment Management Corp. for the Catalyst/Groesbeck Growth of Income Fund and Catalyst/Groesbeck Aggressive Growth Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

Managed Asset Portfolios, LLC

(vii)	Sub-Advisory Agreement between Catalyst and Managed Asset Portfolios, LLC for the Catalyst/MAP Global Total Return Income Fund and Catalyst/MAP Global Capital Appreciation Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.

Cookson, Peirce & Co., Inc.

(viii)	Sub-Advisory Agreement between Catalyst and Cookson, Peirce & Co., Inc. for the Catalyst/CP Core Equity Fund, Catalyst/CP World Equity Fund, Catalyst/CP Focus Large Cap Fund, and Catalyst/CP Focus Mid Cap Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

Lyons Wealth Management, LLC

(xi)	Sub-Advisory Agreement between Catalyst and Lyons Wealth Management LLC for the Catalyst/Lyons Tactical Allocation Fund and Catalyst/Lyons Hedged Premium Return Fund, which was filed with the Registration's Registration Statement on October 28, 2014, is hereby incorporated by reference.

Princeton Advisory Group, Inc.

(ix)	Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. for the Catalyst/Princeton Floating Rate Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.
(x)	Amended Exhibit A to the Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Choice Financial Partners, Inc., d/b/a Equity Compass Strategies

(xii)	Sub-Advisory/Portfolio Consulting Agreement between Catalyst and Choice Financial Partners, Inc., d/b/a Equity Compass Strategies for the Catalyst/EquityCompass Share Buyback Fund which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.

Castle Financial & Retirement Planning Association, Inc.

(xiii)	Sub-Advisory Agreement between Catalyst and Castle Financial & Retirement Planning Association, Inc. for the Catalyst Macro Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.

ITB Capital Advisors, LLC

(xiv)	Sub-Advisory Agreement between Catalyst and ITB Capital Advisors, LLC for the Catalyst Time Value Trading Fund, which was filed as an exhibit to the Registrant's Registration Statement on November 21, 2014, is hereby incorporated by reference.

Millburn Ridgefield Corporation

(xv)	Sub-Advisory Agreement between Catalyst and Milburn Ridgefield Corporation for the Catalyst/Millburn Hedge Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

Vista Research and Management, LLC

(xi)	Management Agreement with Vista Research and Management, LLC for the Listed Private Equity Plus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on May 4, 2007, is hereby incorporated by reference.
(xii)	Operating Expense Limitation and Security Agreement with Vista Research and Management, which was filed as an exhibit to the Registrant’s Registration Statement on October 23, 2014, is hereby incorporated by reference.

Eventide Asset Management, LLC

(xiii)	Management Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.
(xiv)	Amended Exhibit 1 to Management Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(xv)	Expense Limitation Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 26, 2015, is hereby incorporated by reference.

Day Hagan Asset Management

(xvi)	Management Agreement with Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on November 2, 2009, is hereby incorporated by reference.
(xvii)	Amendment to Management Agreement with Day Hagan Asset Management, with respect to the Day Hagan Tactical Hedged Strategy Fund will be filed by subsequent amendment.
(xviii)	Operating Expense Limitation and Security Agreement with Day Hagan Asset Management with respect to the Day Hagan Tactical Hedged Strategy Fund will be filed by subsequent amendment.
(xix)	Operating Expense Limitation Agreement with Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2016, is hereby incorporated by reference.

SMH Capital Advisors, Inc. (as adviser)

(xx)	Management Agreement with SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant's Registration Statement on October 24, 2014, is hereby incorporated by reference.
(xxi)	Expense Limitation Agreement with SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant's Registration Statement on June 29, 2010, is hereby incorporated by reference.

Camelot Portfolios, LLC

(xxii)	Management Agreement with Camelot Portfolios, LLC which was filed as an exhibit to the Registrant's Registration Statement on December 6, 2010, is hereby incorporated by reference.
(xxiii)	Amendment to Management Agreement with Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.
(xxiv)	Transfer and Assumption Agreement between Camelot Portfolios, LLC and Camelot Funds, LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 23, 2015, is hereby incorporated by reference.
(xxv)	Expense Limitation Agreement with Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant's Registration Statement on December 6, 2010, is hereby incorporated by reference.
(xxvi)	First Amendment to the Operating Expenses Limitation and Security Agreement with Camelot Funds, LLC, to be filed by subsequent amendment.

Empiric Advisors, Inc,

(xxvii)	Management Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(i)	Expense Limitation Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2016, is hereby incorporated by reference.

JAG Capital Management LLC

(ii)	Management Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(iii)	Expense Limitation Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2014, is hereby incorporated by reference.
(iv)	First Amendment to the Operating Expenses Limitation and Security Agreement with JAG Capital Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2016, is hereby incorporated by reference.

SignalPoint Capital Management, LLC

(v)	Management Agreement with SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, is hereby incorporated by reference.
(vi)	Operating Expense Limitation and Security Agreement with SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2014, is hereby incorporated by reference.

(vii)	First Amendment to the Operating Expense Limitation and Security Agreement with SignalPoint Capital Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2016, is hereby incorporated by reference. .

Klingenstein, Fields & Co., LLC.

(viii)	Management Agreement with Klingenstein, Fields & Co., LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(ix)	Expense Limitation Agreement with Klingenstein, Fields & Co., LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(x)	Amended Expense Limitation Agreement with Klingenstein, Fields & Co., LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 26, 2015, is hereby incorporated by reference.

Griffin Asset Management, Inc

(xi)	Sub-Advisory Agreement between Klingenstein, Fields & Co., LLC and Griffin Asset Management, Inc. with respect to the KF Griffin Blue Chip and Covered Call Fund, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.

Gries Financial LLC

(xii)	Sub-Advisory Agreement between Day Hagan Asset Management and Gries Financial LLC with respect to the Day Hagan Tactical Dividend Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 3, 2014, is hereby incorporated by reference.

AlphaCentric Advisors LLC

(xiii)	Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xiv)	Amended Exhibit A to the Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 23, 2016, is hereby incorporated by reference.
(xv)	Amended Expense Limitation Agreement with AlphaCentric Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on July 26, 2016, is hereby incorporated by reference.
(xvi)	Amended Exhibit A to the Expense Limitation Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 26, 2016, is hereby incorporated by reference.

.

Catalyst Capital Advisors LLC (as sub-advisor)

(xvii)	Sub-Advisory Agreement between AlphaCentric and Catalyst Capital Advisors LLC with respect to the AlphaCentric Smart Money Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.

Keystone Wealth Advisors LLC

(xviii)	Sub-Advisory Agreement between AlphaCentric and Keystone Wealth Advisors LLC with respect to the AlphaCentric Asset Rotation Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xix)	Amended Sub-Advisory Agreement between AlphaCentric and Keystone Wealth Advisors LLC with respect to the AlphaCentric Asset Rotation Fund and AlphaCentric Bond Rotation Fund which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

Intergrated Managed Futures Corp

(xx)	Sub-Advisory Agreement between AlphaCentric and Intergrated Managed Futures Corp with respect to the AlphaCentric/IMFC Managed Futures Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2015, is hereby incorporated by reference.

Stone Beach Investment Management, LLC

(xxi)	Sub-Advisory Agreement between Catalyst and Stone Beach Investment Management, LLC with respect to the Catalyst/Stone Beach Income Opportunity Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

ATR Advisors, LLC

(xxii)	Sub-Advisory Agreement between Catalyst and ATR Advisors, LLC with respect to the Catalyst Absolute Total Return Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

SL Advisors, LLC

(xxiii)	Sub-Advisory Agreement between Catalyst and SL Advisors, LLC with respect to the Catalyst MLP & Infrastructure Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Garrison Point Capital, LLC

(xxiv)	Sub-Advisory Agreement between AlphaCentric Advisors LLC and Garrison Point Capital, LLC with respect to the AlphaCentric Income Opportunities Fund which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

Boyd Watterson Asset Management, LLC

(xxv)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Multi-Asset Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.

Pacini Hatfield Investments, LLC

(xxvi)	Sub-Advisory Agreement between Day Hagan Assent Management and Pacini Hatfield Investments, LLC with respect to the Day Hagan Tactical Hedged Strategy Fund, will be filed by subsequent amendment.

(e)  Underwriting Contracts.

(i)	Underwriting Agreement with Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 22, 2015, is hereby incorporated by reference.
(ii)	Amended Schedule A to the Underwriting Agreement with Northern Lights Distributors, LLC, with respect to the Day Hagan Tactical Hedged Strategy Fund will be filed by subsequent amendment.

.

(f)  Bonus or Profit Sharing Contracts.  None.

(g)  Custodian Agreements.

(i)	Custody Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(ii)	Amended Appendix B to the Custody Agreement with the Huntington National Bank, with respect to the Day Hagan Tactical Hedged Strategy Fund will be filed by subsequent amendment.

(h)  Other Material Contracts.

(i)	Investment Company Services Agreement with Matrix 360 Administration LLC, which was filed as an exhibit to the Registrant's Registration Statement on December 22, 2010, is hereby incorporated by reference.
(ii)	Amendment No. 4 to Investment Company Services Agreement with Matrix 360 Administration LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(iii)	Form of Fund Services Agreement with Gemini Fund Services, LLC which was filed as an exhibit to the Registrant’s Registration Statement on June 28, 2012, is hereby incorporated by reference.
(iv)	Management Services Agreement with MFund Services which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(v)	Amendment to the Management Services Agreement with MFund, with respect to the Day Hagan Tactical Hedged Strategy Fund will be filed by subsequent amendment.
(vi)	Securities Lending Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on May 20, 2011, is hereby incorporated by reference.
(vii)	Compliance Services Agreement with CCO Compliance Services, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(viii)	Compliance Services Agreement with MFund Services LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(i)  Legal Opinion.

(i)	Legal Consent of Thompson Hine LLP is filed herewith.

(j)  Other Opinions

(i)	Consent of BBD, LLP is filed herewith.

(k)  Omitted Financial Statements.  None.

(l)  Initial Capital Agreements.  Agreement of initial shareholder, which was filed as an exhibit to the Registrant’s Registration Statement on July 11, 2006, is hereby incorporated by reference.

(m)  Rule 12b-1 Plan.

(i)	Revised Class A Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(ii)	Amended Exhibit A to the Revised Class A Master Distribution Plan, with respect to the Day Hagan Tactical Hedged Strategy Fund will be filed by subsequent amendment.
(iii)	Class A Master Distribution Plan and Exhibit A of Empiric 2500 Fund, which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(iv)	Revised Class C Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(v)	Amended Exhibit A to the Revised Class C Master Distribution Plan, with respect to the Day Hagan Tactical Hedged Strategy Fund will be filed by subsequent amendment.
(vi)	Class I Master Distribution Plan and Exhibit A, to be filed by subsequent amendment.
(vii)	Revised Class N Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(viii)	Amended Exhibit A to the Revised Class N Master Distribution Plan, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.

(n)  Rule 18f-3 Plan.

(i)	Amended Multiple Class Plan, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(ii)	Amended Exhibit A to the Amended Multiple Class Plan, with respect to the Day Hagan Tactical Hedged Strategy Fund will be filed by subsequent amendment.
(iii)	Amended Exhibit A to the Amended Multiple Class Plan, with respect to the Camelot Excalibur Small Cap Income Fund and Camelot Premium Return Fund will be filed by subsequent amendment.

(o)  Reserved.

(p)  Codes of Ethics.

(i)	Code of Ethics of the Trust and Vista Research and Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on May 4, 2007, is hereby incorporated by reference.
(ii)	Code of Ethics of SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.
(iii)	Code of Ethics of Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.
(iv)	Code of Ethics of Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on December 9, 2009, is hereby incorporated by reference.
(v)	Code of Ethics of Groesbeck Investment Management Corp., which was filed as an exhibit to the Registrant’s Registration Statement on December 9, 2009, is hereby incorporated by reference.

(vi)	Code of Ethics of Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant's Registration Statement on December 22, 2010, is hereby incorporated by reference.
(vii)	Code of Ethics of Managed Asset Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.
(viii)	Code of Ethics of JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(ix)	Code of Ethics of Cookson, Peirce & Co., Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(x)	Code of Ethics of Lyons Wealth Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(xi)	Code of Ethics of Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(xii)	Code of Ethics of SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(xiii)	Amended Code of Ethics of Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(xiv)	Code of Ethics of Princeton Advisory Group, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.
(xv)	Code of Ethics of Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(xvi)	Code of Ethics of Klingenstein, Fields & Co., LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference. .
(xvii)	Code of Ethics of Griffin Asset Management, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(xviii)	Code of Ethics of Choice Financial Partners, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.
(xix)	Code of Ethics of Castle Financial & Retirement Planning Associates, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.
(xx)	Code of Ethics of Gries Financial LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 3, 2014, is hereby incorporated by reference.
(xxi)	Code of Ethics of AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xxii)	Code of Ethics of Keystone Wealth Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xxiii)	Code of Ethics of Stone Beach Investment Management, LLC , which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.
(xxiv)	Code of Ethics of ATR Advisors, LLC , which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.
(xxv)	Code of Ethics of ITB Capital Advisors, LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 29, 2014, is hereby incorporated by reference.
(xxvi)	Code of Ethics of SL Advisors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.
(xxvii)	Code of Ethics of Garrison Point Capital, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.
(xxviii)	Code of Ethics of Boyd Watterson Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(xxix)	Code of Ethics of Integrated Managed Futures Corp, which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2015, is hereby incorporated by reference.

(xxx)	Code of Ethics of Millburn Ridgefield Corporation, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(xxxi)	Code of Ethics of Pacini Hatfield Investments, LLC, will be filed by subsequent amendment.

(q)  Powers of Attorney.

(i)	Power of Attorney of the Trust, and a certificate with respect thereto, which were filed as an exhibit to the Registrant’s Registration Statement on July 11, 2006, are hereby incorporated by reference.

(ii)	Powers of Attorney of Mr. Jerry Szilagyi, Trustee, Chief Executive Officer, President and Secretary of the Trust; Dr. Bert Pariser, Trustee of the Trust; Mr. Tobias Caldwell, Trustee of the Trust; Mr. Tiberiu Weisz, Trustee of the Trust; and Mr. Erik Naviloff, Chief Financial Officer and Treasurer of the Trust, which were filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, are hereby incorporated by reference.

(iii)	Powers of Attorney for each director of CAMFMSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(iv)	Powers of Attorney for each director of CHCSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(v)	Powers of Attorney for the each director of CMHSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference..

(vi)	Powers of Attorney for each director of ACIMFSMFSF Fund Limited , which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable

Item 30. Indemnification

(a) Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover the adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) In so far as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

(a)     Catalyst Capital Advisors LLC (“CCA”), 36 North New York Avenue, Huntington, NY 11743, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-66886.

(i) CCA has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is a managing member and sole voting member of CCA and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member and President, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Member and President of Cross Sound Capital LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, the manager of Cross Sound Global Macro Fund LLC, a hedge fund, until October 2013;

President of USA Mutuals, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201, a registered investment advisor. Mutuals Advisors Inc. serves the advisor to USA Mutuals, a registered investment company;

President, USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, a registered investment company

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, an investment advisor to mutual funds.

(b)     Vista Research and Management, LLC (“Vista”), 124 Ritch Avenue, Suite A-201, Greenwich, CT 06830, adviser to the Listed Private Equity Plus Fund, is registered with the Securities and Exchange Commission as an investment adviser, file number 801-67561.

(i) Vista has engaged in no other business during the past two fiscal years.

(ii) Steven R. Samson is the president and sole member of Vista and, during the last two fiscal years, was the Chief Operating Officer at Al Frank Asset Management, Inc., President of Alternative Investment Partners, LLC and Chairman of AIP Mutual Funds, Inc, and an investment industry consultant.

(c)     SMH Capital Advisors, Inc. (“SMH”) 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109, is registered with the SEC as an investment adviser, file number 801-54089.

(i) During the past two fiscal years, SMH has served as the investment advisor to private client accounts, institutional accounts and sub-advisor to two SEC-registered mutual funds, the Integrity High Income Fund and Integrity Total Return Income Fund.

(ii) During the past two fiscal years, Jeffrey Cummer has been President of SMH. During the past two fiscal years, Dwayne Moyers has been Chief Investment Officer of SMH.

(d)     Eventide Asset Management, LLC (“Eventide”), 60 State Street, Suite 700, Boston, Massachusetts 02109, is registered with the SEC as an investment adviser file number 801-69154.

(i) Eventide has engaged in no other business since its inception.

(e)     Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management (“Day Hagan”), 330 South Orange Avenue, Sarasota, FL, 34236, is registered with the SEC as an investment adviser file number 801-66337.

(i) Day Hagan has engaged in no other substantial business activities during the past two fiscal years.

(ii) During the past two fiscal years, Donald Hagan, has been a managing member and the chief compliance officer of Day Hagan and has engaged in no other substantial business. During the past two fiscal years, Arthur Day has been a managing member and partner of Day Hagan and has engaged in no other substantial business.

(f)      Groesbeck Investment Management Corp. (“Groesbeck”), 12 Route 17 North, Suite 130, Paramus, NJ 07652, is registered with the SEC as an investment adviser file number 801-44798.

(i) Groesbeck has engaged in no other business since its inception.

(ii)None of the directors or officers of Groesbeck have engaged in any other business since Groesbeck’s inception.

(g)     Camelot Portfolios, LLC (“Camelot”), 1700 Woodlands Dr., Maumee, Ohio 43537, is registered with the SEC as an investment adviser file number 801-70932.

(i) Camelot has engaged in no other businesses of a substantial nature in the last two fiscal years.

(ii) Darren Munn, managing member, is a registered representative of a broker-dealer. The other members and officers have engaged in no other business of a substantial nature in the last two fiscal years.

(h)     Managed Asset Portfolios, LLC ("MAP"), 950 W. University Drive, Suite 100, Rochester, MI 48307, is registered with the SEC as an investment adviser file number 801-58125.

(i) MAP has engaged in no other businesses of a substantial nature in the last two fiscal years.

(i)       Cookson, Peirce & Co., Inc. (“CP”), 555 Grant Street, Suite 380, Pittsburgh, PA 15219, is registered with the SEC as an investment adviser file number 801-21341.

(i) CP and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years.

(j)      JAG Capital Management (“JAG”), 9841 Clayton Road, St. Louis, MO 63124, is registered with the SEC as an investment adviser file number 801-72799.

(i) JAG and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years. JAG’s parent, J.A. Glynn & Co., is a registered broker-dealer.

(k)     Lyons Wealth Management, LLC (“Lyons”), 807 West Morse Blvd., Suite 105, Winter Park, FL 32789, is registered with the SEC as an investment adviser file number 801-67895

(i) Lyons Wealth Management, LLC has engaged in no other business since its inception.

(ii) Mark Cosgrove is the controlling member and Manager of Lyons. Mr. Cosgrove is also the Manager of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(iii) Alexander Read is a member and the Chief Executive Officer of Lyons. Mr. Read is also the Managing Member of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(l) SignalPoint Capital Management LLC (“SignalPoint”), 400 South Avenue, Suite 300, Springfield, MO 65806, is registered with the SEC as an investment adviser, file number 801-76895.

(i) SignalPoint has engaged in no other business since inception.

(ii) Michael Orzel is a member, Chief Executive Officer, President and Chief Compliance Officer of SignalPoint. Mr. Orzel is also a member, Chief Executive Officer and Chief Compliance Officer of SignalPoint Asset Management, LLC, an investment advisory firm.

(iii) Thomas Veale is a member, Chief Investment Officer and Vice President of SignalPoint. Mr. Veale is also a member and Chief Investment Officer of SignalPoint Asset Management, LLC, an investment advisory firm.

(m) Princeton Advisory Group, Inc (“Princeton”), 4422 Route 27, Building C, Unit 1, Kingston, New Jersey 08528, is registered with the SEC as an investment adviser, file number 801-62702.

(i) Princeton is an owner and a Managing Member of Princeton-Blazer Advisors, LLC, a registered investment adviser, file number 801-72981.

(ii) Munish Sood is the Chief Investment Officer and sole owner of Princeton. Mr. Sood is also the Managing Member of Cross Point Capital, LLC, a broker/dealer, file number 8-66989.

(n) Empiric Advisors, Inc. (“Empiric”) 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730, is registered with the SEC as an investment adviser, file number 801-31075

(i) Empiric is the sole owner of Empiric Distributors, Inc., a registered broker-dealer and member of FINRA.

(ii) Mark Coffelt is the Chief Investment Officer and President of Empiric. Mr. Coffelt is also the President of Empiric Distributors, Inc.

(o) Klingenstein, Fields & Co., LLC (“Klingenstein”) 125 Park Avenue, Suite 1700, New York, New York 10017-5529, is registered with the SEC as an investment adviser, file number 801-33347

(i) Klingenstein has engaged in no other substantial business activities during the past two fiscal years.

(ii) Kenneth Pollinger is a Member, Co-Chairman and Chief Executive Officer of Klingenstein. Mr. Pollinger is also a director of a Brandywine Trust Group, LLC.

(iii) Robert Shapiro is a Member and Vice Chairman of Klingenstein. Mr. Shapiro was a Trustee of the Burnham Investor Trust during the last two fiscal years through to January 4, 2013.

(iv) James Fields is the President of Klingenstein. Mr. Fields is also a director of Bottlenotes, Inc., IndexIQ, Outcast Media International, Inc. and Viagogo (Pugnacious Endeavors, Inc.), and is an advisory board member of KBW Capital Partners I, L.P.

(v) Robert Mai is a Vice President of Klingenstein. Mr. Mai is also a director of Gold Mobile and Electronic Shipping Solutions, Ltd.

(p) Griffin Asset Management, Inc. (“Griffin”), 60 East 42nd Street, Suite 2050, New York, New York 10165, is registered with the SEC as an investment adviser, file number 801-7495

(i) Griffin has engaged in no other business since its inception.

(ii) None of the directors or officers of Griffin have engaged in any other business since Griffin’s inception.

(q) Choice Financial Partners, Inc. d/b/a EquityCompass Strategies (“EquityCompass”) 501 North Broadway, St Louis, Missouri 63102, is registered with the SEC as an investment adviser, file number 801-69131

(i) EquityCompass has engaged in no other business since its inception.

(ii) Daniel Dickherber is the President and Director of EquityCompass. Mr. Dickherber is also the Director, Investment Products and Advisory Services – Stifel Nicolaus & Company, Inc.

(iii) David Minnick is the Secretary of EquityCompass. Mr. Minnick is also the General Counsel of Stifel Financial Corp.

(iv) Stephen Bushmann is the Treasurer of EquityCompass. Ms. Bushmann is also the Managing Director, Corporate Accounting of Stifel, Nicolaus & Company, Inc. and Timberline Asset Management LLC.

(v) Rita Kazembe is the Chief Compliance Officer of EquityCompass. Ms. Kazembe is also CCO of Advisory Services, of Stifel, Nicolaus & Company, Inc., Timberline Asset Management LLC, Thomas Weisel Capital Management LLC, Thomas Weisel Global Growth Partners LLC and Century Securities Associates, Inc

(r) Gries Financial LLC, (“Gries”) 1801 E. Ninth Street, Suite 1600, Cleveland, OH 44114 is registered with the SEC as an investment adviser, file number 801-56552.

(i) Gries has engaged in no other business since its inception.

(ii) None of the directors or officers of Gries have engaged in any other business during the last two fiscal years.

(s) AlphaCentric Advisors LLC (“AlphaCentric”), located at 36 North New York Avenue, Huntington, NY 11743, is registered with the SEC as an investment adviser, file number 801-79616.

(i) AlphaCentric has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the managing member of AlphaCentric and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member and President, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Member and President of Cross Sound Capital LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, the manager of Cross Sound Global Macro Fund LLC, a hedge fund, until October 2013;

President of USA Mutuals, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201, a registered investment advisor. Mutuals Advisors Inc. serves the advisor to USA Mutuals, a registered investment company;

President, USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, a registered investment company

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, an investment advisor to mutual funds.

(iii) Mark Kamies is a member of AlphaCentric and is the controlling shareholder and President of Mult-Funds, Inc., 1731 Willow Wood, Nixa, Missouri 65714. Multi-Funds is an investment marketing company.

(t) Keystone Wealth Advisors LLC (“Keystone”), located at 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321, is registered with the SEC as an investment adviser, file number 801-79615.

(i) Keystone has engaged in no other business during the past two fiscal years.

(ii) Gordon Nelson is a member of Keystone and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Member and President, Keystone Wealth Management, Inc., 595 S. Riverwood Pkwy, Suite 170, Logan UT 84321. Keystone Wealth Management is engaged in insurance related activities;

Partner, Jago Investments, LP, 855 Pebble Creek Road, UT 84335. Jago Investment, LP is a family investment trust;

(iii) Tyler Vanderbeek is a member of Keystone and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Vice President, Vancor, Inc., 1465 W. 6500, S Hyrum, UT 84319. Vancor, Inc. is engaged in insurance related activities;

Sole shareholder and President, Beeks, Inc., 1412 W. 6500, S Hyrum, UT 84319. Beeks, Inc. is engaged in insurance related activities;

(iv) James Vanderbeek is a member of Keystone and is the sole shareholder and President of Vancor, Inc., 1465 W. 6500, S Hyrum, UT 84319. Vancor, Inc. is engaged in insurance related activities;

(u) Stone Beach Investment Management, LLC (“Stone Beach”) located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851 is registered with the SEC as an investment adviser , file number 801-79745.

(i) Stone Beach has engaged in no other business during the past two fiscal years.

(ii) David Lysenko, is the Managing Principal of Stone Beach and is a Principal of Source Point Training LLC. Source Point Training LLC is a professional training company.

(v) ATR Advisors, LLC (“ATR”) located at 2452 Black Rock Turnpike, Fairfield, CT 06825-2407 is registered with the SEC as an investment adviser, file number 801-79689 .

(i) ATR has engaged in no other business since inception.

(ii) Shawn Blau is a Principal of ATR and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of the following other companies:

Investment Adviser Representatives, Westport Resources Management, 55 Greens Farms Road, Westport CT 06880. Westport Resources Management is an investment adviser;

Manager, Bayberry Associates, LLC, 2452 Black Rock Turnpike, Fairfield, CT 06825. Bayberry Associates LLC manages a family office for a trust and related entities.

(w) ITB Capital Advisors, LLC ,located at 311 S. Florida Avenue, Lakeland Florida, 33802, is registered with the SEC as an investment adviser, file number 801-80231.

(i) ITB has engaged in no other business during the past two fiscal years.

(2) Jeff Dean is a member of ITB and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Operating Officer and Director, Changes in Altitude Aviation, Inc., 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Chief Operating Officer and Director, Innovative Concrete Solutions, Inc., 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; General Partner, FND Partnership, 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Class B Member, Wolf Bay, LLC, 651 Don Bishop Road, Santa Rosa Beach, FL 32459; Member, Northridge 829, LLC; 160 Scarlet Blved, Oldsmar, FL 34677; Member, Breezy Pines; 160 Scarlet Blved, Oldsmar, FL 34677; Member and Manager, Pinewood Cove, LLC, 4201 Bayshore Blvd #2004, Tampa FL 33611; Limited Partner, TTM Power, L.P.; 770 South Post Oak Lane, Suite 600, Houston, TX 77056; Managing Member, TTM Investments, LLC 770, South Post Oak Lane, Suite 600, Houston, TX 77056; Limited Partner, ITB Premium Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Premium Fund II, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Capital Income Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Capital Management, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Member, ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Representative Broker, James I. Black & Co., 311 S. Florida Ave, Lakeland, FL, 33802; Member and Manager, AR Fund Management, LLC., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Limited Partner, AR Fund Management, LTD., 4830 W Kennedy

Blvd, Suite 730, Tampa, FL 33609; General Partner, Brown Water Partnership., 4201 Bayshore Blvd #2004, Tampa FL 33611; Member and Manager, Changes in Altitude, LLC., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Shareholder, JFD Corp., 3605 Shiloh Ridge Rd. Corinth, MS 38834; Managing Member, Cashdrain, LLC., 4201 Bayshore Blvd #2004, Tampa FL 33611

(3) Gerry Black is a member of ITB and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Managing Partner, James I Black & Co., 311 S. Florida Ave, Lakeland FL 33801; Managing Partner, ITB Capital Management, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Premium Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Premium Income Fund II, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Capital Income Fund I, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Member and Manager, AR Fund Management, LTD., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Partner, Cass LLC, 2722 S. MacDill Ave., Tampa, FL 33629; Member and Manger, Changes in Altitude, LLC; 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Managing Member, Ultra Mag, LLC, 4030 South Pipkin Road, Suite 100, Lakeland, FL 33811

(x) SL Advisors, LLC (“SL”) , located at 210 Elmer Street, Westfield, NJ. 07090 is registered with the SEC as an investment adviser, file number 801-80396.

(i) SL has engaged in no other business since its inception.

(ii) None of the directors or officers of SL have engaged in any other business during the last two fiscal years.

(y) Garrison Point Capital, LLC (“Garrison Point”), located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 ,is registered with the SEC as an investment adviser, file number 801-77191.

(i) Garrison Point has engaged in no other business during the past two fiscal years.

(ii) Garrett Smith is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC ; and Associate, SF Sentry Securities, Inc.

(iii) Tom Miner is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 except as noted otherwise:

Principal, Garrison Point Funds, LLC; Associate, SF Sentry Securities, Inc; and Board Member, University Venture Fund, located at 299 South Main Street, Suite 310, Salt Lake City, Utah 84111.

(iv) Brian Loo is a Director of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC; and Associate, SF Sentry Securities, Inc.

(v) Lee Root is the Chief Financial Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Financial Officer, Garrison Point Funds, LLC; Chief Financial Officer, SF Sentry Securities, Inc.; Chief Financial Officer, SF Sentry Financial Group, LLC; Chief Financial Officer, Sivia, LLC; Chief Financial Officer, Ocean IQ, LLC; Chief Financial Officer, Pine Capital, LLC; and Chief Financial Officer Sentry Advisors, LLC

(vi) Julie Meissner is the Chief Compliance Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Compliance Officer, Garrison Point Funds, LLC; Chief Compliance Officer, SF Sentry Securities, Inc.; Chief Compliance Officer, SF Sentry Financial Group, LLC; Chief Compliance Officer, Sivia, LLC; Chief Compliance Officer, Ocean IQ, LLC; Chief Compliance Officer, Pine Capital, LLC; and Chief Compliance Officer Sentry Advisors, LLC

(z) Boyd Watterson Asset Management, LLC (“Boyd Watterson”), located at 1801 East 9th Street, Suite 1400, Cleveland, Ohio, 44114 is registered with the SEC as an investment adviser, file number 801-57468.

(i) Boyd Watterson has engaged in no other business since its inception.

(ii) None of the directors or officers of Boyd Watterson have engaged in any other business during the last two fiscal years.

(z) Integrated Managed Futures Corp (“IMFC”), located at 1200-70 University Avenue, Toronto, Canada M5J2M4, is registered with the SEC as an investment adviser, file number 801-77105.

(i) IMFC has engaged in no other business since its inception

(ii) Stephen C. Johnson is the Chairman of IMFC and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of the following other companies:

Integrated Asset Management Corp, Omega General Insurance Company and Omega Insurance Holdings, Inc.

(ii) David G. Mather is the President and Chief Operating Officer of IMFC and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of the following other companies:

Integrated Asset Management Corp.

(aa) Millburn Ridgefield Corporation, located at 411 West Putnam Avenue, Greenwich, CT 06830, is registered with the SEC as an investment adviser, file number 801-60938.

(i) Millburn Ridgefield Corporation has engaged in no other business since its inception.

(ii) None of the directors or officers of Millburn Ridgefield Corporation have engaged in any other business during the last two fiscal years.

(bb) Pacini Hatfield Investments, LLC is located at 14362 N. Frank Lloyd Wright Blvd., Scottsdale, AZ, 85260. Additional information regarding Pacini Hatfield Investments, LLC, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

Item 32. Principal Underwriters

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund Series Trust. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, BlueArc Multi-Strategy Fund, CLA Strategic Allocation Fund, Compass EMP Funds Trust, Copeland Trust,  Equinox Funds Trust, Forethought Variable Insurance Trust, Hays Series Trust, Miller Investment Trust, Morgan Creek Series Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Vertical Capital Income Fund,  Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust, and Princeton Private Equity Fund.

(b)     NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

(c) Not Applicable.

Item 33. Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

(a) Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

(b) Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130.

(c) Huntington National Bank, 41 South High Street, Columbus, OH 43215.

(d) U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202.

(e) Catalyst Capital Advisors LLC, 36 North New York Avenue, Huntington, NY 11743.

(f) Vista Research and Management, LLC, 124 Ritch Avenue, Suite A-201, Greenwich, CT 06830. Fund

(g) SMH Capital Advisors, Inc., 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109.

(h) Eventide Asset Management, LLC, 2 Franklin Street, Medford, MA, 02155.

(i) Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management, 330 South Orange Avenue, Sarasota, FL, 34236.

(j) Groesbeck Investment Management Corp., 12 Route 17 North, Suite 130, Paramus, NJ 07652.

(k) Managed Asset Portfolios, LLC, 950 W. University Drive, Suite 100, Rochester, MI 48307.

(l) Cookson, Peirce & Co., Inc., 555 Grant Street, Suite 380, Pittsburgh, PA 15219.

(m) JAG Capital Management, 9841 Clayton Road, St. Louis, MO 63124.

(n) Lyons Wealth Management, LLC, 807 West Morse Blvd., Suite 105, Winter Park, FL 32789.

(o) SignalPoint Capital Management LLC, 400 South Avenue, Suite 300, Springfield, MO 65806.

(p) Princeton Advisory Group, Inc., 4422 Route 27, Building C, Unit 1, Kingston, New Jersey 08528.

(q) Empiric Advisors, Inc, 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730

(r) Klingenstein, Fields & Co., LLC, 125 Park Avenue, Suite 1700, New York, New York 10017-5529

(s) Griffin Asset Management, Inc., 60 East 42 Street, Suite 2050, New York, New York 10165

(t) Choice Financial Partners, Inc. d/b/a EquityCompass Strategies, 501 North Broadway, St. Louis Missouri 63102

(u) Camelot Portfolios, LLC, 1700 Woodlands Dr., Maumee, Ohio 43537

(v) Gries Financial LLC, 1801 E. Ninth Street, Suite 1600, Cleveland, OH 44114

(w) AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743

(x) Keystone Wealth Advisors LLC, 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321

(y) Stone Beach Investment Management, LLC is located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851.

(z) ATR Advisors, LLC is located at 2452 Black Rock Turnpike, Fairfield, CT 06825-2407

(aa) ITB Capital Advisors, LLC is located at 311 S. Florida Avenue, Lakeland Florida, 33802

(bb) SL Advisors, LLC is located at 210 Elmer Street, Westfield, NJ, 07090

(cc) Garrison Point Capital, LLC is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111

(dd) Boyd Watterson Asset Management, LLC is located at 1801 East 9th Street Suite 1400, Cleveland, Ohio 44114

(ee)Integrated Managed Futures Corp is located at 1200-70 University Avenue, Toronto, Canada M5J2M4

(ff)Millburn Ridgefield Corporation is located at 411 West Putnam Avenue, Greenwich, CT 06830

(gg)Pacini Hadfield Investments, LLC is located at 14362 N. Frank Lloyd Wright Blvd., Scottsdale, AZ, 85260

Item 34. Management Services

None.

Item 35. Undertakings

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Diego, State of California, on the 26th day of October, 2016.

Mutual Fund Series Trust

By: /s/ JoAnn Strasser

JoAnn Strasser

Attorney-in-Fact

Mutual Fund Series Trust

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated.

Mutual Fund Series Trust

Dr. Bert Pariser*, Trustee	October 26, 2016

Tobias Caldwell*, Trustee	October 26, 2018

Jerry Szilagyi*, Trustee/President/Principal Executive Officer	October 26, 2016

Erik Naviloff*, Treasurer/Principal Financial Officer	October 26, 2016

Tiberiu Weisz*, Trustee	October 26, 2016

*By: /s/ JoAnn Strasser

JoAnn Strasser

Attorney-in-Fact

Exhibit Index

ITEM

(d)(iii) Management Fee Limitation Agreement between the Trust and Catalyst Capital Advisors LLC

(d)(iv) Expense Limitation Agreement with Catalyst Capital Advisors LLC

(i)(i) Legal Consent of Thompson Hine LLP

(j)(i) Consent of BBD, LLP